UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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CME GROUP INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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September     , 2018

Dear Shareholder:

You are cordially invited to attend a special meeting of the shareholders of CME Group Inc. (CME Group). The special meeting will be held at 10:00 a.m., Central Time, on November 5, 2018 at CME Group’s headquarters, located at 20 South Wacker Drive, Chicago, Illinois.

Under our Certificate of Incorporation, the holders of the Class B-1 common stock have the sole right to elect three directors to the Board of Directors (Board) of CME Group, the holders of the Class B-2 common stock have the sole right to elect two directors to the Board and the holders of the Class B-3 common stock have the sole right to elect one director to the Board. We refer to these election rights collectively as the Class B Election Rights and the directors elected by the Class B shareholders as the Class B Directors.

At the special meeting, you will be asked to consider and vote on a proposal (Proposal) to amend and restate our Certificate of Incorporation to eliminate all or some of the Class B Election Rights. If approved, all or some of the Class B Election Rights will be eliminated as provided in the Proposal, and the Class B-1, Class B-2 and Class B-3 shareholders will be entitled to the consideration as described in the accompanying proxy statement.

Our Board has carefully considered the Proposal and believes it is in the best interests of CME Group and its shareholders.

Your vote is very important. You are eligible to vote if you were a shareholder of record at the close of business on September 6, 2018. Please ensure that your shares are represented at the meeting by promptly voting and submitting your proxy over the Internet, by phone or by completing, signing, dating and returning your proxy or voting instruction card in the enclosed envelope.

If you or your legal proxy holder plan to attend the special meeting in person, you must follow the admission procedures described on page 10. All attendees must have photo identification, such as a driver’s license or passport. Please note that seating is limited and will be granted on a first come basis. You should allow sufficient time to clear security.

We expect to either mail or provide notice and electronic delivery of this notice of special meeting and proxy statement on or about September     , 2018.

The accompanying proxy statement describes the Proposal in more detail. We encourage you to read the entire document carefully.

By order of the Board of Directors,

Terrence A. Duffy Chairman and Chief Executive Officer	Kathleen M. Cronin Senior Managing Director, General Counsel & Corp. Secretary

20 South Wacker Drive

Chicago, Illinois 60606

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

DATE & TIME:	November 5, 2018 at 10:00 a.m. Central Time

PLACE:	CME Group headquarters, 20 South Wacker Drive, Chicago, Illinois

ITEMS OF BUSINESS:

To consider and vote on a proposal (Proposal) to amend and restate the Company’s Fourth Amended and Restated Certificate of Incorporation to eliminate all or some of the director election rights of the holders of the Class B-1, Class B-2 and Class B-3 common stock, referred to as the Class B Election Rights. If approved, all or some of the Class B Election Rights will be eliminated as provided in the Proposal, and the Class B-1, Class B-2 and Class B-3 shareholders will be entitled to the consideration as described in the accompanying proxy statement.

CME Group will transact no other business at the special meeting except such business as may properly be brought before the special meeting or any adjournments or postponements thereof.

RECORD DATE:

Only shareholders of record at the close of business on September 6, 2018 (record date) are entitled to notice of, and to vote at, the special meeting and at any adjournment or postponement of the special meeting.

VOTING BY PROXY:

Your vote is very important. You may vote by telephone or over the Internet by following the instructions on page 11. You may also vote by submitting the proxy card or voting instruction in the envelope provided. Whether or not you plan to attend the special meeting, you may vote your shares by returning your proxy card and/or voting instruction card or casting your vote by telephone or over the Internet. Voting early will not have an effect on your right to change your vote or attend the meeting.

RECOMMENDATIONS:

The Board recommends that you vote FOR the Proposal. A vote FOR the Proposal is a vote to amend the Company’s Fourth Amended and Restated Certificate of Incorporation to eliminate all or some of the Class B Election Rights.

The accompanying proxy statement describes the Proposal in more detail. We encourage you to read the entire document carefully.

By order of the Board of Directors,

Terrence A. Duffy Chairman and Chief Executive Officer	Kathleen M. Cronin Senior Managing Director, General Counsel & Corp. Secretary

The Special Meeting

DATE, TIME AND PLACE

The special meeting will be held at 10:00 a.m. Central Time, on November 5, 2018 at CME Group Inc.’s headquarters, located at 20 South Wacker Drive, Chicago, Illinois.

In this proxy statement, we refer to CME Group Inc. as CME Group or the Company. In this proxy statement, the terms “we,” “us” and “our” refer to CME Group. All shareholders of CME Group on September 6, 2018, the record date for the special meeting, are invited to attend the special meeting. If you attend, you will be asked to present valid photo identification, such as a driver’s license or passport and proof of ownership as of the record date. See additional information beginning on page 10.

PURPOSE OF THE SPECIAL MEETING

We are asking you to vote on the Proposal to amend and restate our Fourth Amended and Restated Certificate of Incorporation (Current Certificate) to eliminate all or some of the Class B Election Rights. As further explained in this proxy statement, the amendment to the Current Certificate to eliminate the Class B Election Rights in their entirety requires the approval of Class A and Class B shareholders voting together as a single class, and approval of each of the Class B-1, Class B-2 and Class B-3 shareholders voting as separate classes (Full Approval). If all approvals are received except the separate class vote of Class B-3 shareholders (Partial Approval), the amendment to the Current Certificate will eliminate the Class B Election Rights of the Class B-1 and Class B-2 shareholders but the Class B Election Rights of the Class B-3 shareholders will remain unchanged.

If the Proposal receives Full Approval, the Class B-1, Class B-2 and Class B-3 shareholders will receive the consideration as described in this proxy statement on page 6. If the Proposal receives Partial Approval, the Class B-1 and Class B-2 shareholders will receive the consideration as described on page 6 and the Class B-3 shareholders will receive no consideration.

RECOMMENDATION OF THE BOARD

Our Board has approved, adopted and declared advisable the Proposal and recommends that you vote “FOR” the Proposal at the special meeting. A vote “FOR” the Proposal is a vote in favor of the amendment to the Current Certificate contemplated by each of the Full Approval and Partial Approval.

As described in this proxy statement, we believe the proposed elimination of the Class B Election Rights will enhance the Company’s corporate governance, improve the process for evaluating and nominating members to the Board and reduce the future costs associated with our Board. The Board believes that its composition should reflect a diversity of thought, backgrounds, skills, experiences and expertise, and a range of tenures that are appropriate given its current and anticipated circumstances. Under the current process, the Class B Directors are evaluated and nominated by three separate committees comprised solely of holders of the respective class of Class B shares who are not members of the Board. Eliminating the separate nomination and election process for the Class B Directors enhances the Board’s ability to ensure that its composition is effectively designed to achieve the goals of the global organization to increase long-term shareholder value and provide valuable services to the marketplace.

The Proposal also provides the Company with the flexibility to reduce the size of the Board to improve its governance objectives, and in doing so also reduce costs. If the Proposal is approved, the Board intends to reduce its membership by 6 to 15 by the 2021 annual meeting of shareholders as described on page 3 under Transition Period for the Inclusion of Class B Directors as Equity Directors. The Board believes the total consideration to be paid to the Class B shareholders under the Proposal is reasonable considering the benefits to the Company and is in the best interests of the Company and its shareholders. Because of the unique nature of the Class B Election Rights, their potential value is not readily ascertainable by reference to market data. The allocation of the total consideration among the applicable classes of Class B common stock was done solely on the basis of the relative number of directors each class is entitled to elect.

The resolution adopted by the Board authorizing the proposed amendment to the Current Certificate provides that at any time prior to the effectiveness of the filing of such amendment with the Secretary of State of the State of Delaware, notwithstanding authorization of the proposed amendment by the shareholders of the Company, the Board may abandon such proposed amendment without further action by the shareholders. If the proposed amendment is abandoned no consideration will be paid.

Notice of Annual Meeting of Shareholders and 2018 Proxy Statement	1

The Special Meeting (Continued)

GENERAL INFORMATION

Refer to page 10 for additional information regarding the special meeting, including information on the quorum requirements and voting process.

CLASS B ELECTION RIGHTS

Pursuant to our Current Certificate, three of our four Class B shareholder groups have the right to elect the Class B Directors. Specifically:

•	Class B-1 shareholders, representing 625 Class B-1 shares, par value $.01 per share, have the right to elect three Class B Directors;

•	Class B-2 shareholders, representing 813 Class B-2 shares, par value $.01 per share, have the right to elect two Class B Directors; and

•	Class B-3 shareholders, representing 1,287 Class B-3 shares, par value $.01 per share, have the right to elect one Class B Director.

Class B-4 shareholders, representing 413 Class B-4 shares, par value $.01 per share, do not have the right to elect or vote on Class B Directors and are not affected by the Proposal.

Pursuant to our Fourteenth Amended and Restated Bylaws (Current Bylaws), the Class B-1, Class B-2 and Class B-3 shareholders elect members of nominating committees (Class B Nominating Committees) for their respective class, which are responsible for nominating candidates to serve as the Class B Director(s) for their class who are then voted on by their respective class. The other members of the Board are nominated by our independent nominating committee (Board Nominating Committee) and are referred to as Equity Directors.

EFFECT OF THE PROPOSAL ON THE CLASS B ELECTION RIGHTS AND CLASS B NOMINATING COMMITTEES

The Proposal is to amend and restate the Current Certificate to eliminate all or some of the Class B Election Rights.

The amendment to the Current Certificate to eliminate the Class B Election Rights in their entirety requires the approval of Class A and Class B shareholders voting together as a single class, and approval of each of the Class B-1, Class B-2 and Class B-3 shareholders voting as separate classes, which we refer to as Full Approval. If all approvals are received except the separate class vote of Class B-3 shareholders, which we refer to as Partial Approval, the amendment to the Current Certificate will eliminate the Class B Election Rights of the Class B-1 and Class B-2 shareholders but the Class B Election Rights of the Class B-3 shareholders will remain unchanged. The voting requirements are further described in this proxy statement under Required Vote on page 5.

If Full Approval is received, the amendment and restatement of our Current Certificate as described in this proxy statement and as set forth in Appendix A-1 will become effective and the Class B Election Rights will be eliminated in their entirety. The Board will also amend and restate the Current Bylaws as described in this proxy statement and as set forth in Appendix B-1 to eliminate all Class B Nominating Committees and all directors nominated by the Company would be nominated by the Board Nominating Committee.

If Partial Approval is received, the amendment and restatement of our Current Certificate as described in this proxy statement and as set forth in Appendix A-2 will become effective and the Class B Election Rights will be eliminated for Class B-1 and Class B-2 shareholders but the Class B Election Rights of the Class B-3 shareholders will remain unchanged. The Board will also amend and restate the Current Bylaws as described in this proxy statement and as set forth in Appendix B-2 to eliminate the Class B-1 and Class B-2 Nominating Committees only, and the Class B-3 shareholders’ voting and nominating rights and procedures will remain structured as they are under the Current Certificate and Current Bylaws, with certain modifications set forth therein.

2	Notice of Annual Meeting of Shareholders and 2018 Proxy Statement

The Proposal

TRANSITION PERIOD FOR THE INCLUSION OF CLASS B DIRECTORS AS EQUITY DIRECTORS

In connection with the implementation of the Proposal, the Board intends to provide for a two-year period during which the Board Nominating Committee intends to include individuals who could have otherwise been elected and served as Class B Directors in its slate of nominees. During this period, including at the annual meetings of shareholders for 2019 and 2020, the Board Nominating Committee would seek to consider as nominees for election up to 4 individuals who are the recognized owner of at least one share of Class B-1, Class B-2 or Class B-3 common stock and who do not currently serve as an Equity Director. The Board also intends to reduce the size of the Board by 6 to 15 directors by the 2021 annual meeting of shareholders. As discussed below, in connection with our acquisition of NEX Group plc (NEX), the Board plans to increase the size of the Board by one to 21 and appoint Mr. Spencer to fill the vacancy at the time of the NEX closing.

BACKGROUND

Alignment of Director Representation and the Current Needs of the Company

Our Class B shareholders obtained their director election rights as part of our demutualization in 2000 and expected initial public offering. This was done to ensure the Board included representation by our market participants to facilitate the orderly transition from primarily an open outcry floor trading venue to one that also incorporated an electronic trading venue and to facilitate the transition from a private member-owned organization to a public company. Since 2000, our business has grown and changed dramatically. In 2000, our primary business was the operation of the Chicago Mercantile Exchange (CME) and its clearing house. Trading activity was primarily carried out via open outcry floor-trading, with less than 15% of our trading volume conducted electronically. Today, CME Group:

•	Operates four separate derivatives exchanges and offers the most diverse product line based on asset class.

•	Maintains four separate membership groups: CME, Board of Trade of the City of Chicago, New York Mercantile Exchange and the Commodity Exchange.

•	Executes approximately 89% of its trading volume electronically based on 2017 activity, with approximately 26% of its electronic volume reported as originating outside of the U.S.

•	Operates a business that is significantly diversified from its primarily trading floor based business at the time of the demutualization.

•	Faces increased competition, both domestically and globally.

•	Must comply with increasing complex regulatory regimes, both domestically and abroad.

•

Operates a significantly expanded global business, including its acquisition of NEX, subject to obtaining all required regulatory approvals. In March 2018, CME Group announced that it had reached an agreement to acquire NEX. The acquisition will create a leading, client-centric, global markets company that will deliver better ways to trade and manage risk across futures, cash and over-the-counter products. The NEX acquisition is expected to close in the second half of 2018.

The Board believes that considering these factors, the need and desirability of having six mandated directors consisting of members from three separate classes of shareholders, representative of members from only one of our exchanges and elected only by such exchange’s members is no longer necessary and that a single class of directors would improve our corporate governance. The Board believes that giving its Board Nominating Committee complete control over the nominating process is the best way to ensure that the Board has the appropriate mix of members to address all of the Company’s various governance needs.

Board Composition and Size

The Board of Directors is currently composed of twenty members, six of which are Class B Directors and fourteen of which are Equity Directors. In addition, in connection with the closing of the NEX acquisition, the Board intends to add NEX CEO Michael Spencer to the Board. Pursuant to our Current Certificate, the Board of Directors sets the number of directors from time to time by resolution adopted by the Board, subject to the requirement to maintain six Class B Directors. In addition, the size of our

Notice of Annual Meeting of Shareholders and 2018 Proxy Statement	3

The Proposal (Continued)

Board is impacted by the need to have a majority-independent board under the Nasdaq listing requirements and the requirement to have at least 35% “public directors” under guidance issued by the Commodity Futures Trading Commission (CFTC). Our Class B Directors do not qualify as public directors.

The Board’s independent governance committee (Governance Committee) focuses on, among other things, ways to make governance and board structure more efficient. By eliminating the mandated Class B Directors, the Board will have greater flexibility under Nasdaq, CFTC and other applicable rules to reduce the size of the Board while maintaining the overall mix of director skillsets necessary to govern our global organization.

If the Proposal is approved, the Board intends to reduce the size of the Board by 6 to 15 directors by the 2021 annual meeting of shareholders. Reducing the size of the Board by 6 would result in more than $1 million of annual cost savings to the Company.

All Board Members Should be Subject to the Same Selection Process

Having an effective board evaluation and refreshment process is an integral component of good corporate governance, is in line with general public company practices and is a key area of focus of investors. While the Board has adopted established criteria for its members and conducts an annual Board and peer evaluation, the Class B Nominating Committees are not required to take such criteria into consideration in their nomination process. The only requirements for nomination as a Class B Director and for serving on the Class B Nominating Committees is to be the recognized owner of one share of the applicable class of Class B common stock and to otherwise satisfy the qualification and eligibility requirements applicable to all directors of CME Group. Additionally, as members of the Class B Nominating Committees are not members of the Board, they do not have the benefit of being able to assess an incumbent Class B Director based on his or her performance as a Board member and do not have exposure to the Board’s operation, culture and objectives.

While the Board remains committed to strong representation from our broader member community as that community provides critical insight and expertise in the operation of all of our markets, the Board believes that the value of such representation can continue to be realized through the nomination process utilized for nominating our Equity Directors, which are elected by the Class A shareholders and the Class B shareholders, voting together as a single class. On an annual basis, the Governance Committee and the Board Nominating Committee meet jointly to assess the current and future needs of the Board and will make recommendations to the Board in the event they identify a need to recruit an additional member of the Board. A key part of this assessment is ensuring the Board satisfies its listing and regulatory requirements and has the relevant expertise and experience required to effectively oversee the company’s global business and create long-term shareholder value, which includes relevant experience as an industry participant.

For example, in connection with the 2018 annual election, based on the recommendation of the Board Nominating Committee, the Board nominated Mr. Siegel, who previously served as a Class B Director, as an Equity Director. The Board recognized the importance of securing Mr. Siegel’s extensive knowledge and experience relating to the governance and oversight of our clearing house, which has been designated as systemically important by the Financial Stability Oversight Council under Title VIII of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. As the Board does not control or oversee the nomination process for the Class B Directors and such elections typically run contested, there was no guarantee that Mr. Siegel would continue to be elected to the Board as a Class B Director.

Voter Participation in the Class B Director Elections Has Significantly Decreased

In 2000, when the Class B Election Rights were approved, members of the CME exchange, who are the owners of the shares of the Class B common stock, were the only exchange members of CME Group. Prior to the demutualization, trading was primarily conducted via open outcry at a single trading location in Chicago. In 2017, 89% of our trading volume was conducted electronically around the globe, including from non-members and members from our four separate exchanges.

We believe the transition away from the open outcry environment as well as the passage of time since the demutualization has led to a decrease in participation in the Class B Director elections. Over the past five years, voter participation has been below 50 percent. At the 2018 annual meeting, the election for the Class B-1 Directors was temporarily adjourned for a lack of quorum, meaning less than one-third of the Class B-1 shares had voted at the time of the meeting.

4	Notice of Annual Meeting of Shareholders and 2018 Proxy Statement

The Proposal (Continued)

The Board believes that considering the decreased participation levels and the benefit of enhancing its corporate governance, it is in the Company’s interest to seek approval of the elimination of the Class B Election Rights.

Existing Core Rights Unaffected

The proposed elimination of the Class B Election Rights does not effect the existing core rights of Class B shareholders as set forth in the Current Certificate.

Existing Membership and Clearing Firm Requirements Unaffected

The proposed elimination of the Class B Election Rights does not have any impact on our existing membership requirements or the requirements to be qualified as a Clearing Firm.

AMENDMENT AND RESTATEMENT OF THE CERTIFICATE OF INCORPORATION

The Board has approved, adopted and declared advisable the amendment and restatement of the Current Certificate as set forth in the form of Certificate of Incorporation attached as Appendix A-1 to this proxy statement, which would be filed with the Secretary of State of the State of Delaware and become effective, if only the Full Approval is obtained. We refer to this Certificate of Incorporation as the New Certificate of Incorporation. The New Certificate of Incorporation provides for, among other things, the elimination of the Class B Election Rights in their entirety.

The Board has also approved, adopted and declared advisable the amendment and restatement to the Current Certificate as set forth in the form of Certificate of Incorporation as amended attached as Appendix A-2 to this proxy statement, which would be filed with the Secretary of State of the State of Delaware and become effective if only the Partial Approval is obtained. We refer to this Certificate of Incorporation as the Partial Approval New Certificate of Incorporation. The Partial Approval New Certificate of Incorporation provides for, among other things, the elimination of the Class B-1 and Class B-2 Election Rights.

The resolution adopted by the Board authorizing the proposed amendment to the Current Certificate provides that at any time prior to the effectiveness of the filing of such amendment with the Secretary of State of the State of Delaware, notwithstanding authorization of the proposed amendment by the shareholders of the Company, the Board may abandon such proposed amendment without further action by the shareholders. If the proposed amendment is abandoned no consideration will be paid.

REQUIRED VOTE

The vote required for Full Approval of the New Certificate of Incorporation is contingent upon receiving ALL of the following approvals:

•	A “FOR” vote from the holders of a majority of the outstanding Class B-1 shares, voting as a single class (Class B-1 Approval), with each shareholder having a single vote per share;

•	A “FOR” vote from the holders of a majority of the outstanding Class B-2 shares, voting as a single class (Class B-2 Approval), with each shareholder having a single vote per share;

•	A “FOR” vote from the holders of a majority of the outstanding Class B-3 shares, voting as a single class (Class B-3 Approval), with each shareholder having a single vote per share; and

•

A “FOR” vote from the holders of a majority of the outstanding Class A and Class B common stock, voting together as a single class, with each shareholder having a single vote per share (Common Stock Approval).

The vote required to approve the Partial Approval New Certificate of Incorporation is contingent upon receiving the Class B-1 Approval, Class B-2 Approval and the Common Stock Approval only.

A vote “FOR” the Proposal is a vote in favor of both the New Certificate of Incorporation and the Partial Approval New Certificate of Incorporation, as contemplated by the Full Approval and Partial Approval, respectively. Abstentions and broker non-votes and the failure to return your proxy will have the same effect as a vote “against” the proposal. No separate class vote of the Class B-4 shares is required under our Current Certificate or Delaware law.

Notice of Annual Meeting of Shareholders and 2018 Proxy Statement	5

The Proposal (Continued)

The resolution adopted by the Board authorizing each of the proposed New Certificate of Incorporation and Partial Approval New Certificate of Incorporation provides that at any time prior to the effectiveness of the filing of such amendment with the Secretary of State of the State of Delaware, notwithstanding authorization of the proposed amendment by the shareholders of the Company, the Board may abandon such proposed amendment without further action by the shareholders.

CONSIDERATION

Full Approval

If the Proposal receives Full Approval, in connection with the surrender of the Class B Election Rights and upon effectiveness of the New Certificate of Incorporation, Class B-1, Class B-2 and Class B-3 shareholders as of the record date will receive the following payments in consideration for the elimination of their Director Election Rights, regardless of how or whether any such shareholder voted on the Proposal:

Class B-1 Shareholders: $6,200 per share of Class B-1 common stock held as of the record date.

Class B-2 Shareholders: $4,100 per share of Class B-2 common stock held as of the record date.

Class B-3 Shareholders: $2,000 per share of Class B-3 common stock held as of the record date.

The total consideration of approximately $10 million is being allocated among the holders of Class B-1, Class B-2 and Class B-3 common stock solely based on the existing 3:2:1 ratio among the three classes of Class B common stock. The Board believes the total consideration to be paid to the Class B shareholders under Full Approval is reasonable considering the benefits to the Company and is in the best interests of the Company and its shareholders. Because of the unique nature of the Class B Election Rights, their potential value is not readily ascertainable by reference to market data. The allocation of the total consideration among the applicable classes of Class B common stock was done solely on the basis of the relative number of directors each class is entitled to elect.

Partial Approval

If the Proposal receives Partial Approval, in connection with the surrender of the Class B Election Rights and upon effectiveness of the Partial Approval New Certificate of Incorporation, Class B-1 and Class B-2 shareholders as of the record date will receive the following payments in consideration for the elimination of their Director Election Rights, regardless of how or whether any such shareholder voted on the Proposal:

Class B-1 Shareholders: $6,200 per share of Class B-1 common stock held as of the record date.

Class B-2 Shareholders: $4,100 per share of Class B-2 common stock held as of the record date.

Class B-3 Shareholders: NO PAYMENT.

The total consideration under the Partial Approval is approximately $7.2 million. The Board believes the total consideration to be paid to the Class B shareholders under the Partial Approval is reasonable considering the benefits to the Company and is in the best interests of the Company and its shareholders. Because of the unique nature of the Class B Election Rights, their potential value is not readily ascertainable by reference to market data. The allocation of the total consideration among the applicable classes of Class B common stock was done solely on the basis of the relative number of directors each class is entitled to elect.

AMENDMENT AND RESTATEMENT OF THE BYLAWS

To implement the Proposal, in the event of Full Approval and upon the effectiveness of the New Certificate of Incorporation, the Board will adopt the amendment and restatement of the Current Bylaws as set forth in the form attached as Appendix B-1. Alternatively, in the event of Partial Approval and upon the effectiveness of the Partial Approval New Certificate of Incorporation, the Board will adopt the amendment and restatement of the Current Bylaws as set forth in the form attached as Appendix B-2.

The Amended and Restated Bylaws in Appendix B-1 implement the elimination of all Class B Election Rights and Class B Nominating Committees. The Amended and Restated Bylaws in Appendix B-2 implement the elimination of the Class B Election Rights and Class B Nominating Committees as they pertain to Class B-1 and Class B-2 shareholders and directors. The Class B-3

6	Notice of Annual Meeting of Shareholders and 2018 Proxy Statement

The Proposal (Continued)

Nominating Committee composition and nominating process would remain the same as it is under the Current Bylaws. The Amended and Restated Bylaws in Appendix B-2 would also eliminate the right to petition to be included as a proposed nominee for the Class B-3 Nominating Committee, which right has not been exercised since demutualization. The petitioning rights for Class B-3 Director nominees remains unchanged.

No shareholder vote is necessary to amend our Current Bylaws. The Current Bylaws will not be amended if neither the Full Approval nor the Partial Approval is obtained.

ALL MATERIAL FACTORS CONSIDERED

This discussion of the information and factors that the Board considered in making its decision is not intended to be exhaustive but includes all material factors considered by the Board. In view of the wide variety of factors considered with the evaluation of the charter and bylaw amendments and the complexity of these matters, the Board did not attempt to quantify, rank, or otherwise assign relative weights to these factors. In addition, the individual members of the Board may have assigned different weight to different factors.

As disclosed beginning on page 8, certain members of the Board as owners of shares of Class B common stock would receive the consideration listed above based on their ownership if the Proposal is approved. Such amounts to the individual directors are insignificant and did not influence their decision to approve the Proposal.

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Security Ownership of CME Group Common Stock

The following tables show the amount of common stock owned by each of our directors and by each of our current named executive officers and by all directors and executive officers as a group and the amount of common stock beneficially owned by organizations owning more than five percent of our Class A common stock as of August 10, 2018 unless otherwise noted. In general, “beneficial ownership” includes those shares over which a person has the power to vote, or the power to transfer, and stock options that are currently exercisable or will become exercisable within 60 days of August 10, 2018. Except as otherwise noted, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. None of our directors or executive officers beneficially own more than one percent of any class of common stock. Shares have been rounded to the nearest full amount.

Directors and Named Executive Officers

	Class of Common Stock
Name of Beneficial Owner(1)	A	B-1	B-2	B-3	B-4
Terrence A. Duffy(2)	94,686	1	—	—	1
Jeffrey M. Bernacchi	56,980	1	—	—	—
Timothy S. Bitsberger	10,034	—	—	—	—
Charles P. Carey(3)	33,300	1	1	1	1
Dennis H. Chookaszian(4)	14,344	—	—	—	—
Elizabeth A. Cook(5)	21,534	—	—	1	—
Ana Dutra	4,394	—	—	—	—
Martin J. Gepsman(6)	43,012	—	—	1	1
Larry G. Gerdes	33,566	—	—	—	—
Daniel R. Glickman(7)	16,500	—	—	—	—
Gedon Hertshten(8)	134,561	4	4	4	2
William W. Hobert(9)	118,634	2	6	7	—
Deborah J. Lucas	601	—	—	—	—
Ronald A. Pankau(10)	3,900	—	1	—	—
Alex J. Pollock(11)	21,386	—	—	—	—
Terry L. Savage(12)	16,434	—	—	—	—
William R. Shepard(13)	194,692	5	5	2	1
Howard J. Siegel	84,200	1	—	1	—
Dennis A. Suskind	5,660	—	—	—	—
David J. Wescott(14)	75,166	1	1	3	1
John W. Pietrowicz(15)	55,417	—	—	—	—
Bryan T. Durkin	64,862	—	—	—	—
Sean P. Tully(15)	39,053	—	—	—	—
Kevin D. Kometer(15)	75,569	—	—	—	—

(1)	The address for all persons listed in the table is CME Group Inc., 20 South Wacker Drive, Chicago, IL 60606.

(2)	Includes 495 Class A shares and 1 Class B-4 share to which Mr. Duffy shares joint ownership and has voting power.

(3)

Mr. Carey owns 4,159 Class A shares indirectly through a trust. He also owns 29,141 Class A shares and 1 share of Class B-1, 1 share of Class B-2, 1 share of Class B-3 and 1 share of Class B-4 indirectly through a trading firm for purposes of meeting certain share requirements established by the rules of our derivatives exchanges for member fee purposes.

(4)	Includes 12,934 Class A shares held in the name of Mr. Chookaszian’s spouse.

(5)	All Class A shares held in trust.

(6)

Includes 495 Class A shares and 1 Class B-4 share to which Mr. Gepsman shares joint ownership and has voting power. Includes 17,950 Class A shares that have been used as a capital contribution to a limited liability company which is a holding company to one of our clearing firms.

(7)	Includes 2,100 Class A shares held in trust.

(8)	Mr. Hertshten owns 34,505 Class A shares directly. He also owns 100,056 Class A shares and all Class B shares through a firm in which he is the owner.

8	Notice of Annual Meeting of Shareholders and 2018 Proxy Statement

Security Ownership of CME Group Common Stock (Continued)

(9)

Mr. Hobert owns 77,633 Class A shares directly. He also owns 40,000 Class A shares, 2 Class B-1 shares, 6 Class B-2 shares and 7 Class B-3 shares held through a firm of which Mr. Hobert is a majority shareholder.

(10)	Includes 1 Class B-2 share assigned to one of our member firms in connection with our exchange rules.

(11)	Includes 2,719 Class A shares held in the name of Mr. Pollock’s spouse.

(12)	All Class A shares held in trust.

(13)	Includes 495 Class A shares and 1 Class B-4 share as to which Mr. Shepard shares joint ownership and has voting power. All shares held in trust.

(14)	Does not include ownership of 495 shares of Class A common stock of which beneficial ownership is in dispute.

(15)

Class A shares for Mr. Pietrowicz, Mr. Tully and Mr. Kometer include an aggregate of 22,960, 4,120 and 16,140 stock options, respectively, that are currently exercisable or would be exercisable within 60 days of August 10, 2018.

Directors and Executive Officers as a Group (30 persons)

Class of Common Stock	Total Shares	Percent of Class A(1)
Class A(2)	1,473,674	*
Class B-1	16	2.6%
Class B-2	18	2.2%
Class B-3	20	1.6%
Class B-4	7	1.7%
Total Classes (A & B)	1,473,735	*

*	Less than 1%.

(1)

Based on 340,591,107 shares of Class A common stock; 625 shares Class B-1 common stock; 813 shares of Class B-2 common stock; 1,287 shares of Class B-3 common stock, and 413 shares of Class B-4 common stock outstanding as of August 10, 2018.

(2)

Total shares of Class A common stock include an aggregate of 76,610 options to purchase shares of Class A common stock that are currently exercisable or become exercisable within 60 days of August 10, 2018.

Shareholders Owning More Than Five Percent

Name	Number of Class A Shares	Percent of Vote as a Single Class(1)
Capital World Investors(2)	31,327,058	9.2%
BlackRock, Inc.(3)	26,871,311	7.9%
The Vanguard Group(4)	24,090,982	7.1%
State Street Corporation(5)	17,519,760	5.1%

(1)

Percentage is based on the aggregate of 340,591,107 shares of Class A and 3,1,38 shares of Class B common stock outstanding as of August 10, 2018, voting together as a single class. Other than with respect to the election of Class B directors and some matters relating to trading rights associated with Class B shares, holders of both classes of common stock will vote together as a single class on all matters to be presented to a vote of shareholders, unless otherwise required by law.

(2)

Capital World Investors, a division of Capital Research and Management Company, filed a Schedule 13G/A on February 14, 2018, which states that its address is 333 South Hope Street, Los Angeles, CA 90071, and that it has sole voting power of 31,301,443 shares of Class A common stock and sole dispositive power of 31,327,058 shares of Class A common stock.

(3)

BlackRock, Inc. filed a Schedule 13G/A on January 29, 2018, which states that its address is 55 East 52nd Street, New York, NY 10055, and that it has sole voting power of 22,875,899 shares of Class A common stock and sole dispositive power of 26,871,311 shares of Class A common stock.

(4)

The Vanguard Group filed a Schedule 13G/A on February 8, 2018, which states that its address is 100 Vanguard Blvd., Malvern, PA 19355, and that it has sole voting power of 476,414 shares of Class A common stock, shared voting power of 78,182 shares of Class A common stock, sole dispositive power of 23,549,388 shares of Class A common stock and shared dispositive power of 541,594 shares of Class A common stock.

(5)

State Street Corporation filed a Schedule 13G on February 14, 2018, which states that its address is State Street Financial Center, One Lincoln Street, Boston, MA 02111, and that it has shared voting power and shared dispositive power of 17,519,760 shares of Class A common stock.

Notice of Annual Meeting of Shareholders and 2018 Proxy Statement	9

General Information About the Meeting

WHEN AND WHERE IS THE SPECIAL MEETING?

The special meeting of shareholders of CME Group will be held at 10:00 a.m., Central Time, on November 5, 2018 at CME Group, located at 20 South Wacker Drive, Chicago, Illinois 60606.

WHO MAY ATTEND THE SPECIAL MEETING?

All holders of Class A and Class B common stock on September 6, 2018, the record date for the special meeting, are entitled to notice of and are invited to attend the special meeting.

ARE THERE ANY RULES FOR ADMISSION TO THE SPECIAL MEETING?

Yes. You are entitled to attend the special meeting only if you were, or you hold a valid legal proxy naming you to act for, one of our shareholders on the record date. Please note that seating is limited, and admission will be accepted on a first-come, first-served basis.

If you plan to attend the meeting, you should register in advance. Please go to the “shareholder meeting registration” link at www.proxyvote.com and follow the instructions provided. You will need the 16-digit control number located on your proxy card, voter instruction form or notice. Please print your registration confirmation and bring it with you to the meeting along with valid photo identification, such as a driver’s license or passport. If you do not have a printed registration confirmation, we must be able to confirm:

•	Your identity by reviewing a valid form of photo identification, such as a driver’s license; and

•	You were a registered shareholder or held your shares in street name on the record date by:

–	verifying your name and stock ownership against our list of registered shareholders; or

–

reviewing other evidence of your stock ownership that shows your current name and address, such as a copy of your most recent brokerage or bank statement or your notice of internet availability of proxy materials for the special meeting (internet notice), if you hold your shares in street name; or

•	You are validly acting as proxy:

–	for a registered shareholder as of the record date, by reviewing a written legal proxy granted to you and signed by the registered shareholder; or

–

for a street name holder as of the record date, by reviewing a written legal proxy from a brokerage firm or bank holding the shares to the street name holder that is assignable, and a written legal proxy to you signed by the street name holder, together with a brokerage or bank statement or internet notice showing the street name holder’s shares as described above.

If you do not have a valid form of photo identification and proof that you owned or are legally authorized to act as proxy for someone who owned, shares of our common stock on September 6, 2018, you will not be admitted to the meeting.

At the entrance to the meeting, we will verify that your name appears in our stock records or we will inspect your brokerage or bank statement or internet notice, as your proof of ownership and any written proxy you present as the representative of a shareholder. We will decide in our sole discretion whether the documentation you present for admission to the meeting meets the requirements described above. If you hold your shares in a joint account, both owners can be admitted to the meeting if proof of joint ownership is provided and you both follow the admission procedures described above. Please allow ample time for these admission procedures.

Shareholders will not be allowed to use cameras (including cell phones with photographic capabilities), recording devices or other electronic devices at the meeting.

WILL THE SPECIAL MEETING BE WEBCAST?

Yes. A live webcast of the special meeting will be provided from our Investor Relations section of our website www.cmegroup.com. Go to Investor Relations, click on Events and Presentations and then click on listen to webcast for the CME

10	Notice of Annual Meeting of Shareholders and 2018 Proxy Statement

General Information About the Meeting (Continued)

Group Inc. Special Meeting of Shareholders. If you miss the meeting, you can view a replay of the webcast on that site. Please note that you will not be able to vote your shares or ask questions via the webcast. If you plan to view the webcast, please submit your vote in advance.

WHO IS ENTITLED TO VOTE?

You may vote if you owned shares of Class A or Class B common stock of CME Group as of the close of business on September 6, 2018, the record date for the special meeting. The number of shares outstanding of each of our classes of common stock as of September 6, 2018 was as follows:

Class	Shares Outstanding
Class A
Class B-1	625
Class B-2	813
Class B-3	1,287
Class B-4	413

There were                holders of record of our Class A common stock and                 holders of record of our Class B common stock on such date.

All shares of Class A and Class B common stock are entitled to one vote per share. As discussed on page 5, the approval of the Proposal requires the Common Stock Approval, the Class B-1 Approval, the Class B-2 Approval and the Class B-3 Approval. In each approval, shareholders have a single vote per share.

HOW DO I VOTE?

Shareholders of record (shareholders having an account at Computershare, our transfer agent) have the following ways to cast their vote:

•

Via the Internet—by voting electronically over the Internet by going to www.proxyvote.com. You will need to reference the control number on your proxy card when voting. If you wish to vote by the Internet, you may vote until 10:59 p.m., Central Time, on November 2, 2018.

•	By mail—by submitting the proxy card in the envelope provided. Be sure to allow sufficient time for delivery.

•

By calling 1-800-690-6903 (Automated Voting)—You will need to reference the control number on your proxy card when voting. If you wish to vote by telephone, you may vote until 10:59 p.m., Central Time, on November 2, 2018.

•

By calling D.F. King & Co., our proxy solicitor—If you have questions on the Proposal or need assistance voting your shares, please contact D.F. King by calling toll-free (800) 591-6313 or collect at (212) 269-5550.

D.F. King & Co. Inc.

48 Wall Street

New York, NY 10005

Bankers and Brokers Call: (212) 269-5550

All Others Call: (800) 591-6313

Email: CME@dfking.com

If your broker, bank or other nominee holds your shares of our Class A common stock, you should also call your broker, bank or other nominee for additional information.

•	In person—by voting your proxy card at the special meeting.

Notice of Annual Meeting of Shareholders and 2018 Proxy Statement	11

General Information About the Meeting (Continued)

For holders in street name (shareholders holding through a bank or broker), your proxy materials include a voting instruction form from the institution holding your shares. The availability of internet or telephone voting will depend upon the institution’s voting processes. You may also vote in person at the special meeting if you obtain a legal proxy from the institution holding your shares. Please contact the institution holding your shares for more information.

Your vote is important. Whether or not you plan to attend the special meeting, we urge you to vote your shares promptly by returning your proxy card and/or voting instruction card or casting your vote by telephone or over the Internet. Voting early will not affect your right to change your vote and/or to attend the meeting.

WHAT IS A SHAREHOLDER OF RECORD?

A shareholder of record or registered shareholder is a shareholder whose ownership of CME Group shares is reflected directly on the books and records of our transfer agent, Computershare. If you hold stock through a bank, broker or other intermediary, you hold your shares in street name and are not a shareholder of record. For shares held in street name, the record owner of your shares is your bank, broker or other intermediary. We only have access to ownership records for the registered shares. Therefore, if you are not a registered shareholder, you will need to bring additional documentation to evidence your stock ownership as of the record date, such as a copy of your brokerage account statement showing ownership as of the record date, a letter from your broker, bank or other nominee or a copy of your voting instruction card in order to be admitted to the special meeting.

WHAT DOES IT MEAN IF I RECEIVED MORE THAN ONE PROXY/VOTING INSTRUCTION CARD?

This means that you have multiple accounts holding CME Group shares. Shares with different registrations cannot be combined and as a result, you may receive more than one card. For example, shares held through your broker cannot be combined with shares held at our transfer agent, Computershare. Additionally, our Class B shares are not combined with our Class A shares. Therefore, if you own both Class A and Class B shares you will receive more than one proxy card.

If you receive more than one proxy/voting instruction card, you must vote each card to ensure that all shares you own are voted.

WHAT IF I RETURN MY PROXY CARD BUT DO NOT PROVIDE VOTING INSTRUCTIONS?

If you sign, date and return the proxy card without indicating your instructions on how to vote your shares, the proxies will vote your shares FOR the Proposal at the special meeting or any adjournment thereof.

If any other matter is presented at the special meeting, your proxies will vote in accordance with their best judgment. At the time this proxy statement went to press, we knew of no matters to be addressed at the special meeting beyond those described in this proxy statement.

CAN I CHANGE MY MIND AFTER I VOTE?

For shareholders of record: You may change or revoke your vote by submitting a written notice of revocation directed to the Corporate Secretary, CME Group Inc., 20 South Wacker Drive, Chicago, Illinois 60606 or by submitting another proxy card or by voting electronically, by telephone or at the special meeting.

For holders in street name: You may change or revoke your voting instructions by following the specific directions provided to you by your bank, broker or intermediary.

Your most recent vote is the one that is counted.

IS MY VOTE CONFIDENTIAL?

All proxies, ballots and tabulations that identify the vote of a particular shareholder will be kept confidential, except as necessary to allow the inspectors of election to certify the voting results or to meet legal requirements. Representatives of Broadridge will act as the inspector of election and will count the votes.

Comments written on proxy cards or ballots may be provided by Broadridge to our Corporate Secretary, Kathleen M. Cronin, with the name and address of the shareholder. Each comment will be provided without reference to the vote of the shareholder,

12	Notice of Annual Meeting of Shareholders and 2018 Proxy Statement

General Information About the Meeting (Continued)

unless the vote is mentioned in the comment or unless disclosure of the vote is necessary to understand the comment. At our request, the inspector of election may provide us with a list of shareholders who have not voted and periodic status reports on the aggregate vote. These status reports may include breakdowns of vote totals by different types of shareholders, although it is expected that we will not be able to determine how individual shareholders voted.

HOW ARE VOTES COUNTED?

For us to conduct the meeting, a minimum number of votes entitled to be cast by the holders of all outstanding common stock as of September 6, 2018, must be present in person or represented by proxy. This is referred to as a quorum.

For the Common Stock Approval, at least one-third of the votes entitled to be cast by such holders must be present at the meeting to establish a quorum.

For the Class B-1 Approval, the Class B-2 Approval and the Class B-3 Approval, at least one-third of the votes entitled to be cast by the holders of each such class must be present at the meeting to establish a quorum.

Proxies marked “abstain” are counted as present for establishing a quorum.

To ensure that there will be a quorum for all proposals to be voted on, please vote before the special meeting and allow your shares to be represented at the meeting by your proxies. Voting before the special meeting will not prevent you from voting in person at the meeting. If you vote in person at the meeting, your previous vote will be revoked automatically.

Abstentions and broker non-votes and the failure to return your proxy will have the same effect as a vote “against” the Proposal.

If a quorum is not present at the scheduled time of the special meeting, the chairperson of the meeting is authorized by our bylaws to adjourn the meeting, without the vote of the shareholders.

AM I ALSO BEING ASKED TO VOTE ON THE AMENDMENT TO THE CURRENT BYLAWS?

No. You are only being asked to vote on the Proposal to amend and restate the Company’s Fourth Amended and Restated Certificate of Incorporation. If the Proposal is approved, the Board would then also amend and restate the Current Bylaws to implement the Proposal as further described in this proxy statement.

WHEN WILL I RECEIVE THE CONSIDERATION?

Upon the effectiveness of the amendment to the Company’s Current Certificate following Full Approval or Partial Approval, the Company will pay the consideration as further described in this proxy statement. Payment will be made to the applicable holders of Class B common stock as of the record date and as set forth on the books and records of the Company. If the Proposal is abandoned by the Board no consideration will be paid.

IS THE PROPOSAL TAXABLE TO THE HOLDERS OF CLASS B-1, CLASS B-2 AND CLASS B-3 COMMON STOCK?

Yes. In the event of Full Approval, the Proposal is taxable to the holders of Class B-1, Class B-2 and Class B-3 common stock. In the event of Partial Approval, the Proposal is taxable to the holders of Class B-1 and Class B-2 common stock. Though the character and particular tax treatment of the cash consideration is uncertain, the receipt of cash consideration pursuant to the Proposal generally will be a taxable transaction to the Class B shareholders for U.S. federal income tax purposes. Each Class B shareholder receiving consideration should consult its tax advisor regarding the particular tax effects to the Class B shareholder of the Proposal in light of such Class B shareholder’s particular circumstances.

WHO PAYS FOR THE SOLICITATION OF PROXIES?

The solicitation is being conducted by CME Group which pays for the cost of soliciting proxies. Proxies will be solicited on behalf of the Board. This solicitation is being made by mail, over the Internet, telephone and in person. We have hired D.F. King for $14,000, plus out-of-pocket expenses, to assist in the solicitation. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their out-of-pocket expenses for sending proxy materials to shareholders and obtaining their vote.

Notice of Annual Meeting of Shareholders and 2018 Proxy Statement	13

General Information About the Meeting (Continued)

ARE THERE ANY MATTERS TO BE VOTED ON AT THE SPECIAL MEETING THAT ARE NOT INCLUDED IN THE PROXY STATEMENT?

At the time this proxy statement went to press, we knew of no matters to be addressed at the special meeting beyond those described in this proxy statement. If any other matter is presented at the special meeting, your proxies will vote in accordance with their best judgment.

WHEN ARE SHAREHOLDER PROPOSALS DUE FOR THE 2019 ANNUAL MEETING?

To be considered for inclusion in the 2019 proxy statement, shareholder proposals must be received in writing at our principal executive offices no later than November 20, 2018. You should be aware that your proposal must comply with the SEC regulations regarding inclusion of shareholder proposals in company-sponsored proxy materials.

Similarly, for you to raise a proposal from the floor during next year’s annual meeting, we must have timely received written notice of the proposal. In accordance with our bylaws, to be timely, a shareholder’s notice must be delivered to our corporate secretary not earlier than the close of business on January 9, 2019 (the 120th day) and not later than the close of business on February 8, 2019 (the 90th day) prior to the anniversary of the 2018 annual meeting; provided, however, that in the event that the date of the 2019 annual meeting is more than 30 days before or more than 60 days after May 9, 2019, to be timely, notice must be delivered not earlier than the open of business on the 120th day prior to the actual date of the 2019 annual meeting and not later than the close of business on the later of the 90th day prior to the actual date of the 2019 annual meeting or, if the first public announcement of the date of the 2019 annual meeting is less than 100 days prior to the date of the meeting, the 10th day following the day on which public announcement of the date of the 2019 annual meeting is first made by CME Group. Your notice of the proposal must contain the information required under our bylaws to be considered.

In addition, to be considered at the 2019 annual meeting, proxy access nominations of directors must comply with the requirements and conditions of our proxy access bylaw, including the delivery of proper notice to our Corporate Secretary not earlier than the open of business on October 21, 2018 (the 150th day) and not later than the close of business on November 20, 2018 (the 120th day) prior to the first anniversary of the date we first distributed the proxy statement for the preceding year’s annual meeting of shareholders.

Shareholder proposals and proxy access nominations should be sent by mail directed to the Corporate Secretary (Kathleen M. Cronin), CME Group Inc., 20 South Wacker Drive, Chicago, Illinois 60606 or by fax to her attention at 312.930.4556.

WHERE CAN I FIND THE VOTING RESULTS OF THE SPECIAL MEETING?

We intend to announce preliminary voting results by press release following the special meeting and will file the final results in a current report on Form 8-K within four business days of the meeting as required by SEC regulations.

IF I RECEIVED PAPER COPIES OF MATERIALS, CAN I RECEIVE FUTURE PROXY MATERIALS ONLINE?

Yes. If you chose this option, you will not receive paper copies of the proxy materials in the mail. Choosing this option will save us printing and mailing costs and may benefit the environment.

If you hold shares in your name (instead of through a broker or other nominee), you can choose this option by following the instructions provided when you vote over the Internet at www.proxyvote.com and, when prompted, indicate that you agree to receive or access shareholder communications electronically. If you hold your shares through a broker or other nominee, you should follow the instructions regarding electronic delivery, if any, provided by your broker or other nominee.

If you choose to receive your proxy materials electronically, then prior to next year’s special meeting you will receive an email notification when the proxy materials are available for your online review. Your choice for electronic distribution will remain in effect indefinitely, unless you revoke your choice.

WHY DID I RECEIVE A NOTICE BY MAIL WITHOUT PRINTED COPIES OF THE PROXY MATERIALS?

As permitted by rules adopted by the SEC, we are making this proxy statement available to our shareholders electronically via the Internet. Beginning on or after September                     , 2018, we distributed a notice containing instructions on how to access

14	Notice of Annual Meeting of Shareholders and 2018 Proxy Statement

General Information About the Meeting (Continued)

this proxy statement and vote over the Internet. If you received a notice by mail, you will not receive a printed copy of the materials in the mail. Instead, the notice instructs you on how to access and review all the important information contained in the materials. The notice also instructs you on how you may submit your proxy over the Internet. If you received a notice by mail and would like to receive a printed copy of these materials, you should follow the instructions for requesting such materials included in the notice.

WHY DID MEMBERS OF MY HOUSEHOLD ONLY RECEIVE ONE SET OF PROXY MATERIALS BUT MORE THAN ONE PROXY CARD?

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, shareholders of record who have the same address and last name and do not participate in the electronic delivery of proxy materials will receive only one copy of our proxy materials unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. This procedure reduces our printing costs and postage fees. Shareholders who participate in householding will continue to receive separate proxy cards.

If you participate in householding and wish to receive separate copies of the proxy materials, or if you receive multiple copies of proxy materials and wish to receive only one copy, please go to www.computershare.com/investor. After the login, go to “My Profile” and select “Communication Preference” to choose your preferred method (post or email) of delivery for shareholder meeting materials. We will promptly deliver a separate copy of the proxy materials to any shareholder upon written request to Shareholder Relations, Attention: Ms. Beth Hausoul, CME Group Inc., 20 South Wacker Drive, Chicago, Illinois 60606.

Beneficial shareholders can request information about householding from their banks, brokers or other holders of record.

CAN I GET ADDITIONAL COPIES OF PROXY MATERIALS?

Yes. Additional copies of this proxy statement are available free of charge upon written request to Shareholder Relations, Attention: Ms. Beth Hausoul, CME Group Inc., 20 South Wacker Drive, Chicago, Illinois 60606.

Notice of Annual Meeting of Shareholders and 2018 Proxy Statement	15

Appendix A-1

~~FOURTH~~ FIFTH AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

CME GROUP INC.

CME Group Inc. (hereinafter referred to as the “Corporation”), which was originally incorporated in the State of Delaware on August 2, 2001 under the name Chicago Mercantile Exchange Holdings Inc., hereby certifies that this ~~Fourth~~Fifth Amended and Restated Certificate of Incorporation was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware. This ~~Fourth~~Fifth Amended and Restated Certificate of Incorporation amends, restates and integrates the provisions of the Corporation’s ~~third~~fourth amended and restated certificate of incorporation as hereby amended. The text of the ~~third~~fourth amended and restated certificate of incorporation as heretofore amended is hereby restated to read in its entirety as follows:

ARTICLE ONE: The name of the corporation is CME Group Inc.

ARTICLE TWO: The address of the corporation’s registered office in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of the corporation’s registered agent at such address is The Corporation Trust Company.

ARTICLE THREE: The purpose of the corporation shall be to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as set forth in Title 8 of the Delaware Code (the “DGCL”).

ARTICLE FOUR: The total number of shares of all classes of capital stock that the corporation is authorized to issue is 1,010,003,138 shares, of which:

10,000,000 shares shall be shares of Preferred Stock, par value $.01 per share (the “Preferred Stock”);

1,000,000,000 shares shall be shares of Class A Common Stock, par value $.01 per share (the “Class A Common Stock”);

625 shares shall be shares of Class B-1 Common Stock, par value $.01 per share (the “Class B-1 Common Stock”);

813 shares shall be shares of Class B-2 Common Stock, par value $.01 per share (the “Class B-2 Common Stock”);

1,287 shares shall be shares of Class B-3 Common Stock, par value $.01 per share (the “Class B-3 Common Stock”); and

413 shares shall be shares of Class B-4 Common Stock, par value $.01 per share (the “Class B-4 Common Stock”).

The term “Class B Common Stock” shall mean, collectively, Class B-1 Common Stock, Class B-2 Common Stock, Class B-3 Common Stock and Class B-4 Common Stock. The term “Common Stock” shall mean, collectively, the Class A Common Stock and the Class B Common Stock. The designations, voting powers, optional or other special rights and the qualifications, limitations or restrictions thereof, of the above classes shall be as follows:

DIVISION A

PREFERRED STOCK

The rights, preferences and privileges and qualifications, limitations and restrictions granted to and imposed on the shares of Preferred Stock of the corporation shall be as set forth below in this Division A.

Shares of Preferred Stock may be issued in one or more series at such time or times, and for such consideration or considerations, as the board of directors shall determine. The board of directors is hereby authorized to fix, state and establish, in the resolution or resolutions providing for the issuance of any wholly unissued series of Preferred Stock, the relative powers, rights, designations, preferences, qualifications, limitations and restrictions of such series in relation to any other series of Preferred Stock at the time outstanding. The board of directors is also expressly authorized to fix the number of shares of each such series, but not below the number of shares thereof then outstanding. The authority of the board of directors with respect to each series of Preferred Stock shall include (without limitation) the determination of the following:

(a) the dividend rate on the shares of such series, whether dividends shall be cumulative, and, if so, from which date or dates, and the rights of priority, if any, with respect to the payment of dividends on the shares of such series relative to other series of Preferred Stock or classes of stock;

Notice of Annual Meeting of Shareholders and 2018 Proxy Statement	A-1-1

Appendix A-1 (Continued)

(b) whether the shares of such series shall have voting rights (other than the voting rights provided by law) and, if so, the terms and extent of such voting rights;

(c) whether the shares of such series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate upon the occurrence of such events as the board of directors may prescribe;

(d) whether the shares of such series shall be subject to redemption by the corporation or at the request of the holder(s) thereof, and, if so, the terms and conditions of any such redemption;

(e) the rights of the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the rights of priority, if any, with respect to the distribution of assets on the shares of such series relative to other series of Preferred Stock or classes of stock; and

(f) any other preferences, privileges and powers, and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of such series, as the board of directors may deem advisable and as shall not be inconsistent with the provisions of this Certificate of Incorporation, as the same may be amended from time to time.

* * * *

DIVISION B

COMMON STOCK

SUBDIVISION 1. GENERAL PROVISIONS

The rights, preferences and privileges, and qualifications, limitations and restrictions granted to and imposed on the classes of Common Stock shall be as set forth in this Division B.

SECTION 1. DEFINITIONS.

In addition to the terms defined elsewhere, the following terms shall have the respective meanings set forth below:

“Core Rights” shall mean:

(1) the divisional product allocation rules applicable to each membership class as set forth in the rules of the Exchange;

(2) the trading floor access rights and privileges granted to members of the Exchange;

(3) the number of authorized and issued shares of any class of Class B Common Stock; or

(4) the eligibility requirements for any Person to exercise any of the trading rights or privileges of members in the Exchange.

“Exchange” shall mean Chicago Mercantile Exchange Inc., a subsidiary of the corporation.

“Person” shall mean any individual, corporation, partnership, trust or other entity.

“CBOT” shall mean Board of Trade of the City of Chicago, Inc., a subsidiary of the corporation.

A “Transfer” (and the related term “Transferred”) shall mean any sale, pledge, gift, assignment or other transfer of any ownership in any share of Class B Common Stock.

SECTION 2. GENERAL.

Except as otherwise set forth in this Division B, the relative powers, preferences and participating, optional or other special rights, and the qualifications, limitations or restrictions of each class of Common Stock shall be identical in all respects.

SECTION 3. DIVIDENDS.

Subject to the rights of the holders of Preferred Stock, holders of Common Stock shall be entitled to receive such dividends and other distributions in cash, stock of any corporation or property of the corporation as may be declared thereon by the board of directors from time to time out of assets or funds of the corporation legally available therefore, and shall share equally on a per share basis in all such dividends and other distributions.

A-1-2	Notice of Annual Meeting of Shareholders and 2018 Proxy Statement

Appendix A-1 (Continued)

SECTION 4. VOTING RIGHTS.

Subject to the rights of holders of Class B Common Stock set forth in this Division B, at every meeting of the shareholders of the corporation in connection with the election of ~~Equity Directors (as defined below)~~directors and all other matters submitted to a vote of shareholders, every holder of Common Stock shall be entitled to one vote in person or by proxy for each share of Common Stock registered in his or her name on the transfer books of the corporation. Except as otherwise required by law or by this Division B, the holders of each class of Common Stock shall vote together as a single class, subject to any right that may be conferred upon holders of Preferred Stock to vote together with holders of Common Stock on all matters submitted to a vote of shareholders of the corporation.

SECTION 5. LIQUIDATION RIGHTS.

Upon the liquidation, dissolution or winding up of the corporation, holders of Common Stock shall be entitled to receive any amounts available for distribution to holders of Common Stock after the payment of, or provision for, obligations of the corporation and any preferential amounts payable to holders of any outstanding shares of Preferred Stock.

SUBDIVISION 2. CLASS B COMMON STOCK

In addition to the rights, preferences and privileges, and qualifications, limitations and restrictions granted to and imposed on the shares of Class B Common Stock of the corporation as set forth in Subdivision 1 of this Division B, the rights, preferences and privileges, and qualifications, limitations and restrictions granted to and imposed on the shares of Class B Common Stock of the corporation shall be as set forth in this Subdivision 2 of this Division B.

SECTION 1. SPECIAL VOTING RIGHTS.

In addition to the voting rights set forth in Subdivision 1 of this Division B, the holders of shares of Class B Common Stock shall, subject to Paragraph (~~c~~b) of this Section 1, have the following additional voting rights:

~~(a) ELECTION OF CLASS B DIRECTORS. Subject to and in accordance with Article Five, holders of shares of Class B-1 Common Stock shall have the sole right to elect three directors to the corporation’s board of directors (the “Class B-1 Directors”),and each holder of Class B-1 Common Stock shall have one vote per share in any such election. Holders of shares of Class B-2 Common Stock shall have the sole right to elect two directors to the corporation’s board of directors (the “Class B-2 Directors”), and each holder of Class B-2 Common Stock shall have one vote per share in any such election. Holders of shares of Class B-3 Common Stock shall have the sole right to elect one director to the corporation’s board of directors (the “Class B-3 Director” and together with the Class B-1 Directors and Class B-2 Directors, the “Class B Directors”), and each holder of Class B-3 Common Stock shall have one vote per share in any such election.~~

(~~b~~a) CORE RIGHTS. Any change, amendment or modification of the Core Rights or of the terms of Section 3 of this Subdivision 2 shall be submitted to a vote of the holders of the Class B Common Stock for their consideration and approval. In any such vote, holders of Class B-1 Common Stock shall be entitled to six votes for each share of Class B-1 Common Stock held, holders of Class B-2 Common Stock shall be entitled to two votes for each share of Class B-2 Common Stock held, holders of Class B-3 Common Stock shall be entitled to one vote for each share of Class B-3 Common Stock held and holders of Class B-4 Common Stock shall be entitled to one-sixth of one vote for each share of Class B-4 Common Stock held. Any such change, amendment or modification must be approved by a majority of the aggregate votes cast by the holders of the Class B Common Stock present (in person or by proxy) and voting at the meeting of holders of Class B Common Stock called for the purpose of voting on the proposed change, amendment or modification; provided that holders of at least a majority of the aggregate number of votes entitled to vote on the matter shall be present, in person or by proxy, at such meeting. The absence of a quorum of the holders of Common Stock shall not effect the exercise by the holders of Class B Common Stock of the voting rights granted pursuant to this Paragraph (~~b~~a).

(~~c~~b) LIMITATION ON VOTING RIGHTS. Notwithstanding anything to the contrary contained in this Section 1 of this Subdivision 2, for so long as any Person or group of Persons acting in concert beneficially own (as defined below) 15% or more of the outstanding shares of any class of Class B Common Stock, then in any ~~election of directors elected by that class or other~~ exercise of voting rights with respect to Core Rights~~or with respect to the election or removal of directors elected by that class~~, such Person or group shall only be entitled to vote (or otherwise exercise voting rights with respect to) a number of shares of

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Appendix A-1 (Continued)

that class of Class B Common Stock that constitutes a percentage of the total number of shares of that class of Class B Common Stock then outstanding which is less than or equal to such Person or group’s Entitled Voting Percentage (as defined below). For the purposes hereof, a Person or group’s “Entitled Voting Percentage” at any time shall mean the percentage of the then outstanding shares of Class A Common Stock in the aggregate, beneficially owned by such Person or group at such time. For purposes of this Paragraph (~~c~~b), a “beneficial owner” of Common Stock includes any Person or group of Persons who, directly or indirectly, including through any contract, arrangement, understanding, relationship or otherwise, written or oral, formal or informal, control the voting power (which includes the power to vote or to direct the voting) of such Common Stock.

SECTION 2. LIMITATION ON OWNERSHIP AND TRANSFER RESTRICTIONS.

(a) Shares of Class B Common Stock may not be Transferred at any time except as follows and subject to the following limitations:

(i) No person may own a share of Class B-1 Common Stock unless that person is recognized on the books and records of the Exchange as the owner of a CME Division membership (“CME Membership”) in the Exchange as governed by the rules of the Exchange; provided that each holder shall not be permitted to own more than one share of Class B-1 Common Stock for each CME Membership;

(ii) No person may own a share of Class B-2 Common Stock unless that person is recognized on the books and records of the Exchange as the owner of an International Monetary Market Division membership (“IMM Membership”) in the Exchange as governed by the rules of the Exchange; provided that each holder shall not be permitted to own more than one share of Class B-2 Common Stock for each IMM Membership;

(iii) No person may own a share of Class B-3 Common Stock unless that person is recognized on the books and records of the Exchange as the owner of an Index and Option Market Division membership (“IOM Membership”) in the Exchange as governed by the rules of the Exchange; provided that each holder shall not be permitted to own more than one share of Class B-3 Common Stock for each IOM Membership;

(iv) No person may own a share of Class B-4 Common Stock unless that person is recognized on the books and records of the Exchange as an owner of a Growth and Emerging Markets Division membership (“GEM Membership”) as governed by the rules of the Exchange; provided that each holder shall not be permitted to own more than one share of Class B-4 Common Stock for each GEM Membership;

(b) No share of Class B-1 Common Stock may be Transferred other than in connection with the Transfer of a CME Membership made in accordance with the rules of the Exchange; provided that no more than one share of Class B-1 Common Stock may be Transferred with a CME Membership;

(c) No share of Class B-2 Common Stock may be Transferred other than in connection with the Transfer of an IMM Membership made in accordance with the rules of the Exchange; provided that no more than one share of Class B-2 Common Stock may be Transferred with an IMM Membership;

(d) No share of Class B-3 Common Stock may be Transferred other than in connection with the Transfer of an IOM Membership made in accordance with the rules of the Exchange; provided that no more than one share of Class B-3 Common Stock may be Transferred with an IOM Membership;

(e) No share of Class B-4 Common Stock may be Transferred other than in connection with the Transfer of a GEM Membership made in accordance with the rules of the Exchange; provided that no more than one share of Class B-4 Common Stock may be Transferred with a GEM Membership;

(f) Every certificate for shares of Class B-1 Common Stock, Class B-2 Common Stock, Class B-3 Common Stock and Class B-4 Common Stock shall bear a legend on its face reading as follows:

“The shares of Common Stock represented by this certificate may not be Transferred to any person in connection with a Transfer that does not meet the rules of the Exchange or the terms of the Certificate of Incorporation of this corporation until the transfer restrictions applicable to the shares represented by this certificate expire, and no person who receives

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Appendix A-1 (Continued)

the shares represented by this certificate in connection with a Transfer that does not satisfy the rules of the Exchange or the terms of the Certificate of Incorporation of this corporation prior to such time is entitled to own or to be registered as the record holder of the shares of Common Stock represented by this certificate. Each holder of this certificate, by accepting the certificate, accepts and agrees to all of the foregoing.”

(g) Except as permitted by this Section 2 of this Subdivision 2, any proposed Transfer of shares of Class B-1 Common Stock, Class B-2 Common Stock, Class B-3 Common Stock or Class B-4 Common Stock shall be void.

SECTION 3. COMMITMENT TO MAINTAIN FLOOR TRADING.

The corporation shall cause the Exchange, (i) as long as an open outcry market is liquid (as defined below), to maintain for such open outcry market a facility for conducting business, for the dissemination of price information, for clearing and delivery and (ii) to provide reasonable financial support (consistent with the calendar year 1999 budget levels established by Chicago Mercantile Exchange, an Illinois not-for-profit corporation, the predecessor of the Exchange) for technology, marketing and research for open outcry markets. If an open outcry market is not liquid, as determined by the board of directors, the board may determine, in its sole discretion, whether such obligations will continue, and for how long, in respect of such market. For purposes of this Section, an open outcry market will be deemed “liquid” if it meets any of the following tests on a quarterly basis:

(a) if a comparable exchange-traded product exists, including electronic trading at the Exchange, the Exchange’s open outcry market has maintained at least 30% of the average daily volume of such comparable product (including, for calculation purposes, volume from exchange-for-physical transactions in such open outcry market); or

(b) if a comparable exchange-traded product exists and the product trades exclusively by open outcry at the Exchange, the Exchange’s open outcry market has maintained at least 30% of the open interest of such comparable product; or

(c) if no comparable exchange-traded product exists, the open outcry market has maintained at least 40% of the average quarterly volume in that market during 1999 at Chicago Mercantile Exchange, an Illinois not-for-profit corporation, the predecessor of the Exchange (including, for calculation purposes, volume from exchange-for-physical transactions in such open outcry market); or

(d) if no comparable exchange-traded product exists and the product trades exclusively by open outcry, the open outcry market has maintained at least 40% of the average open interest in that market during 1999 at Chicago Mercantile Exchange, an Illinois not-for-profit corporation, the predecessor of the Exchange.

ARTICLE FIVE:

(A) ~~Subject to Article Four, Division B, Subdivision 2, Section 1(a) of this Certificate of Incorporation,~~ T~~t~~he number of directors that shall constitute the whole board of directors of the corporation shall be fixed exclusively by one or more resolutions adopted by the board of directors of the corporation, which number shall be no more than 30. ~~As of the time of acceptance by the Delaware Secretary of State of the filing of this Fourth Amended and Restated Certificate of Incorporation (the “Effective Time”), the board of directors of the corporation shall consist of 30 members, including 24 directors that are not Class B Directors (the “Equity Directors”), three Class B-1 Directors, two Class B-2 Directors and one Class B-3 Director.~~

~~(B) The board of directors shall remain classified until the 2014 annual meeting of shareholders. Commencing with the 2012 annual meeting of the shareholders of the Corporation, (i) the directors whose terms expire at the 2012 annual meeting of shareholders shall be elected for a two-year term expiring with the class of directors elected at the 2011 annual meeting of shareholders at the 2014 annual meeting of shareholders, (ii) the directors whose terms expire at the 2013 annual meeting of shareholders shall be elected for a one-year term expiring with the class of directors elected at the 2011 annual meeting of shareholders at the 2014 annual meeting of shareholders and (iii) from and after the 2014 annual meeting of shareholders all directors shall be elected annually for terms expiring at the next succeeding annual meeting.~~

(B) The board of directors shall be elected annually for terms expiring at the next succeeding annual meeting.

(C) A director shall hold office until his successor shall be elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office. The annual meeting of shareholders shall be held each year on a date and at a time designated by the board of directors of the Corporation.

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Appendix A-1 (Continued)

(D) Any vacancy on the board of directors of the corporation may be filled by a majority of the board of directors then in office and any director elected to fill such a vacancy shall have the same remaining term as that of his or her predecessor.~~; PROVIDED, HOWEVER, that any vacancy occurring with respect to a Class B-1 Director, a Class B-2 Director or a Class B-3 Director shall be filled from the candidates who lost for such position from the most recent election, with the candidates being selected to fill such vacancy in the order of the aggregate number of votes received in such previous election.~~

~~(E) No person shall be eligible for election as a Class B-1 Director, a Class B-2 Director or a Class B-3 Director unless he or she shall own, or be recognized as the owner for the purposes of the Exchange of, at least one share of the class of Class B Common Stock entitled to elect such director.~~

~~(F) Until the 2014 annual meeting of shareholders, a director may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least two-thirds of the voting power of the shares entitled to elect such person as a director.~~

ARTICLE SIX: The board of directors is hereby authorized to create and issue, whether or not in connection with the issuance and sale of any of its stock or other securities or property, rights entitling the holders thereof to purchase from the corporation shares of Preferred Stock, Class A Common Stock or securities of any other corporation. The times at which and the terms upon which such rights are to be issued will be determined by the board of directors and set forth in the contracts or instruments that evidence such rights. The authority of the board of directors with respect to such rights shall include, without limitation, determination of the following:

(A) The initial purchase price per share or other unit of the stock or other securities or property to be purchased upon exercise of such rights;

(B) Provisions relating to the times at which and the circumstances under which such rights may be exercised or sold or otherwise transferred, either together with or separately from, any other stock or other securities of the corporation;

(C) Provisions which adjust the number or exercise price of such rights or amount or nature of the stock or other securities or property receivable upon exercise of such rights in the event of a combination, split or recapitalization of any stock of the corporation, a change in ownership of the corporation’s stock or other securities or a reorganization, merger, consolidation, sale of assets or other occurrence relating to the corporation or any stock of the corporation, and provisions restricting the ability of the corporation to enter into any such transaction absent an assumption by the other party or parties thereto of the obligations of the corporation under such rights;

(D) Provisions which deny the holder of a specified percentage of the outstanding stock or other securities of the corporation the right to exercise such rights and/or cause the rights held by such holder to become void;

(E) Provisions which permit the corporation to redeem or to exchange such rights; and

(F) The appointment of a rights agent with respect to such rights.

ARTICLE SEVEN:

(A) In furtherance of and not in limitation of the powers conferred by law, the board of directors is expressly authorized and empowered to adopt, amend or repeal the bylaws; PROVIDED, HOWEVER, that the bylaws may also be altered, amended or repealed by the affirmative vote of the holders of two-thirds of the voting power of the then outstanding Common Stock, voting together as a single class.

(B) Unless and except to the extent that the bylaws of the corporation shall so require, the election of directors of the corporation need not be by written ballot.

ARTICLE EIGHT: No shareholder shall have any preemptive right to subscribe to an additional issue of any class or series of the corporation’s capital stock or to any securities of the corporation convertible into such stock.

ARTICLE NINE: Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of at least two-thirds of the voting power of the then outstanding Common Stock, voting together as a single class, shall be required to amend, repeal or adopt any provisions inconsistent with ~~Paragraph (F) of Article Five or~~ Articles Six, Nine, Ten, Eleven, Twelve, Thirteen, Fourteen or Fifteen of this Certificate of Incorporation.

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Appendix A-1 (Continued)

ARTICLE TEN: No director of the corporation shall be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. Any amendment or repeal of this Article by the shareholders shall not adversely affect any right or protection of a director of the corporation existing hereunder in respect of any act or omission occurring prior to such amendment or repeal.

ARTICLE ELEVEN: The corporation shall indemnify its directors and officers to the fullest extent authorized or permitted by law, as now or hereafter in effect, and such right to indemnification shall continue as to a person who has ceased to be a director or officer of the corporation and shall inure to the benefit of his or her heirs, executors and personal and legal representatives; PROVIDED, HOWEVER, that, except for proceedings to enforce rights to indemnification, the corporation shall not be obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the board of directors. The right to indemnification conferred by this Article Eleven shall include the right to be paid by the corporation the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition.

The corporation may, to the extent authorized from time to time by the board of directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the corporation similar to those conferred in this Article Eleven to directors and officers of the corporation.

The rights to indemnification and to the advance of expenses conferred in this Article Eleven shall not be exclusive of any other right which any person may have or hereafter acquire under this Certificate of Incorporation, the bylaws of the corporation, any statute, agreement, vote of shareholders or disinterested directors or otherwise.

Any repeal or modification of this Article Eleven by the shareholders of the corporation shall not adversely affect any rights to indemnification and to the advancement of expenses of a director or officer of the corporation existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

ARTICLE TWELVE: In furtherance and not in limitation of the powers conferred by law or in this Certificate of Incorporation, the board of directors (and any committee of the board of directors) is expressly authorized, to the extent permitted by law, to take such action or actions as the board of directors or such committee may determine to be reasonably necessary or desirable to (A) encourage any person to enter into negotiations with the board of directors and management of the corporation with respect to any transaction which may result in a change in control of the corporation which is proposed or initiated by such Person or (B) contest or oppose any such transaction which the board of directors or such committee determines to be unfair, abusive or otherwise undesirable with respect to the corporation and its business, assets or properties or the shareholders of the corporation, including, without limitation, the adoption of such plans or the issuance of such rights, options, capital stock, notes, debentures or other evidences of indebtedness or other securities of the corporation, which rights, options, capital stock, notes, debentures or other evidences of indebtedness and other securities (i) may be exchangeable for or convertible into cash or other securities on such terms and conditions as may be determined by the board of directors or such committee and (ii) may provide for the treatment of any holder or class of holders thereof designated by the board of directors or any such committee in respect of the terms, conditions, provisions and rights of such securities which is different from, and unequal to, the terms, conditions, provisions and rights applicable to all other holders thereof.

ARTICLE THIRTEEN: No action required to, or which may, be taken at an annual or special meeting of shareholders of the corporation may be taken without a meeting, and the power of the shareholders of the corporation to act by written consent, whether pursuant to Section 228 of the DGCL or otherwise, is specifically denied.

ARTICLE FOURTEEN: Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute or by this Certificate of Incorporation, may be called by the Chairman of the Board, in his discretion, and shall be called by the Chairman of the Board or the Secretary at the request in writing of a majority of the directors then holding office. Any such written request shall state the purpose or purposes of the proposed meeting.

ARTICLE FIFTEEN: The corporation shall, and shall cause each of the Exchange and CBOT and their respective successors and successors-in-interest to, (i) grant to each holder of a CME Membership and each holder of a Series B-1 membership in CBOT all trading rights and privileges for all new products first made available after the effective time of the merger of CBOT Holdings, Inc.

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Appendix A-1 (Continued)

with and into the corporation, pursuant to that certain Agreement and Plan of Merger, dated as of October 17, 2006, as amended, among the corporation, CBOT Holdings, Inc. and the CBOT (the “Merger Effective Time”) and traded on the open outcry exchange system of the Exchange or CBOT or any electronic trading system maintained by the Exchange or CBOT or any of their respective successors or successors-in-interest; (ii) prohibit the Exchange and any of its successors or successors-in-interest from trading products that, as of the Merger Effective Time, were traded on CBOT’s open outcry exchange system or any electronic trading system maintained by CBOT; and (iii) prohibit CBOT and any of its successors or successors-in-interest from trading products that, as of the Merger Effective Time, were traded on the Exchange’s open outcry exchange system or any electronic trading system maintained by the Exchange. The board of directors of the corporation shall, and shall cause the Exchange and CBOT to, enforce these requirements. Other members of CBOT shall have such trading rights and privileges for new products first made available after the Merger Effective Time and traded on the open outcry exchange system of the Exchange or CBOT or any electronic trading system maintained by the Exchange or CBOT or any of their respective successors or successors-in-interests as determined by the board of directors of the corporation in its sole discretion.

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Appendix A-2

~~FOURTH~~FIFTH AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

CME GROUP INC.

CME Group Inc. (hereinafter referred to as the “Corporation”), which was originally incorporated in the State of Delaware on August 2, 2001 under the name Chicago Mercantile Exchange Holdings Inc., hereby certifies that this ~~Fourth~~Fifth Amended and Restated Certificate of Incorporation was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware. This ~~Fourth~~Fifth Amended and Restated Certificate of Incorporation amends, restates and integrates the provisions of the Corporation’s ~~third~~fourth amended and restated certificate of incorporation as hereby amended. The text of the ~~third~~fourth amended and restated certificate of incorporation as heretofore amended is hereby restated to read in its entirety as follows:

ARTICLE ONE: The name of the corporation is CME Group Inc.

ARTICLE TWO: The address of the corporation’s registered office in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of the corporation’s registered agent at such address is The Corporation Trust Company.

ARTICLE THREE: The purpose of the corporation shall be to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as set forth in Title 8 of the Delaware Code (the “DGCL”).

ARTICLE FOUR: The total number of shares of all classes of capital stock that the corporation is authorized to issue is 1,010,003,138 shares, of which:

10,000,000 shares shall be shares of Preferred Stock, par value $.01 per share (the “Preferred Stock”);

1,000,000,000 shares shall be shares of Class A Common Stock, par value $.01 per share (the “Class A Common Stock”);

625 shares shall be shares of Class B-1 Common Stock, par value $.01 per share (the “Class B-1 Common Stock”);

813 shares shall be shares of Class B-2 Common Stock, par value $.01 per share (the “Class B-2 Common Stock”);

1,287 shares shall be shares of Class B-3 Common Stock, par value $.01 per share (the “Class B-3 Common Stock”); and

413 shares shall be shares of Class B-4 Common Stock, par value $.01 per share (the “Class B-4 Common Stock”).

The term “Class B Common Stock” shall mean, collectively, Class B-1 Common Stock, Class B-2 Common Stock, Class B-3 Common Stock and Class B-4 Common Stock. The term “Common Stock” shall mean, collectively, the Class A Common Stock and the Class B Common Stock. The designations, voting powers, optional or other special rights and the qualifications, limitations or restrictions thereof, of the above classes shall be as follows:

DIVISION A

PREFERRED STOCK

The rights, preferences and privileges and qualifications, limitations and restrictions granted to and imposed on the shares of Preferred Stock of the corporation shall be as set forth below in this Division A.

Shares of Preferred Stock may be issued in one or more series at such time or times, and for such consideration or considerations, as the board of directors shall determine. The board of directors is hereby authorized to fix, state and establish, in the resolution or resolutions providing for the issuance of any wholly unissued series of Preferred Stock, the relative powers, rights, designations, preferences, qualifications, limitations and restrictions of such series in relation to any other series of Preferred Stock at the time outstanding. The board of directors is also expressly authorized to fix the number of shares of each such series, but not below the number of shares thereof then outstanding. The authority of the board of directors with respect to each series of Preferred Stock shall include (without limitation) the determination of the following:

(a) the dividend rate on the shares of such series, whether dividends shall be cumulative, and, if so, from which date or dates, and the rights of priority, if any, with respect to the payment of dividends on the shares of such series relative to other series of Preferred Stock or classes of stock;

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(b) whether the shares of such series shall have voting rights (other than the voting rights provided by law) and, if so, the terms and extent of such voting rights;

(c) whether the shares of such series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate upon the occurrence of such events as the board of directors may prescribe;

(d) whether the shares of such series shall be subject to redemption by the corporation or at the request of the holder(s) thereof, and, if so, the terms and conditions of any such redemption;

(e) the rights of the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the rights of priority, if any, with respect to the distribution of assets on the shares of such series relative to other series of Preferred Stock or classes of stock; and

(f) any other preferences, privileges and powers, and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of such series, as the board of directors may deem advisable and as shall not be inconsistent with the provisions of this Certificate of Incorporation, as the same may be amended from time to time.

* * * *

DIVISION B

COMMON STOCK

SUBDIVISION 1. GENERAL PROVISIONS

The rights, preferences and privileges, and qualifications, limitations and restrictions granted to and imposed on the classes of Common Stock shall be as set forth in this Division B.

SECTION 1. DEFINITIONS.

In addition to the terms defined elsewhere, the following terms shall have the respective meanings set forth below:

“Core Rights” shall mean:

(1) the divisional product allocation rules applicable to each membership class as set forth in the rules of the Exchange;

(2) the trading floor access rights and privileges granted to members of the Exchange;

(3) the number of authorized and issued shares of any class of Class B Common Stock; or

(4) the eligibility requirements for any Person to exercise any of the trading rights or privileges of members in the Exchange.

“Equity Directors” shall mean the directors of the corporation, excluding any Class B-3 Director.

“Exchange” shall mean Chicago Mercantile Exchange Inc., a subsidiary of the corporation.

“Person” shall mean any individual, corporation, partnership, trust or other entity.

“CBOT” shall mean Board of Trade of the City of Chicago, Inc., a subsidiary of the corporation.

A “Transfer” (and the related term “Transferred”) shall mean any sale, pledge, gift, assignment or other transfer of any ownership in any share of Class B Common Stock.

SECTION 2. GENERAL.

Except as otherwise set forth in this Division B, the relative powers, preferences and participating, optional or other special rights, and the qualifications, limitations or restrictions of each class of Common Stock shall be identical in all respects.

SECTION 3. DIVIDENDS.

Subject to the rights of the holders of Preferred Stock, holders of Common Stock shall be entitled to receive such dividends and other distributions in cash, stock of any corporation or property of the corporation as may be declared thereon by the board of

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Appendix A-2 (Continued)

directors from time to time out of assets or funds of the corporation legally available therefore, and shall share equally on a per share basis in all such dividends and other distributions.

SECTION 4. VOTING RIGHTS.

Subject to the rights of holders of Class B Common Stock set forth in this Division B, at every meeting of the shareholders of the corporation in connection with the election of ~~Equity Directors (as defined below)~~directors (other than the Class B-3 Director, which is the subject of Article Four, Division B, Subdivision 2, Section 1(a) of this Certificate of Incorporation) and all other matters submitted to a vote of shareholders, every holder of Common Stock shall be entitled to one vote in person or by proxy for each share of Common Stock registered in his or her name on the transfer books of the corporation. Except as otherwise required by law or by this Division B, the holders of each class of Common Stock shall vote together as a single class, subject to any right that may be conferred upon holders of Preferred Stock to vote together with holders of Common Stock on all matters submitted to a vote of shareholders of the corporation.

SECTION 5. LIQUIDATION RIGHTS.

Upon the liquidation, dissolution or winding up of the corporation, holders of Common Stock shall be entitled to receive any amounts available for distribution to holders of Common Stock after the payment of, or provision for, obligations of the corporation and any preferential amounts payable to holders of any outstanding shares of Preferred Stock.

SUBDIVISION 2. CLASS B COMMON STOCK

In addition to the rights, preferences and privileges, and qualifications, limitations and restrictions granted to and imposed on the shares of Class B Common Stock of the corporation as set forth in Subdivision 1 of this Division B, the rights, preferences and privileges, and qualifications, limitations and restrictions granted to and imposed on the shares of Class B Common Stock of the corporation shall be as set forth in this Subdivision 2 of this Division B.

SECTION 1. SPECIAL VOTING RIGHTS.

In addition to the voting rights set forth in Subdivision 1 of this Division B, the holders of shares of Class B Common Stock shall, subject to Paragraph (c) of this Section 1, have the following additional voting rights:

(a) ELECTION OF CLASS B ~~DIRECTORS. Subject to and in accordance with Article Five, holders of shares of Class B-1 Common Stock shall have the sole right to elect three directors to the corporation’s board of directors (the “Class B-1 Directors”),and each holder of Class B-1 Common Stock shall have one vote per share in any such election. Holders of shares of Class B-2 Common Stock shall have the sole right to elect two directors to the corporation’s board of directors (the “Class B-2 Directors”), and each holder of Class B-2 Common Stock shall have one vote per share in any such election. Holders~~-3 DIRECTOR. Subject to and in accordance with Article Five, holders of shares of Class B-3 Common Stock shall have the sole right to elect one director to the corporation’s board of directors (the “Class B-3 Director” ~~and together with the Class B-1 Directors and Class B-2 Directors, the “Class B Directors”~~), and each holder of Class B-3 Common Stock shall have one vote per share in any such election.

(b) CORE RIGHTS. Any change, amendment or modification of the Core Rights or of the terms of Section 3 of this Subdivision 2 shall be submitted to a vote of the holders of the Class B Common Stock for their consideration and approval. In any such vote, holders of Class B-1 Common Stock shall be entitled to six votes for each share of Class B-1 Common Stock held, holders of Class B-2 Common Stock shall be entitled to two votes for each share of Class B-2 Common Stock held, holders of Class B-3 Common Stock shall be entitled to one vote for each share of Class B-3 Common Stock held and holders of Class B-4 Common Stock shall be entitled to one-sixth of one vote for each share of Class B-4 Common Stock held. Any such change, amendment or modification must be approved by a majority of the aggregate votes cast by the holders of the Class B Common Stock present (in person or by proxy) and voting at the meeting of holders of Class B Common Stock called for the purpose of voting on the proposed change, amendment or modification; provided that holders of at least a majority of the aggregate number of votes entitled to vote on the matter shall be present, in person or by proxy, at such meeting. The absence of a quorum of the holders of Common Stock shall not effect the exercise by the holders of Class B Common Stock of the voting rights granted pursuant to this Paragraph (b).

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Appendix A-2 (Continued)

(c) LIMITATION ON VOTING RIGHTS. Notwithstanding anything to the contrary contained in this Section 1 of this Subdivision 2, for so long as any Person or group of Persons acting in concert beneficially own (as defined below) 15% or more of the outstanding shares of any class of Class B Common Stock, then in any ~~election of directors elected by that class or other~~ exercise of voting rights with respect to Core Rights or with respect to the election or removal of ~~directors elected by that class~~the Class B-3 Director, if applicable, such Person or group shall only be entitled to vote (or otherwise exercise voting rights with respect to) a number of shares of that class of Class B Common Stock that constitutes a percentage of the total number of shares of that class of Class B Common Stock then outstanding which is less than or equal to such Person or group’s Entitled Voting Percentage (as defined below). For the purposes hereof, a Person or group’s “Entitled Voting Percentage” at any time shall mean the percentage of the then outstanding shares of Class A Common Stock in the aggregate, beneficially owned by such Person or group at such time. For purposes of this Paragraph (c), a “beneficial owner” of Common Stock includes any Person or group of Persons who, directly or indirectly, including through any contract, arrangement, understanding, relationship or otherwise, written or oral, formal or informal, control the voting power (which includes the power to vote or to direct the voting) of such Common Stock.

SECTION 2. LIMITATION ON OWNERSHIP AND TRANSFER RESTRICTIONS.

(a) Shares of Class B Common Stock may not be Transferred at any time except as follows and subject to the following limitations:

(i) No person may own a share of Class B-1 Common Stock unless that person is recognized on the books and records of the Exchange as the owner of a CME Division membership (“CME Membership”) in the Exchange as governed by the rules of the Exchange; provided that each holder shall not be permitted to own more than one share of Class B-1 Common Stock for each CME Membership;

(ii) No person may own a share of Class B-2 Common Stock unless that person is recognized on the books and records of the Exchange as the owner of an International Monetary Market Division membership (“IMM Membership”) in the Exchange as governed by the rules of the Exchange; provided that each holder shall not be permitted to own more than one share of Class B-2 Common Stock for each IMM Membership;

(iii) No person may own a share of Class B-3 Common Stock unless that person is recognized on the books and records of the Exchange as the owner of an Index and Option Market Division membership (“IOM Membership”) in the Exchange as governed by the rules of the Exchange; provided that each holder shall not be permitted to own more than one share of Class B-3 Common Stock for each IOM Membership;

(iv) No person may own a share of Class B-4 Common Stock unless that person is recognized on the books and records of the Exchange as an owner of a Growth and Emerging Markets Division membership (“GEM Membership”) as governed by the rules of the Exchange; provided that each holder shall not be permitted to own more than one share of Class B-4 Common Stock for each GEM Membership;

(b) No share of Class B-1 Common Stock may be Transferred other than in connection with the Transfer of a CME Membership made in accordance with the rules of the Exchange; provided that no more than one share of Class B-1 Common Stock may be Transferred with a CME Membership;

(c) No share of Class B-2 Common Stock may be Transferred other than in connection with the Transfer of an IMM Membership made in accordance with the rules of the Exchange; provided that no more than one share of Class B-2 Common Stock may be Transferred with an IMM Membership;

(d) No share of Class B-3 Common Stock may be Transferred other than in connection with the Transfer of an IOM Membership made in accordance with the rules of the Exchange; provided that no more than one share of Class B-3 Common Stock may be Transferred with an IOM Membership;

(e) No share of Class B-4 Common Stock may be Transferred other than in connection with the Transfer of a GEM Membership made in accordance with the rules of the Exchange; provided that no more than one share of Class B-4 Common Stock may be Transferred with a GEM Membership;

(f) Every certificate for shares of Class B-1 Common Stock, Class B-2 Common Stock, Class B-3 Common Stock and Class B-4 Common Stock shall bear a legend on its face reading as follows:

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Appendix A-2 (Continued)

“The shares of Common Stock represented by this certificate may not be Transferred to any person in connection with a Transfer that does not meet the rules of the Exchange or the terms of the Certificate of Incorporation of this corporation until the transfer restrictions applicable to the shares represented by this certificate expire, and no person who receives the shares represented by this certificate in connection with a Transfer that does not satisfy the rules of the Exchange or the terms of the Certificate of Incorporation of this corporation prior to such time is entitled to own or to be registered as the record holder of the shares of Common Stock represented by this certificate. Each holder of this certificate, by accepting the certificate, accepts and agrees to all of the foregoing.”

(g) Except as permitted by this Section 2 of this Subdivision 2, any proposed Transfer of shares of Class B-1 Common Stock, Class B-2 Common Stock, Class B-3 Common Stock or Class B-4 Common Stock shall be void.

SECTION 3. COMMITMENT TO MAINTAIN FLOOR TRADING.

The corporation shall cause the Exchange, (i) as long as an open outcry market is liquid (as defined below), to maintain for such open outcry market a facility for conducting business, for the dissemination of price information, for clearing and delivery and (ii) to provide reasonable financial support (consistent with the calendar year 1999 budget levels established by Chicago Mercantile Exchange, an Illinois not-for-profit corporation, the predecessor of the Exchange) for technology, marketing and research for open outcry markets. If an open outcry market is not liquid, as determined by the board of directors, the board may determine, in its sole discretion, whether such obligations will continue, and for how long, in respect of such market. For purposes of this Section, an open outcry market will be deemed “liquid” if it meets any of the following tests on a quarterly basis:

(a) if a comparable exchange-traded product exists, including electronic trading at the Exchange, the Exchange’s open outcry market has maintained at least 30% of the average daily volume of such comparable product (including, for calculation purposes, volume from exchange-for-physical transactions in such open outcry market); or

(b) if a comparable exchange-traded product exists and the product trades exclusively by open outcry at the Exchange, the Exchange’s open outcry market has maintained at least 30% of the open interest of such comparable product; or

(c) if no comparable exchange-traded product exists, the open outcry market has maintained at least 40% of the average quarterly volume in that market during 1999 at Chicago Mercantile Exchange, an Illinois not-for-profit corporation, the predecessor of the Exchange (including, for calculation purposes, volume from exchange-for-physical transactions in such open outcry market); or

(d) if no comparable exchange-traded product exists and the product trades exclusively by open outcry, the open outcry market has maintained at least 40% of the average open interest in that market during 1999 at Chicago Mercantile Exchange, an Illinois not-for-profit corporation, the predecessor of the Exchange.

ARTICLE FIVE:

(A) Subject to Article Four, Division B, Subdivision 2, Section 1(a) of this Certificate of Incorporation, the number of directors that shall constitute the whole board of directors of the corporation shall be fixed exclusively by one or more resolutions adopted by the board of directors of the corporation, which number shall be no more than 30. ~~As of the time of acceptance by the Delaware Secretary of State of the filing of this Fourth Amended and Restated Certificate of Incorporation (the “Effective Time”), the board of directors of the corporation shall consist of 30 members, including 24 directors that are not Class B Directors (the “Equity Directors”), three Class B-1 Directors, two Class B-2 Directors and one Class B-3 Director.~~

~~(B) The board of directors shall remain classified until the 2014 annual meeting of shareholders. Commencing with the 2012 annual meeting of the shareholders of the Corporation, (i) the directors whose terms expire at the 2012 annual meeting of shareholders shall be elected for a two-year term expiring with the class of directors elected at the 2011 annual meeting of shareholders at the 2014 annual meeting of shareholders, (ii) the directors whose terms expire at the 2013 annual meeting of shareholders shall be elected for a one-year term expiring with the class of directors elected at the 2011 annual meeting of shareholders at the 2014 annual meeting of shareholders and (iii) from and after the 2014 annual meeting of shareholders all directors shall be elected annually for terms expiring at the next succeeding annual meeting.~~

(B) The board of directors shall be elected annually for terms expiring at the next succeeding annual meeting.

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Appendix A-2 (Continued)

(C) A director shall hold office until his successor shall be elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office. The annual meeting of shareholders shall be held each year on a date and at a time designated by the board of directors of the Corporation.

(D) Any vacancy on the board of directors of the corporation may be filled by a majority of the board of directors then in office and any director elected to fill such a vacancy shall have the same remaining term as that of his or her predecessor; PROVIDED, HOWEVER, that any vacancy occurring with respect to a ~~Class B-1 Director, a Class B-2 Director or a~~ the Class B-3 Director shall be filled from the candidates who lost for such position from the most recent election, with the candidates being selected to fill such vacancy in the order of the aggregate number of votes received in such previous election. In the event such previous election for the Class B-3 Director was not contested or no such candidate is or was willing or able to serve on the board of directors, the vacancy may be filled by a majority of the board of directors then in office after consulting with the Chair of the Class B-3 Nominating Committee (as defined in the bylaws) and any director elected to fill such a vacancy shall have the same remaining term as that of his or her predecessor.

(E) No person shall be eligible for election ~~as a Class B-1 Director, a Class B-2 Director~~ or may serve as a Class B-3 Director unless he or she shall own, or be recognized as the owner for the purposes of the Exchange of, at least one share of ~~the class of~~ Class B-3 Common Stock ~~entitled to elect such director~~.

~~(F) Until the 2014 annual meeting of shareholders, a director may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least two-thirds of the voting power of the shares entitled to elect such person as a director.~~

ARTICLE SIX: The board of directors is hereby authorized to create and issue, whether or not in connection with the issuance and sale of any of its stock or other securities or property, rights entitling the holders thereof to purchase from the corporation shares of Preferred Stock, Class A Common Stock or securities of any other corporation. The times at which and the terms upon which such rights are to be issued will be determined by the board of directors and set forth in the contracts or instruments that evidence such rights. The authority of the board of directors with respect to such rights shall include, without limitation, determination of the following:

(A) The initial purchase price per share or other unit of the stock or other securities or property to be purchased upon exercise of such rights;

(B) Provisions relating to the times at which and the circumstances under which such rights may be exercised or sold or otherwise transferred, either together with or separately from, any other stock or other securities of the corporation;

(C) Provisions which adjust the number or exercise price of such rights or amount or nature of the stock or other securities or property receivable upon exercise of such rights in the event of a combination, split or recapitalization of any stock of the corporation, a change in ownership of the corporation’s stock or other securities or a reorganization, merger, consolidation, sale of assets or other occurrence relating to the corporation or any stock of the corporation, and provisions restricting the ability of the corporation to enter into any such transaction absent an assumption by the other party or parties thereto of the obligations of the corporation under such rights;

(D) Provisions which deny the holder of a specified percentage of the outstanding stock or other securities of the corporation the right to exercise such rights and/or cause the rights held by such holder to become void;

(E) Provisions which permit the corporation to redeem or to exchange such rights; and

(F) The appointment of a rights agent with respect to such rights.

ARTICLE SEVEN:

(A) In furtherance of and not in limitation of the powers conferred by law, the board of directors is expressly authorized and empowered to adopt, amend or repeal the bylaws; PROVIDED, HOWEVER, that the bylaws may also be altered, amended or repealed by the affirmative vote of the holders of two-thirds of the voting power of the then outstanding Common Stock, voting together as a single class.

(B) Unless and except to the extent that the bylaws of the corporation shall so require, the election of directors of the corporation need not be by written ballot.

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Appendix A-2 (Continued)

ARTICLE EIGHT: No shareholder shall have any preemptive right to subscribe to an additional issue of any class or series of the corporation’s capital stock or to any securities of the corporation convertible into such stock.

ARTICLE NINE: Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of at least two-thirds of the voting power of the then outstanding Common Stock, voting together as a single class, shall be required to amend, repeal or adopt any provisions inconsistent with ~~Paragraph (F) of Article Five or~~ Articles Six, Nine, Ten, Eleven, Twelve, Thirteen, Fourteen or Fifteen of this Certificate of Incorporation.

ARTICLE TEN: No director of the corporation shall be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. Any amendment or repeal of this Article by the shareholders shall not adversely affect any right or protection of a director of the corporation existing hereunder in respect of any act or omission occurring prior to such amendment or repeal.

ARTICLE ELEVEN: The corporation shall indemnify its directors and officers to the fullest extent authorized or permitted by law, as now or hereafter in effect, and such right to indemnification shall continue as to a person who has ceased to be a director or officer of the corporation and shall inure to the benefit of his or her heirs, executors and personal and legal representatives; PROVIDED, HOWEVER, that, except for proceedings to enforce rights to indemnification, the corporation shall not be obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the board of directors. The right to indemnification conferred by this Article Eleven shall include the right to be paid by the corporation the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition.

The corporation may, to the extent authorized from time to time by the board of directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the corporation similar to those conferred in this Article Eleven to directors and officers of the corporation.

The rights to indemnification and to the advance of expenses conferred in this Article Eleven shall not be exclusive of any other right which any person may have or hereafter acquire under this Certificate of Incorporation, the bylaws of the corporation, any statute, agreement, vote of shareholders or disinterested directors or otherwise.

Any repeal or modification of this Article Eleven by the shareholders of the corporation shall not adversely affect any rights to indemnification and to the advancement of expenses of a director or officer of the corporation existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

ARTICLE TWELVE: In furtherance and not in limitation of the powers conferred by law or in this Certificate of Incorporation, the board of directors (and any committee of the board of directors) is expressly authorized, to the extent permitted by law, to take such action or actions as the board of directors or such committee may determine to be reasonably necessary or desirable to (A) encourage any person to enter into negotiations with the board of directors and management of the corporation with respect to any transaction which may result in a change in control of the corporation which is proposed or initiated by such Person or (B) contest or oppose any such transaction which the board of directors or such committee determines to be unfair, abusive or otherwise undesirable with respect to the corporation and its business, assets or properties or the shareholders of the corporation, including, without limitation, the adoption of such plans or the issuance of such rights, options, capital stock, notes, debentures or other evidences of indebtedness or other securities of the corporation, which rights, options, capital stock, notes, debentures or other evidences of indebtedness and other securities (i) may be exchangeable for or convertible into cash or other securities on such terms and conditions as may be determined by the board of directors or such committee and (ii) may provide for the treatment of any holder or class of holders thereof designated by the board of directors or any such committee in respect of the terms, conditions, provisions and rights of such securities which is different from, and unequal to, the terms, conditions, provisions and rights applicable to all other holders thereof.

ARTICLE THIRTEEN: No action required to, or which may, be taken at an annual or special meeting of shareholders of the corporation may be taken without a meeting, and the power of the shareholders of the corporation to act by written consent, whether pursuant to Section 228 of the DGCL or otherwise, is specifically denied.

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Appendix A-2 (Continued)

ARTICLE FOURTEEN: Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute or by this Certificate of Incorporation, may be called by the Chairman of the Board, in his discretion, and shall be called by the Chairman of the Board or the Secretary at the request in writing of a majority of the directors then holding office. Any such written request shall state the purpose or purposes of the proposed meeting.

ARTICLE FIFTEEN: The corporation shall, and shall cause each of the Exchange and CBOT and their respective successors and successors-in-interest to, (i) grant to each holder of a CME Membership and each holder of a Series B-1 membership in CBOT all trading rights and privileges for all new products first made available after the effective time of the merger of CBOT Holdings, Inc. with and into the corporation, pursuant to that certain Agreement and Plan of Merger, dated as of October 17, 2006, as amended, among the corporation, CBOT Holdings, Inc. and the CBOT (the “Merger Effective Time”) and traded on the open outcry exchange system of the Exchange or CBOT or any electronic trading system maintained by the Exchange or CBOT or any of their respective successors or successors-in-interest; (ii) prohibit the Exchange and any of its successors or successors-in-interest from trading products that, as of the Merger Effective Time, were traded on CBOT’s open outcry exchange system or any electronic trading system maintained by CBOT; and (iii) prohibit CBOT and any of its successors or successors-in-interest from trading products that, as of the Merger Effective Time, were traded on the Exchange’s open outcry exchange system or any electronic trading system maintained by the Exchange. The board of directors of the corporation shall, and shall cause the Exchange and CBOT to, enforce these requirements. Other members of CBOT shall have such trading rights and privileges for new products first made available after the Merger Effective Time and traded on the open outcry exchange system of the Exchange or CBOT or any electronic trading system maintained by the Exchange or CBOT or any of their respective successors or successors-in-interests as determined by the board of directors of the corporation in its sole discretion.

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Appendix B-1

~~FOURTEENTH~~FIFTEENTH AMENDED AND RESTATED BYLAWS

OF

CME GROUP INC.

Approved as of ~~November 8, 2017~~                     , 2018

ARTICLE I

SHAREHOLDERS’ MEETINGS

Section 1.1 Annual Meetings.

(a) The annual meetings of shareholders shall be held on such date, at such time and at such place, either within or without the state of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting.

(b) Nominations of persons for election to the Board of Directors ~~as Equity Directors (as defined in the Certificate of Incorporation)~~ may be made at an annual meeting of shareholders only (i) by or at the direction of the Board of Directors, (ii) by any shareholder of the Corporation who (1) was a shareholder of record at the time of giving of notice provided for in this Section 1.1 and at the time of the annual meeting, (2) is entitled to vote at the meeting and (3) complies with all of the procedures set forth in this Section 1.1 as to such nomination, or (iii) by any Eligible Shareholder (as defined in Section 1.13(d) of these Bylaws) who complies with all of the procedures set forth in Section 1.13 of these Bylaws as to such nomination. Clauses (ii) and (iii) of the immediately preceding sentence shall be the exclusive means for a shareholder to make nominations before an annual meeting of shareholders.

(c) The proposal of business to be considered by the shareholders (other than nominations of persons for election to the Board of Directors ~~as Equity Directors~~, which may be made only in accordance with the provisions of Section 1.1(b)) may be made at an annual meeting of shareholders only (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any shareholder of the Corporation who (1) was a shareholder of record at the time of giving of notice provided for in this Section 1.1 and at the time of the annual meeting, (2) is entitled to vote at the meeting and (3) complies with all of the procedures set forth in this Section 1.1 as to such business. Clause (iii) of the immediately preceding sentence shall be the exclusive means for a shareholder to submit business other than nominations (other than matters brought under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and included in the Corporation’s notice of meeting) before an annual meeting of shareholders.

(d) In addition to any other applicable requirements, for ~~any Equity~~ Director nominations or any other business to be properly brought before an annual meeting by a shareholder pursuant to clause (ii) of Section 1.1(b) of these Bylaws or clause (iii) of Section 1.1(c) of these Bylaws, the shareholder must have given timely notice thereof in proper written form to the Secretary and such other business must otherwise be a proper matter for shareholder action. To be timely, such shareholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the open of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the open of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above.

(e) To be in proper written form, a shareholder’s notice to the Secretary given pursuant to this Section 1.1 must: (i) set forth, as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (1) the name and address of such person (including, if applicable, the name and address of such person as they appear on the Corporation’s books), (2) (A) the class or series and number of shares of the Corporation which are, directly or indirectly, owned beneficially and of record by such person, or any affiliates of such person, (B) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or

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Appendix B-1 (Continued)

mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such person and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (C) any proxy, contract, arrangement, understanding or relationship pursuant to which such person has a right to vote any shares of any security of the Corporation, (D) any short interest in any security of the Corporation (for purposes of these Bylaws, a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (E) any rights to dividends on the shares of the Corporation owned beneficially by such person that are separated or separable from the underlying shares of the Corporation, (F) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (G) any performance-related fees (other than an asset-based fee) that such person is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of such person’s immediate family sharing the same household, and (3) any other information relating to such person, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; (ii) if the notice relates to any business other than a nomination of one or more ~~Equity~~ Directors that the shareholder proposes to bring before the meeting, set forth (1) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made, and (2) a description of all agreements, arrangements and understandings between such shareholder and beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such shareholder; (iii) set forth, as to each person, if any, whom the shareholder proposes to nominate for election or reelection to the Board of Directors (1) all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a Director if elected) and (2) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such shareholder and the beneficial owner, if any, on whose behalf the nomination is made, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Item 404 promulgated under Regulation S-K if the shareholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant; (iv) with respect to each nominee for election or reelection to the Board of Directors, include a completed and signed questionnaire, representation and agreement required by Section 1.3 of these Bylaws; (v) include a representation that the proponent (or a qualified representative thereof) will appear in person at the meeting to present such nomination or propose such business; and (vi) include a statement as to whether the proponent intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding shares required to elect its nominee(s) or approve the proposal, as applicable, and/or otherwise to solicit proxies from shareholders in support of the nominee(s) or the proposal.

(f) In addition to the information required pursuant to Section 1.1(e) or any other provision of these Bylaws, the Corporation may require any proposed nominee to furnish any other information (i) that may reasonably be requested by the Corporation to determine whether the nominee would be independent under the rules and listing standards of the securities exchanges upon which the stock of the Corporation is listed or traded, any applicable rules of the Securities and Exchange Commission or any publicly disclosed standards used by the Board of Directors in determining and disclosing the independence of the Corporation’s Directors (collectively, the “Independence Standards”), (ii) that could be material to a reasonable shareholder’s

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Appendix B-1 (Continued)

understanding of the independence, or lack thereof, of such nominee or (iii) that may reasonably be requested by the Corporation to determine the eligibility of such nominee to serve as a Director of the Corporation.

(g) Any person providing any information to the Corporation pursuant to this Section 1.1 shall further update and supplement such information, if necessary, so that all such information shall be true and correct as of the record date for the annual meeting, and such update and supplement shall be delivered to the Secretary at the principal executive offices of the Corporation not later than 10 days following the record date.

(h) Only such persons who are nominated in accordance with the provisions of Section 1.1(b) or Section 1.2(b) of these Bylaws and any applicable procedures set forth in Section 1.1, Section 1.2 or Section 1.13 of these Bylaws shall be eligible to serve as ~~an Equity~~a Director, and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the provisions of Section 1.1(c) or Section 1.2(a) of these Bylaws and any applicable procedures set forth in this Section 1.1. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the such provisions and procedures and, if any proposed nomination or business is not in compliance therewith, to declare that such defective nomination or proposal shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For the avoidance of doubt, if the shareholder providing notice of a nomination or other business proposed to be brought before the meeting and/or any of such shareholder’s nominees breaches any of its agreements or representations or fails to comply with any of its obligations under this Section 1.1 or Section 1.2 of these Bylaws, as determined by the Board of Directors or the chairman of the meeting, then such nomination or business shall be deemed not to have been made or proposed, as the case may be, in accordance with the applicable procedures set forth in this Section 1.1 or Section 1.2 of these Bylaws, and such defective nomination or proposal shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the Corporation.

(i) For purposes of this Section 1.1 and Section 1.2 of these Bylaws, “public announcement” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

(j) Notwithstanding the other provisions of Section 1.1, Section 1.2 and Section 1.13 of these Bylaws, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in Section 1.1, Section 1.2 and Section 1.13 of these Bylaws; provided, however, that any references in Section 1.1, Section 1.2 and Section 1.13 of these Bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit the requirements applicable to nominations or proposals as to any other business to be considered pursuant to Section 1.1, Section 1.2 and Section 1.13 of these Bylaws. Nothing in these Bylaws shall be deemed to affect any rights (i) of shareholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) of the holders of any series of Preferred Stock if and to the extent provided for under law, the Certificate of Incorporation or these Bylaws.

Section 1.2 Special Meetings.

(a) Special meetings of shareholders for any purpose or purposes may be called at any time only by the Chairman of the Board or by a majority of the total number of authorized Directors. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting.

(b) Nominations of persons for election to the Board of ~~Directors as Equity~~ Directors may be made at a special meeting of shareholders at which Directors are to be elected pursuant to the Corporation’s notice of meeting (i) by or at the direction of the Board of Directors or (ii) provided that the Board of Directors has determined that Directors shall be elected at such meeting, by any shareholder of the Corporation who (1) is a shareholder of record at the time of giving of notice provided for in this Section 1.2 and at the time of the special meeting, (2) is entitled to vote at the meeting and (3) complies with all of the procedures set forth in this Section 1.2 as to such nomination. In the event the Corporation calls a special meeting of shareholders for the purpose of electing one or more ~~Equity~~ Directors to the Board of Directors, any such shareholder may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting.

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(c) In addition to any other applicable requirements, for any ~~Equity~~ Director nominations to be properly brought before a special meeting by a shareholder pursuant to clause (ii) of Section 1.2(b) of these Bylaws, the shareholder must have given timely notice thereof in proper written form to the Secretary. To be timely, such shareholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the open of business on the 120th day prior to the date of such special meeting and not later than the close of business on the later of the 90th day prior to the date of such special meeting or, if the first public announcement of the date of such special meeting is less than 100 days prior to the date of such special meeting, the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall any adjournment or postponement of a special meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above.

(d) To be in proper written form, a shareholder’s notice to the Secretary given pursuant to this Section 1.2 must set forth or be accompanied by the information, representations, agreements and other documents that are required to be set forth in or included with a shareholder’s notice of a nomination given pursuant to Section 1.1 of these Bylaws (including the completed and signed questionnaire, representation and agreement required by Section 1.3 of these Bylaws).

(e) In addition to the information required pursuant to Section 1.2(d) or any other provision of these Bylaws, the Corporation may require any proposed nominee to furnish any other information (i) that may reasonably be requested by the Corporation to determine whether the nominee would be independent under the Independence Standards, (ii) that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such nominee or (iii) that may reasonably be requested by the Corporation to determine the eligibility of such nominee to serve as a Director of the Corporation.

(f) Any person providing any information to the Corporation pursuant to this Section 1.2 shall further update and supplement such information, if necessary, so that all such information shall be true and correct as of the record date for the special meeting, and such update and supplement shall be delivered to the Secretary at the principal executive offices of the Corporation not later than 10 days following the record date.

Section 1.3 Submission of Questionnaire, Representation and Agreement. To be eligible to be a nominee for election or reelection as a Director of the Corporation, a person must deliver (in accordance with the time periods prescribed for delivery of notice under Section 1.1, Section 1.2 or Section 1.13 of these Bylaws, as applicable) to the Secretary at the principal executive offices of the Corporation a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (a) is not and will not become a party to (i) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a Director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation in such representation and agreement or (ii) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a Director of the Corporation, with such person’s fiduciary duties under applicable law, (b) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with such person’s nomination, candidacy, service or action as a Director that has not been disclosed to the Corporation in such representation and agreement, (c) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a Director of the Corporation, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation, (d) is not a Disqualified Person, as defined in Section 2.1 of these Bylaws and (e) will make such other acknowledgments, enter into such agreements and provide such information as the Board of Directors requires of all the Corporation’s Directors.

Section 1.4 Notice of Meetings. A written notice of each annual or special meeting of shareholders shall be given stating the place, date and time of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, such notice of meeting shall be given not less than 10 nor more than 60 days before the date of the meeting to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the

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shareholder at such shareholder’s address as it appears on the records of the Corporation. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

Section 1.5 Adjournments. Any annual or special meeting of shareholders may be adjourned from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the date, time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting any business may be transacted which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with Section 1.4 of these Bylaws.

Section 1.6 Quorum. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the presence in person or by proxy of the holders of stock having not less than one-third of the votes which could be cast by the holders of all outstanding stock entitled to vote at the meeting shall constitute a quorum at each meeting of shareholders. In the absence of a quorum, then either (i) the chairman of the meeting or (ii) the shareholders may, by the affirmative vote of the holders of stock having a majority of the votes which could be cast by all such holders, adjourn the meeting from time to time in the manner provided in Section 1.5 of these Bylaws until a quorum is present. If a quorum is present when a meeting is convened, the subsequent withdrawal of shareholders, even though less than a quorum remains, shall not affect the ability of the remaining shareholders lawfully to transact business.

Section 1.7 Organization. Meetings of shareholders shall be presided over by the Chairman of the Board or the Chief Executive Officer (in that order), or in their absence, inability or unwillingness, by a chairman designated by the Board of Directors, or in the absence of such designation, by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence, the chairman of the meeting may appoint any person to act as secretary of the meeting. The chairman of any meeting of the shareholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business.

Section 1.8 Voting.

(a) The shareholders entitled to vote at any meeting of shareholders shall be determined in accordance with the provisions of Section 1.11 of these Bylaws, subject to the provisions of Sections 217 and 218 of the Delaware General Corporation Law (relating to voting rights of fiduciaries, pledgors and joint owners of stock and to voting trusts and other voting agreements).

(b) Except as may be otherwise provided in the Certificate of Incorporation or in these Bylaws, or as may be otherwise required by applicable law: (i) in all matters other than the election of Directors, the affirmative vote of the holders of shares representing a majority of the votes present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the shareholders; (ii) each ~~Equity~~ Director shall be elected to the Board of Directors if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election; provided, however, that the ~~Equity~~ Directors shall be elected by a plurality of the votes cast at any meeting of shareholders for which the Secretary of the Corporation determines that the number of nominees for election as ~~Equity~~ Directors exceeds the number of ~~Equity~~ Directors to be elected as of the date that is ten days prior to the scheduled mailing date of the proxy statement for such meeting; ~~(iii) each Class B Director (as defined in the Certificate of Incorporation) shall be elected by a plurality of the votes cast at any meeting of shareholders; and (iv)~~and (iii) where a separate vote by a class or series is required, other than with respect to the election of Directors, the affirmative vote of the holders of shares of such class or series representing a majority of the votes present in person or represented by proxy at the meeting shall be the act of such class or series.

(c) Voting at meetings of shareholders need not be by written ballot and need not be conducted by inspectors of election unless so required by Section 1.10 of these Bylaws or so determined by the holders of stock having a majority of the votes which could be cast by the holders of all outstanding stock entitled to vote which are present in person or represented by proxy at such meeting.

(d) Stock of the Corporation belonging to the Corporation, or to another Corporation, a majority of the shares entitled to vote in the election of Directors of which are held by the Corporation, shall not be voted at any meeting of shareholders and shall

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Appendix B-1 (Continued)

not be counted in the total number of outstanding shares for the purpose of determining whether a quorum is present. Nothing in this Section 1.8 shall limit the right of the Corporation to vote shares of stock of the Corporation held by it in a fiduciary capacity.

Section 1.9 Proxies.

(a) Each shareholder entitled to vote at a meeting of shareholders may authorize another person or persons to act for such shareholder by proxy filed with the Secretary before or at the time of the meeting. No such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A shareholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing with the Secretary an instrument in writing revoking the proxy or another duly executed proxy bearing a later date.

(b) A shareholder may authorize another person or persons to act for such shareholder as proxy (i) by executing a writing authorizing such person or persons to act as such, which execution may be accomplished by such shareholder or such shareholder’s authorized officer, Director, partner, employee or agent (or, if the stock is held in a trust or estate, by a trustee, executor or administrator thereof) signing such writing or causing his or her signature to be affixed to such writing by any reasonable means, including, but not limited to, facsimile signature, or (ii) by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission (a “Transmission”) to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such Transmission; provided that any such Transmission must either set forth or be submitted with information from which it can be determined that such Transmission was authorized by such shareholder.

(c) Any inspector or inspectors appointed pursuant to Section 1.10 of these Bylaws shall examine each Transmission to determine whether it is valid. If no inspector or inspectors are so appointed, the Secretary or such other person or persons as shall be appointed from time to time by the Board of Directors shall examine Transmissions to determine if they are valid. If it is determined a Transmission is valid, the person or persons making that determination shall specify the information upon which such person or persons relied. Any copy, facsimile telecommunication or other reliable reproduction of such a writing or Transmission may be substituted or used in lieu of the original writing or Transmission for any and all purposes for which the original writing or Transmission could be used; provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or Transmission.

Section 1.10 Voting Procedures and Inspectors of Elections.

(a) Unless otherwise provided in the Certificate of Incorporation or required by law, the following provisions of this Section 1.10 shall apply only if and when the Corporation has a class of voting stock that is (i) listed on a national securities exchange, (ii) authorized for quotation on an interdealer quotation system of a registered national securities association or (iii) held of record by more than 2,000 shareholders.

(b) The Corporation shall, in advance of any meeting of shareholders, appoint one or more inspectors of election (individually an “inspector,” and collectively the “inspectors”) to act at such meeting and make a written report thereof. The Board of Directors may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at such meeting, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector of election, before entering upon the discharge of his duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his ability.

(c) The inspectors shall (i) ascertain the number of shares of stock of the Corporation outstanding and the voting power of each, (ii) determine the number of shares of stock of the Corporation present in person or by proxy at such meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors and (v) certify their determination of the number of such shares present in person or by proxy at such meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist them in the performance of their duties.

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Appendix B-1 (Continued)

(d) The date and time of the opening and the closing of the polls for each matter upon which the shareholders will vote at a meeting shall be announced at such meeting. No ballots, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery of the State of Delaware upon application by any shareholder shall determine otherwise.

(e) In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted with such proxies, any information referred to in Section 1.9(b) and Section 1.9(c) of these Bylaws, ballots and the regular books and records of the Corporation, except that the inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by a shareholder of record to cast or more votes than such shareholder holds of record. If the inspectors consider other reliable information for the limited purpose permitted herein, the inspectors, at the time they make their certification pursuant to Section 1.10(c) of these Bylaws, shall specify the precise information considered by them, including the person or persons from whom such information was obtained, when and the means by which such information was obtained and the basis for the inspectors’ belief that such information is accurate and reliable.

Section 1.11 Fixing Date of Determination of Shareholders of Record.

(a) In order that the Corporation may determine the shareholders entitled (i) to notice of or to vote at any meeting of shareholders or any adjournment thereof, (ii) to receive payment of any dividend or other distribution or allotment of any rights, (iii) to exercise any rights in respect of any change, conversion or exchange of stock or (iv) to take, receive or participate in any other action, the Board of Directors may fix a record date, which shall not be earlier than the date upon which the resolution fixing the record date is adopted by the Board of Directors and which (1) in the case of a determination of shareholders entitled to notice of or to vote at any meeting of shareholders or adjournment thereof, shall, unless otherwise required by law, be not more than 60 nor less than 10 days before the date of such meeting; and (2) in the case of any other action, shall be not more than 60 days before such action.

(b) If no record date is fixed, (i) the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (ii) the record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

(c) A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting, but the Board of Directors may fix a new record date for the adjourned meeting.

Section 1.12 List of Shareholders Entitled to Vote. The Secretary shall prepare, at least 10 days before every meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address and the number of shares registered in the name of each shareholder. Such list shall be open to the examination of any shareholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any shareholder who is present. The stock ledger shall be the only evidence as to who are the shareholders entitled to examine the stock ledger or to vote in person or by proxy at any meeting of shareholders.

Section 1.13 Proxy Access for Director Nominations.

(a) Whenever the Board of Directors solicits proxies with respect to the election of ~~Equity~~ Directors at an annual meeting of shareholders, subject to the provisions of this Section 1.13, the Corporation shall include in its proxy statement for such annual meeting, in addition to any persons nominated for election by or at the direction of the Board of Directors, the name, together with the Required Information (as defined below), of any person nominated for election to the Board of Directors as ~~an Equity~~a Director by an Eligible Shareholder pursuant to and in accordance with this Section 1.13 (a “Shareholder

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Nominee”). For purposes of this Section 1.13, the “Required Information” that the Corporation will include in its proxy statement is (i) the information provided to the Secretary concerning the Shareholder Nominee and the Eligible Shareholder that is required to be disclosed in the Corporation’s proxy statement pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder and (ii) if the Eligible Shareholder so elects, a Supporting Statement (as defined in Section 1.13(h)). For the avoidance of doubt, nothing in this Section 1.13 shall limit the Corporation’s ability to solicit against any Shareholder Nominee or include in its proxy materials the Corporation’s own statements or other information relating to any Eligible Shareholder or Shareholder Nominee, including any information provided to the Corporation pursuant to this Section 1.13. Subject to the provisions of this Section 1.13, the name of any Shareholder Nominee included in the Corporation’s proxy statement for an annual meeting of shareholders shall also be set forth on the form of proxy distributed by the Corporation in connection with such annual meeting.

(b) In addition to any other applicable requirements, for a nomination to be made by an Eligible Shareholder pursuant to this Section 1.13, the Eligible Shareholder must have given timely notice thereof (a “Notice of Proxy Access Nomination”) in proper written form to the Secretary and must expressly request in the Notice of Proxy Access Nomination to have such nominee included in the Corporation’s proxy materials pursuant to this Section 1.13. To be timely, a Notice of Proxy Access Nomination shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the open of business on the 150th day and not later than the close of business on the 120th day prior to the first anniversary of the date that the Corporation first distributed its proxy statement to shareholders for the preceding year’s annual meeting of shareholders. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of a Notice of Proxy Access Nomination as described above.

(c) The maximum number of Shareholder Nominees nominated by all Eligible Shareholders that will be included in the Corporation’s proxy materials with respect to an annual meeting of shareholders shall not exceed the greater of (i) two or (ii) 20% of the number of ~~Equity~~ Directors in office as of the last day on which a Notice of Proxy Access Nomination may be delivered pursuant to and in accordance with this Section 1.13 (the “Final Proxy Access Nomination Date”) or, if such amount is not a whole number, the closest whole number below 20% (such greater number, as it may be adjusted pursuant to this Section 1.13(c), the “Permitted Number”). In the event that one or more vacancies on the Board of Directors occurs with respect to any ~~Equity~~ Directors for any reason after the Final Proxy Access Nomination Date but before the date of the annual meeting and the Board of Directors resolves to reduce the size of the Board of Directors in connection therewith, the Permitted Number shall be calculated based on the number of ~~Equity~~ Directors in office as so reduced. In addition, the Permitted Number shall be reduced by (i) the number of individuals who will be included in the Corporation’s proxy materials as ~~Equity~~ Director nominees recommended by the Board of Directors pursuant to an agreement, arrangement or other understanding with a shareholder or group of shareholders (other than any such agreement, arrangement or understanding entered into in connection with an acquisition of stock from the Corporation by such shareholder or group of shareholders) and (ii) the number of ~~Equity~~ Directors in office as of the Final Proxy Access Nomination Date who were included in the Corporation’s proxy materials as Shareholder Nominees for any of the two preceding annual meetings of shareholders (including any persons counted as Shareholder Nominee s pursuant to the immediately succeeding sentence) and whose reelection at the upcoming annual meeting is being recommended by the Board of Directors. For purposes of determining when the Permitted Number has been reached, any individual nominated by an Eligible Shareholder for inclusion in the Corporation’s proxy materials pursuant to this Section 1.13 whose nomination is subsequently withdrawn or whom the Board of Directors decides to nominate for election to the Board of Directors as ~~an Equity~~a Director shall be counted as one of the Shareholder Nominees. Any Eligible Shareholder submitting more than one Shareholder Nominee for inclusion in the Corporation’s proxy materials pursuant to this Section 1.13 shall rank such Shareholder Nominees based on the order in which the Eligible Shareholder desires such Shareholder Nominees to be selected for inclusion in the Corporation’s proxy materials in the event that the total number of Shareholder Nominees submitted by Eligible Shareholders pursuant to this Section 1.13 exceeds the Permitted Number. In the event that the number of Shareholder Nominees submitted by Eligible Shareholders pursuant to this Section 1.13 exceeds the Permitted Number, the highest ranking Shareholder Nominee who meets the requirements of this Section 1.13 from each Eligible Shareholder will be selected for inclusion in the Corporation’s proxy materials until the Permitted Number is reached, going in order of the amount (largest to smallest) of shares of Common Stock each Eligible Shareholder disclosed as Owned in its Notice of Proxy Access Nomination. If the Permitted Number is not reached after the highest ranking Shareholder Nominee who meets the

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requirements of this Section 1.13 from each Eligible Shareholder has been selected, then the next highest ranking Shareholder Nominee who meets the requirements of this Section 1.13 from each Eligible Shareholder will be selected for inclusion in the Corporation’s proxy materials, and this process will continue as many times as necessary, following the same order each time, until the Permitted Number is reached. Notwithstanding anything to the contrary contained in this Section 1.13, the Corporation shall not be required to include any Shareholder Nominees in its proxy materials pursuant to this Section 1.13 for any meeting of shareholders for which the Secretary receives a notice (whether or not subsequently withdrawn) that a shareholder intends to nominate one or more persons for election to the Board of Directors pursuant to clause (ii) of Section 1.1(b) of these Bylaws.

(d) An “Eligible Shareholder” is a shareholder or group of no more than 20 shareholders (counting as one shareholder, for this purpose, any two or more funds that are part of the same Qualifying Fund Group (as defined below)) that (i) has Owned (as defined in Section 1.13(e)) continuously for at least three years (the “Minimum Holding Period”) a number of shares of Common Stock (as defined in the Certificate of Incorporation) that represents at least three percent of the outstanding shares of Common Stock as of the date the Notice of Proxy Access Nomination is received at the principal executive offices of the Corporation in accordance with this Section 1.13 (the “Required Shares”), (ii) continues to Own the Required Shares through the date of the annual meeting and (iii) meets all other requirements of this Section 1.13. A “Qualifying Fund Group” means two or more funds that are (i) under common management and investment control, (ii) under common management and funded primarily by the same employer or (iii) a “group of investment companies” as such term is defined in Section 12(d)(1)(G)(ii) of the Investment Corporation Act of 1940, as amended. Whenever the Eligible Shareholder consists of a group of shareholders (including a group of funds that are part of the same Qualifying Fund Group), (i) each provision in this Section 1.13 that requires the Eligible Shareholder to provide any written statements, representations, undertakings, agreements or other instruments or to meet any other conditions shall be deemed to require each shareholder (including each individual fund) that is a member of such group to provide such statements, representations, undertakings, agreements or other instruments and to meet such other conditions (except that the members of such group may aggregate the shares that each member has Owned continuously for the Minimum Holding Period in order to meet the three percent Ownership requirement of the “Required Shares” definition) and (ii) a breach of any obligation, agreement or representation under this Section 1.13 by any member of such group shall be deemed a breach by the Eligible Shareholder. No shareholder may be a member of more than one group of shareholders constituting an Eligible Shareholder with respect to any annual meeting.

(e) For purposes of this Section 1.13, a shareholder shall be deemed to “Own” only those outstanding shares of Common Stock as to which the shareholder possesses both (i) the full voting and investment rights pertaining to the shares and (ii) the full economic interest in (including the opportunity for profit from and risk of loss on) such shares; provided that the number of shares calculated in accordance with clauses (i) and (ii) shall not include any shares (1) sold by such shareholder or any of its affiliates in any transaction that has not been settled or closed, (2) borrowed by such shareholder or any of its affiliates for any purposes or purchased by such shareholder or any of its affiliates pursuant to an agreement to resell, or (3) subject to any option, warrant, forward contract, swap, contract of sale, or other derivative or similar instrument or agreement entered into by such shareholder or any of its affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of shares of outstanding Common Stock, in any such case which instrument or agreement has, or is intended to have, the purpose or effect of (A) reducing in any manner, to any extent or at any time in the future, such shareholder’s or its affiliates’ full right to vote or direct the voting of any such shares and/or (B) hedging, offsetting or altering to any degree any gain or loss realized or realizable from maintaining the full economic ownership of such shares by such shareholder or affiliate. A shareholder shall “Own” shares held in the name of a nominee or other intermediary so long as the shareholder retains the right to instruct how the shares are voted with respect to the election of ~~Equity~~ Directors and possesses the full economic interest in the shares. A shareholder’s Ownership of shares shall be deemed to continue during any period in which (i) the shareholder has loaned such shares, provided that the shareholder has the power to recall such loaned shares on five business days’ notice and includes in the Notice of Proxy Access Nomination an agreement that it (1) will promptly recall such loaned shares upon being notified that any of its Shareholder Nominees will be included in the Corporation’s proxy materials and (2) will continue to hold such recalled shares through the date of the annual meeting or (ii) the shareholder has delegated any voting power by means of a proxy, power of attorney or other instrument or arrangement which is revocable at any time by the shareholder. The terms “Owned,” “Owning” and

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other variations of the word “Own” shall have correlative meanings. Whether outstanding shares of Common Stock are “Owned” for these purposes shall be decided by the Board of Directors.

(f) To be in proper written form, a Notice of Proxy Access Nomination must set forth or be accompanied by the following:

(i) a statement by the Eligible Shareholder (1) setting forth and certifying as to the number of shares it Owns and has Owned continuously for the Minimum Holding Period, (2) agreeing to continue to Own the Required Shares through the date of annual meeting and (3) indicating whether it intends to continue to own the Required Shares for at least one year following the annual meeting;

(ii) one or more written statements from the record holder of the Required Shares (and from each intermediary through which the Required Shares are or have been held during the Minimum Holding Period) verifying that, as of a date within seven calendar days prior to the date the Notice of Proxy Access Nomination is delivered to the Secretary at the principal executive offices of the Corporation, the Eligible Shareholder Owns, and has Owned continuously for the Minimum Holding Period, the Required Shares, and the Eligible Shareholder’s agreement to provide, within 10 days following the record date for the annual meeting, one or more written statements from the record holder and such intermediaries verifying the Eligible Shareholder’s continuous Ownership of the Required Shares through the record date;

(iii) a copy of the Schedule 14N that has been or is concurrently being filed with the Securities and Exchange Commission as required by Rule 14a-18 under the Exchange Act;

(iv) the information, representations, agreements and other documents that are required to be set forth in or included with a shareholder’s notice of a nomination given pursuant to Section 1.1 of these Bylaws (including the completed and signed questionnaire, representation and agreement required by Section 1.3 of these Bylaws);

(v) a representation that the Eligible Shareholder (1) acquired the Required Shares in the ordinary course of business and not with the intent to change or influence control of the Corporation, and does not presently have such intent, (2) has not nominated and will not nominate for election to the Board of Directors ~~as an Equity Director~~ at the annual meeting any person other than the Shareholder Nominee(s) it is nominating pursuant to this Section 1.13, (3) has not engaged and will not engage in, and has not and will not be a “participant” in another person’s, “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual ~~as an Equity Director~~ at the annual meeting other than its Shareholder Nominee(s) or a nominee of the Board of Directors, (4) has not distributed and will not distribute to any shareholder of the Corporation any form of proxy for the annual meeting other than the form distributed by the Corporation, (5) has complied and will comply with all laws, rules and regulations applicable to solicitations and the use, if any, of soliciting material in connection with the annual meeting and (6) has provided and will provide facts, statements and other information in all communications with the Corporation and its shareholders that are or will be true and correct in all material respects and do not and will not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(vi) an undertaking that the Eligible Shareholder agrees to (1) assume all liability stemming from any legal or regulatory violation arising out of the Eligible Shareholder’s communications with the shareholders of the Corporation or out of the information that the Eligible Shareholder provided to the Corporation, (2) indemnify and hold harmless the Corporation and each of its Directors, officers and employees individually against any liability, loss or damages in connection with any threatened or pending action, suit or proceeding, whether legal, administrative or investigative, against the Corporation or any of its Directors, officers or employees arising out of any nomination submitted by the Eligible Shareholder pursuant to this Section 1.13 or any solicitation or other activity in connection therewith and (3) file with the Securities and Exchange Commission any solicitation or other communication with the shareholders of the Corporation relating to the meeting at which its Shareholder Nominee(s) will be nominated, regardless of whether any such filing is required under Regulation 14A of the Exchange Act or whether any exemption from filing is available for such solicitation or other communication under Regulation 14A of the Exchange Act;

(vii) in the case of a nomination by an Eligible Shareholder consisting of a group of shareholders, the designation by all group members of one member of the group that is authorized to receive communications, notices and inquiries from the Corporation and to act on behalf of all members of the group with respect to all matters relating to the nomination under this Section 1.13 (including withdrawal of the nomination); and

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Appendix B-1 (Continued)

(viii) in the case of a nomination by an Eligible Shareholder consisting of a group of shareholders in which two or more funds are intended to be treated as one shareholder for purposes of qualifying as an Eligible Shareholder, documentation reasonably satisfactory to the Corporation that demonstrates that the funds are part of the same Qualifying Fund Group.

(g) In addition to the information required or requested pursuant to Section 1.13(f) or any other provision of these Bylaws, (i) the Corporation may require any proposed Shareholder Nominee to furnish any other information (1) that may reasonably be requested by the Corporation to determine whether the Shareholder Nominee would be independent under the Independence Standards, (2) that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such Shareholder Nominee or (3) that may reasonably be requested by the Corporation to determine the eligibility of such Shareholder Nominee to be included in the Corporation’s proxy materials pursuant to this Section 1.13 or to serve as a Director of the Corporation, and (ii) the Corporation may require the Eligible Shareholder to furnish any other information that may reasonably be requested by the Corporation to verify the Eligible Shareholder’s continuous Ownership of the Required Shares for the Minimum Holding Period and through the date of the annual meeting.

(h) The Eligible Shareholder may, at its option, provide to the Secretary, at the time the Notice of Proxy Access Nomination is provided, a written statement, not to exceed 500 words, in support of its Shareholder Nominee(s)’ candidacy (a “Supporting Statement”). Only one Supporting Statement may be submitted by an Eligible Shareholder (including any group of shareholders together constituting an Eligible Shareholder) in support of its Shareholder Nominee(s). Notwithstanding anything to the contrary contained in this Section 1.13, the Corporation may omit from its proxy materials any information or Supporting Statement (or portion thereof) that it, in good faith, believes would violate any applicable law, rule or regulation.

(i) In the event that any information or communications provided by an Eligible Shareholder or a Shareholder Nominee to the Corporation or its shareholders is not, when provided, or thereafter ceases to be true and correct in all material respects or omits to state a material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading, such Eligible Shareholder or Shareholder Nominee, as the case may be, shall promptly notify the Secretary of any such defect and of the information that is required to correct any such defect. Without limiting the foregoing, an Eligible Shareholder shall provide immediate notice to the Corporation if the Eligible Shareholder ceases to Own any of the Required Shares prior to the date of the annual meeting. In addition, any person providing any information to the Corporation pursuant to this Section 1.13 shall further update and supplement such information, if necessary, so that all such information shall be true and correct as of the record date for the annual meeting, and such update and supplement shall be delivered to the Secretary at the principal executive offices of the Corporation not later than 10 days following the record date. For the avoidance of doubt, no notification, update or supplement provided pursuant to this Section 1.13(i) or otherwise shall be deemed to cure any defect in any previously provided information or communications or limit the remedies available to the Corporation relating to any such defect (including the right to omit a Shareholder Nominee from its proxy materials pursuant to this Section 1.13).

(j) Notwithstanding anything to the contrary contained in this Section 1.13, the Corporation shall not be required to include in its proxy materials, pursuant to this Section 1.13, any Shareholder Nominee (i) who would not be an independent Director under the Independence Standards, (ii) who is a Disqualified Person or whose election as a member of the Board of Directors would otherwise cause the Corporation to be in violation of these Bylaws, the Certificate of Incorporation, the rules and listing standards of the securities exchanges upon which the stock of the Corporation is listed or traded, or any applicable law, rule or regulation, (iii) who is or has been, within the past three years, an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914, (iv) who is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or has been convicted in such a criminal proceeding within the past 10 years, (v) who is subject to any order of the type specified in Rule 506(d) of Regulation D promulgated under the Securities Act of 1933, as amended, or (vi) who shall have provided any information to the Corporation or its shareholders that was untrue in any material respect or that omitted to state a material fact necessary to make the statements made, in light of the circumstances in which they were made, not misleading.

(k) Notwithstanding anything to the contrary contained in these Bylaws, if (i) a Shareholder Nominee and/or the applicable Eligible Shareholder breaches any of its agreements or representations or fails to comply with any of its obligations under this Section 1.13 or (ii) a Shareholder Nominee otherwise becomes ineligible for inclusion in the Corporation’s proxy materials

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Appendix B-1 (Continued)

pursuant to this Section 1.13, or dies, becomes disabled or otherwise becomes ineligible or unavailable for election at the annual meeting, in each case as determined by the Board of Directors or the chairman of the meeting, (1) the Corporation may omit or, to the extent feasible, remove the information concerning such Shareholder Nominee and the related Supporting Statement from its proxy materials and/or otherwise communicate to its shareholders that such Shareholder Nominee will not be eligible for election at the annual meeting, (2) the Corporation shall not be required to include in its proxy materials any successor or replacement nominee proposed by the applicable Eligible Shareholder or any other Eligible Shareholder and (3) the chairman of the meeting shall declare such nomination to be invalid and such nomination shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the Corporation.

(l) Any Shareholder Nominee who is included in the Corporation’s proxy materials for a particular annual meeting of shareholders but either (i) withdraws from or becomes ineligible or unavailable for election at the annual meeting, or (ii) does not receive at least 25% of the votes cast in favor of such Shareholder Nominee’s election, will be ineligible to be a Shareholder Nominee pursuant to this Section 1.13 for the next two annual meetings of shareholders. For the avoidance of doubt, the immediately preceding sentence shall not prevent any shareholder from nominating any person to the Board of Directors pursuant to clause (ii) of Section 1.1(b) of these Bylaws.

(m) This Section 1.13 provides the exclusive method for a shareholder to include nominees for election to the Board of Directors ~~as Equity Directors in the Corporation’s proxy materials. For the avoidance of doubt, nothing in this Section 1.13 shall affect the rights of holders of shares Class B-1 Common Stock, Class B-2 Common Stock or Class B-3 Common Stock as set forth in Article IV of these Bylaws~~ in the Corporation’s proxy materials.

ARTICLE II

BOARD OF DIRECTORS

Section 2.1 Number; Qualifications. The Board of Directors shall consist of the number of Directors as provided in the Certificate of Incorporation, and no person shall serve as a Director unless he or she (a) meets the requirements, if any, provided in the Certificate of Incorporation for service on the Board of Directors and (b) is not a Disqualified Person. A “Disqualified Person” is any person who (i) if elected, intends to resign as a Director of the Corporation prior to the end of the full term for which he or she is standing for election, (ii) is or has been subject to any statutory disqualification under Section 3(a)(39) of the Exchange Act or Sections 8a(2)-(4) of the Commodity Exchange Act, (iii) is or has been subject to disqualification under 17 CFR § 1.63 or (iv) otherwise would be ineligible to serve on the governing boards of Chicago Mercantile Exchange Inc. (“CME”), Board of Trade of the City of Chicago, Inc. (“CBOT”), New York Mercantile Exchange, Inc. (“NYMEX”) or Commodity Exchange, Inc. (“COMEX”) under their respective rulebooks, as in effect from time to time.

Section 2.2 Election; Resignation; Vacancies.

(a) Subject to the provisions of the Certificate of Incorporation, at each annual meeting of shareholders, the shareholders shall elect, pursuant to the terms of the Certificate of Incorporation, the successors to the Directors whose terms expire at that meeting, and each Director shall hold office until the annual meeting at which such Director’s term expires and the election and qualification of his or her successor, or until his or her earlier death, resignation or removal. Any Director may resign at any time by giving written notice to the Chairman of the Board, if any, the Chief Executive Officer or the Secretary. Unless otherwise stated in a notice of resignation, it shall take effect when received by the officer to whom it is directed, without any need for its acceptance.

(b) Only persons who are nominated in accordance with the provisions of Section 1.1(b) or Section 1.2(b) of these Bylaws and any applicable procedures set forth in Section 1.1, Section 1.2 or Section 1.13 these Bylaws shall be eligible for election ~~as Equity Directors (as defined in the Certificate of Incorporation)~~to the Board of Directors.

~~Nominees for election as Class B-1 Directors, Class B-2 Directors and Class B-3 Directors (as such terms are defined in the Certificate of Incorporation) shall be selected by the respective Class B Nominating Committees as provided in Article IV.~~

(c) A vacancy, howsoever occurring, in a directorship shall be filled in the manner specified in the Certificate of Incorporation.

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Appendix B-1 (Continued)

Section 2.3 Regular Meetings. Regular meetings of the Board of Directors may be held without call or notice at such times and at such places, within or without the state of Delaware, as shall be fixed by resolution of the Board of Directors.

Section 2.4 Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, the Chief Executive Officer, the Lead Director or a majority of the members of the Board of Directors then in office and may be held at any time, date or place, within or without the State of Delaware, as the person or persons calling the meeting shall fix. Notice of the time and place of special meetings shall be delivered personally, by telephone or by electronic transmission to each Director or sent by first-class mail or telegram, charges prepaid, addressed to each Director at that Director’s address as it is shown on the records of the Corporation. If the notice is mailed, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. If the notice is delivered personally, by telephone, by electronic transmission or by telegram, it shall be delivered personally or by telephone or to the telegraph company at least 48 hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the Director or to a person at the office of the Director who the person giving the notice has reason to believe will promptly communicate it to the Director. The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the Corporation.

Section 2.5 Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, the Chief Executive Officer or the Lead Director (in that order), or in their absence, inability or unwillingness, by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting. A majority of the Directors present at a meeting, whether or not they constitute a quorum, may adjourn such meeting to any other date, time or place without notice other than announcement at the meeting.

Section 2.6 Quorum; Vote Required for Action.

(a) At all meetings of the Board of Directors, a majority of the whole Board of Directors shall constitute a quorum for the transaction of business. Unless the Certificate of Incorporation or these Bylaws otherwise provide, the vote of a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of Directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

(b) If a quorum is not present at any meeting of the Board of Directors, then the Directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

(c) Whenever notice is required to be given under any provision of the General Corporation Law of Delaware, the Certificate of Incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Directors, or members of a committee of Directors, need be specified in any written waiver of notice unless so required by the Certificate of Incorporation or these Bylaws.

Section 2.7 Telephonic Meetings. Directors, or any committee of Directors designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 2.7 shall constitute presence in person at such meeting.

Section 2.8 Informal Action by Directors. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing (which may be in counterparts), and the written consent or consents are filed with the minutes of proceedings of the Board of Directors or such committee.

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Appendix B-1 (Continued)

Section 2.9 Reliance Upon Records. Every Director, and every member of any committee of the Board of Directors, shall, in the performance of his or her duties, be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors, or by any other person as to matters the Director or member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation, including, but not limited to, such records, information, opinions, reports or statements as to the value and amount of the assets, liabilities and/or net profits of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid, or with which the Corporation’s capital stock might properly be purchased or redeemed.

Section 2.10 Interested Directors. No contract or transaction between the Corporation and one or more of its Directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its Directors or officers are Directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the Director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because such person’s or their votes are counted for such purpose if (i) the material facts as to such person’s or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested Directors, even though the disinterested Directors be less than a quorum; or (ii) the material facts as to such person’s or their relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the shareholders. Common or interested Directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

Section 2.11 Compensation. Unless otherwise restricted by the Certificate of Incorporation, the Board of Directors shall have the authority to fix the compensation of Directors. The Directors shall be paid their reasonable expenses, if any, of attendance at each meeting of the Board of Directors or a committee thereof and may be paid a fixed sum for attendance at each such meeting and an annual retainer or salary for services as a Director or committee member. No such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.

Section 2.12 Presumption of Assent. Unless otherwise provided by the laws of the State of Delaware, a Director who is present at a meeting of the Board of Directors or of a committee thereof at which action is taken on any matter shall be presumed to have assented to the action taken unless his or her dissent shall be entered in the minutes of such meeting or unless he or she shall file his or her written dissent to such action with the person acting as secretary of such meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary immediately after the adjournment of such meeting. Such right to dissent shall not apply to a Director who voted in favor of such action.

ARTICLE III

COMMITTEES OF THE BOARD OF DIRECTORS

Section 3.1 Committees. The Board of Directors shall have an Executive Committee, an Audit Committee, a Compensation Committee, a Nominating Committee and any additional committees it may designate from time to time by resolution passed by a majority of the whole Board of Directors, with each committee to consist of one or more of the Directors of the Corporation.

Section 3.2 Executive Committee. The Executive Committee shall consist of such number of Directors as may be elected from time to time by the Board. Whenever the Board is not in session, and subject to the provisions of applicable law, the Certificate of Incorporation or these Bylaws, the Executive Committee shall have and exercise the authority of the Board in the management of the Corporation. A majority of the Executive Committee shall constitute a quorum necessary to transact business.

Section 3.3 Audit Committee. The Audit Committee shall consist of such number of Directors (none of whom shall be an employee of the Corporation) as may be elected from time to time by the Board and who shall meet independence requirements of the

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Appendix B-1 (Continued)

applicable listing standards. The Board of Directors shall adopt a charter setting forth the responsibilities of the Audit Committee. A majority of the Audit Committee shall constitute a quorum necessary to transact business.

Section 3.4 Compensation Committee. The Compensation Committee shall consist of such number of Directors (none of whom shall be an employee of the Corporation) as may be elected from time to time by the Board and who shall meet independence requirements of the applicable listing standards. The Compensation Committee shall oversee the compensation and benefits of the employees and management of the Corporation. A majority of the Compensation Committee shall constitute a quorum necessary to transact business.

Section 3.5 Nominating Committee. The Nominating Committee shall consist of such number of Directors as may be determined from time to time by the Board and who shall meet independence requirements of the applicable listing standards. The Committee shall review the qualifications of potential candidates for ~~the Equity~~ Directors and shall propose nominees for ~~the Equity~~ Directors who are nominated by the Board. In making their nominations, the Nominating Committee and the Board of Directors shall take into consideration, among other things, applicable board of directors composition requirements of the Commodity Futures Trading Commission. Notwithstanding the foregoing, the Nominating Committee shall include the Chairman and Chief Executive Officer as a nominee for Equity Director. A majority of the Nominating Committee shall constitute a quorum necessary to transact business.

Section 3.6 Committee Governance. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Subject to the provisions of law, any such committee, to the extent provided in the resolution of the Board or in these Bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required. Each committee may adopt rules for its governance not inconsistent with the provisions of these Bylaws.

~~ARTICLE IV~~

~~CLASS B NOMINATING COMMITTEES~~

~~Section 4.1 Class B Nominating Committees. The holders of shares of Class B-1 Common Stock; Class B-2 Common Stock; and Class B-3 Common Stock, shall each elect a nominating committee for their respective class (each, a “Class B Nominating Committee”). Each Class B Nominating Committee shall be composed of five members.~~

~~Section 4.2 Election. Each Class B Nominating Committee shall nominate, by letter directed to the Chairman of the Board not later than 90 days prior to an annual meeting, candidates for election to such Committee at such annual meeting. Each Class B Nominating Committee shall nominate up to 10 candidates. Such nominations shall include, as part of or in addition to such candidates, (i) any candidate who is nominated by the holders of at least 100 shares of Class B-1 Common Stock, in the case of the Class B Nominating Committee representing such class, (ii) any candidate who is nominated by the holders of at least 100 shares of Class B-2 Common Stock, in the case of the Class B Nominating Committee representing such class, and (iii) any candidate who is nominated by the holders of at least 150 shares of Class B-3 Common Stock, in the case of the Class B Nominating Committee representing such class; provided, however, in the case of any such nominations, the nomination is submitted in writing and accompanied by a description of the proposed nominee’s qualifications and other relevant biographical information and evidence of the consent of the proposed nominee. The five nominees receiving the greatest number of votes for a particular Class B Nominating Committee shall be elected to such Committee. In the event of a vacancy, howsoever occurring, in a committee position, the candidate in the most recent election for such position who received the next highest number of votes to the last person currently serving shall be named to fill such vacancy.~~

~~Section 4.3 Director Nominations. Each Class B Nominating Committee shall be responsible for assessing the qualifications of candidates to serve as Directors to be elected by the particular class. Not less than 90 days but not more than 120 days prior to~~

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Appendix B-1 (Continued)

~~an annual meeting of shareholders at which a Class B-1 Director, a Class B-2 Director or a Class B-3 Director is to be elected, the applicable Class B Nominating Committee(s) shall select nominees for election to such directorship. Such Class B Nominating Committee(s) shall select, subject to the provisions of the Certificate of Incorporation, up to two nominees for each directorship to be filled by the applicable class of Class B Common Stock at such meeting. In addition to such nominee(s), the nominations in the proxy statement mailed to shareholders in conjunction with the annual meeting of shareholders shall include, as part of or in addition to such nominee(s), (i) any nominee who is nominated by the holders of at least 100 shares of Class B-1 Common Stock, in the case of the Class B Nominating Committee representing such class, (ii) any nominee who is nominated by the holders of at least 100 shares of Class B-2 Common Stock, in the case of the Class B Nominating Committee representing such class, and (iii) any nominee who is nominated by the holders of at least 150 shares of Class B-3 Common Stock, in the case of the Class B Nominating Committee representing such class; provided, however, in the case of any such nominations, the nomination is submitted in writing and accompanied by a description of the proposed nominee’s qualifications and other relevant biographical information and evidence of the consent of the proposed nominee and is submitted to the Corporate Secretary no later than ten days from the date of the announcement of the Class B nominees. All nominees shall meet the requirements, if any, in the Certificate of Incorporation, in these Bylaws or in the rulebook of CME for service on the Board of Directors. No nominee shall be a candidate for more than one directorship. If a nominee withdraws, dies, becomes incapacitated or disqualified to serve, the applicable Class B Nominating Committee shall, as quickly as practicable, submit a new nominee to the Chairman of the Board. Each Class B Nominating Committee shall submit its nominee(s) in writing to the Chairman of the Board. Such writing shall set forth as to each nominee for election or reelection as a Director: (1) the name, age, business address and residence address of such person, (2) the principal occupation or employment of such person, (3) the class and number of shares of stock of the Corporation which are owned (or, under the rules of the Corporation, would be recognized as a permitted transferee), and (4) such person’s written consent to serving as a Director if elected. A nominee may be disqualified if the nominee does not abide by the proxy rules and regulations under Section 14(a) of the Securities Exchange Act of 1934 and the rules established by the Corporation.~~

ARTICLE IV

BOARD OFFICERS; EXECUTIVE OFFICERS

Section ~~5.1~~4.1 Board Officers; Executive Officers; Election; Qualification; Term of Office. The Board of Directors shall elect from among its members a Chairman of the Board. The Board of Directors shall also elect a Chief Executive Officer, a President, a Secretary and such other additional executive officers with such titles as the Board of Directors shall determine. The Board of Directors shall also have the authority to elect a Lead Director with the responsibilities set forth in the Corporation’s Corporate Governance Principles. Any number of offices may be held by the same person. Each Board officer and executive officer of the Corporation shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

Section ~~5.2~~4.2 Resignation; Removal; Vacancies. Any Board officer or executive officer of the Corporation may resign at any time by giving written notice to the Chairman of the Board, the Chief Executive Officer or the Secretary. Unless otherwise stated in a notice of resignation, it shall take effect when received by the Board officer or executive officer to whom it is directed, without any need for its acceptance. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which such officer is a party. The Board of Directors may remove any Board officer or executive officer with or without cause at any time by an affirmative vote of the majority of the Board of Directors, but such removal shall be without prejudice to the contractual rights, if any, of such officer with the Corporation. A vacancy occurring in any Board or executive office of the Corporation may be filled for the unexpired portion of the term thereof by the Board of Directors at any regular or special meeting.

Section ~~5.3~~4.3 Powers and Duties of Board Officers and Executive Officers. The Board officers and executive officers of the Corporation shall have such powers and duties in the management of the Corporation as may be prescribed by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his or her duties.

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Appendix B-1 (Continued)

ARTICLE V~~I~~

STOCK CERTIFICATES AND TRANSFERS

Section ~~6.1~~5.1 Certificates; Uncertificated Shares. The shares of the Corporation’s stock shall be represented either by book entries on the Corporation’s books, if authorized by the Board of Directors, or by certificates signed by, or in the name of the Corporation by its Chairman of the Board, a Vice Chairman of the Board, its Chief Executive Officer, its President or a Managing Director, and may be countersigned by its Secretary or an Assistant Secretary, certifying the number of shares owned by such shareholder in the Corporation. Any of or all the signatures on a certificate may be facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such officer, transfer agent or registrar continued to be such at the date of issue. Upon the request of the registered owner of uncertificated shares, the Chief Executive Officer or his designee shall send to the registered owner a certificate representing such shares.

In the case of uncertificated shares, within a reasonable time after the issuance or transfer thereof, the Chief Executive Officer or his designee shall send to the registered owner of shares of Common Stock of the Corporation a written notice containing (i) (A) a full statement of the designations, relative rights, preferences and limitations of the shares of the class and series issued or transferred, so far as the same have been determined and the authority of the Board of Directors to divide the shares into classes or series and to determine and change the relative rights, preferences and limitations of any class or series; or (B) a declaration that the Corporation will furnish to the shareholder, upon request and without charge, a statement containing the information described in the preceding clause (A); (ii) a statement that the Corporation is organized under the laws of the State of Delaware; (iii) the name of the person to whom the uncertificated shares have been issued or transferred; (iv) the number and class of shares, and the designation of the series, if any, to which such notice applies; and (v) any restrictions on transfer of the shares, in accordance with Section 202 of the Delaware General Corporation Law. The notice referred to in the preceding sentence shall also contain the following statement: “This notice is merely a record of the rights of the addressee as of the time of its issuance. Delivery of this statement, of itself, confers no rights on the recipient. This notice is neither a negotiable instrument nor a security.”

Section ~~6.2~~5.2 Lost, Stolen or Destroyed Certificates; Issuance of New Certificates. The Corporation may issue a new certificate for stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such shareholder’s legal representative, to indemnify the Corporation and/or to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

Section ~~6.3~~5.3 Transfers of Stock. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for stock of the Corporation duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer or, if the relevant stock certificate is claimed to have been lost, stolen or destroyed, upon compliance with the provisions of Section ~~6~~5.2 of these Bylaws, and upon payment of applicable taxes with respect to such transfer, and in compliance with the transfer restrictions applicable to such shares under the Certificate of Incorporation, these Bylaws or rules of the Corporation and any other applicable transfer restrictions of which the Corporation shall have notice, the Corporation shall issue a new certificate or certificates for such stock to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Transfers of stock shall be made only on the books of the Corporation by the registered holder thereof or by such holder’s attorney or successor duly authorized as evidenced by documents filed with the Secretary. Whenever any transfer of stock shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of transfer if, when the certificate or certificates representing such stock are presented to the Corporation for transfer, both the transferor and transferee request the Corporation to do so.

Section ~~6.4~~5.4 Transfers of Uncertificated Stock. Except as otherwise required by law, uncertificated shares of the Corporation’s stock shall be transferable in the manner prescribed in these Bylaws. Transfers of uncertificated stock shall be made on the books of the Corporation only by the person then registered on the books of the Corporation as the owner of such shares or by such person’s attorney lawfully constituted in writing and written instruction to the Corporation containing the following information: (i) the class of shares, and the designation of the series, if any, to which such notice applies; (ii) the number of

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Appendix B-1 (Continued)

shares transferred; and (iii) the name, address and taxpayer identification number, if any, of the party to whom the shares have been transferred and who, as a result of such transfer, is to become the new registered owner of the shares. No transfer of uncertificated stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred.

Section ~~6.5~~5.5 Special Designation on Certificates. The designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each shareholder who so requests the powers, designations, preferences, and the relative, participating, optional or other special rights of each class of stock, or series thereof, and the qualifications limitations or restrictions of such preferences and/or rights.

Section ~~6.6~~5.6 Stock Transfer Agreements. Subject to the provisions of the Certificate of Incorporation, the Corporation shall have power to enter into and perform any agreement with any number of shareholders of any one or more classes, or series thereof, of stock of the Corporation to restrict the transfer of such shares owned by such shareholders in any manner not prohibited by the General Corporation Law of Delaware.

Section ~~6.7~~5.7 Registered Shareholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

Section ~~6.8~~5.8 Other Regulations. The issue, transfer, conversion and registration of stock certificates shall be governed by such other regulations as the Board of Directors may establish.

ARTICLE VI~~I~~

NOTICES

Section ~~7.1~~6.1 Manner of Notice. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, whenever notice is required to be given to any shareholder, Director or member of any committee of the Board of Directors, such notice may be given by personal delivery or by depositing it, in a sealed envelope, in the United States mails, first class, postage prepaid, addressed, or by transmitting it via telecopier, to such shareholder, Director or member, either at the address of such shareholder, Director or member as it appears on the records of the Corporation or, in the case of such a Director or member, at his or her business address; and such notice shall be deemed to be given at the time when it is thus personally delivered, deposited or transmitted, as the case may be. Such requirement for notice shall also be deemed satisfied, except in the case of shareholder meetings, if actual notice is received orally or by other writing by the person entitled thereto as far in advance of the event with respect to which notice is being given as the minimum notice period required by law or these Bylaws.

Section ~~7.2~~6.2 Dispensation with Notice.

(a) Whenever notice is required to be given by law, the Certificate of Incorporation or these Bylaws to any shareholder to whom (i) notice of two consecutive annual meetings of shareholders, and all notices of meetings of shareholders or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities of the Corporation during a 12-month period, have been mailed addressed to such shareholder at the address of such shareholder as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such shareholder shall not be required. Any action or meeting which shall be taken or held without notice to such shareholder shall have the same force and effect as if such notice had been duly given. If any such shareholder shall deliver to the Corporation a written notice setting forth the then current address of such shareholder, the requirement that notice be given to such shareholder shall be reinstated.

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Appendix B-1 (Continued)

(b) Whenever notice is required to be given by law, the Certificate of Incorporation or these Bylaws to any person with whom communication is unlawful, the giving of such notice to such person shall not be required, and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given.

Section ~~7.3~~6.3 Waiver of Notice. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the shareholders, Directors, or members of a committee of Directors need be specified in any written waiver of notice.

ARTICLE VII~~I~~

INDEMNIFICATION

Section ~~8.1~~7.1 Right to Indemnification. In addition and subject to the indemnification provisions contained in the Certificate of Incorporation, and subject to applicable law, the following Sections of this Article ~~VIII~~ VII shall apply with respect to any person subject to the indemnification provisions of the Corporation. For purposes of the right to indemnification granted under the Certificate of Incorporation and these Bylaws, the term “officer” shall be as defined in Rule 16a-1(f) promulgated under the Exchange Act, as determined by the Board of Directors or a committee thereof.

Section ~~8.2~~7.2 Prepayment of Expenses. The Corporation may pay or reimburse the reasonable expenses incurred in defending any proceeding in advance of its final disposition if the Corporation has received in advance an undertaking by the person receiving such payment or reimbursement to repay all amounts advanced if it should be ultimately determined that he or she is not entitled to be indemnified under this Article ~~VIII~~ VII or otherwise. The Corporation may require security for any such undertaking.

Section ~~8.3~~7.3 Claims. If a claim for indemnification or payment of expenses under this Article VII is not paid in full within 60 days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

Section ~~8.4~~7.4 Non-Exclusivity of Rights. The rights conferred on any person by this Article ~~VIII~~VII shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of shareholders or disinterested Directors or otherwise.

Section ~~8.5~~7.5 Other Indemnification. The Corporation’s obligation, if any, to indemnify any person who was or is serving at its request as a Director, officer, employee, partner or agent of another corporation, partnership, joint venture or other enterprise shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture or other enterprise.

Section ~~8.6~~7.6 Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Article ~~VIII~~VII shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

ARTICLE ~~IX~~VIII

FORUM FOR ADJUDICATION OF CERTAIN DISPUTES

Section ~~9.1~~8.1 Forum for Adjudication of Certain Disputes. Unless the Corporation consents in writing to the selection of an alternative forum (an “Alternative Forum Consent”), the Court of Chancery of the State of Delaware shall be the sole and exclusive

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Appendix B-1 (Continued)

forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Director, officer, shareholder, employee or agent of the Corporation to the Corporation or the Corporation’s shareholders, (iii) any action asserting a claim against the Corporation or any Director, officer, shareholder, employee or agent of the Corporation arising out of or relating to any provision of the General Corporation Law of Delaware or the Certificate of Incorporation or these Bylaws, or (iv) any action asserting a claim against the Corporation or any Director, officer, shareholder, employee or agent of the Corporation governed by the internal affairs doctrine of the State of Delaware; provided, however, that, in the event that the Court of Chancery of the State of Delaware lacks subject matter jurisdiction over any such action or proceeding described in clauses (i) through (iv), the sole and exclusive forum for such action or proceeding shall be another state or federal court located within the State of Delaware, in each such case, unless the Court of Chancery (or such other state or federal court located within the State of Delaware, as applicable) has dismissed a prior action by the same plaintiff asserting the same claims because such court lacked personal jurisdiction over an indispensable party named as a defendant therein. Failure to enforce the foregoing provisions would cause the Corporation irreparable harm and the Corporation shall be entitled to equitable relief, including injunctive relief and specific performance, to enforce the foregoing provisions. The existence of any prior Alternative Forum Consent shall not act as a waiver of the Corporation’s ongoing consent right as set forth above in this Section ~~9~~8.1 with respect to any current or future actions or claims. For the avoidance of doubt, this Section ~~9~~8.1 does not supersede any of the rules of any of the Corporation’s exchanges or the bylaws or charters of any of the Corporation’s subsidiaries, including, but not limited to, with respect to the jurisdiction and venue provisions of such rules, bylaws or charters applicable to claims brought by members of such exchanges or shareholders of such subsidiaries.

ARTICLE IX

GENERAL

Section ~~10.1~~9.1 Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, magnetic tape, diskette, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

Section ~~10.2~~9.2 Execution of Corporate Contracts and Instruments. The Board of Directors, except as otherwise provided in these Bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

Section ~~10.3~~9.3 Severability. If any provision of these Bylaws shall be held to be invalid, illegal, unenforceable or in conflict with the provisions of the Corporation’s Certificate of Incorporation, then such provision shall nonetheless be enforced to the maximum extent possible consistent with such holding and the remaining provisions of these Bylaws (including without limitation, all portions of any Section of these Bylaws containing any such provision held to be invalid, illegal, unenforceable or in conflict with the Certificate of Incorporation, that are not themselves invalid, illegal, unenforceable or in conflict with the Certificate of Incorporation) shall remain in full force and effect.

Section ~~10.4~~9.4 Construction; Definitions. Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the General Corporation Law of Delaware shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

Section ~~10.5~~9.5 Dividends. The Board of Directors, subject to any restrictions contained in the General Corporation Law of Delaware or the Certificate of Incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid only in cash or in property. The Board of Directors may set apart out of any of the funds of the Corporation available for

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dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include, but not be limited to, equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.

Section ~~10.6~~9.6 Notice and Consent. Any person or entity owning, purchasing, or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of these Bylaws, including, but not limited to, Article ~~IX~~VIII.

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Appendix B-2

~~Exhibit B2~~

~~FOURTEENTH~~FIFTEENTH AMENDED AND RESTATED BYLAWS

OF

CME GROUP INC.

Approved as of ~~November 8, 2017~~         , 2018

ARTICLE I

SHAREHOLDERS’ MEETINGS

Section 1.1 Annual Meetings.

(a) The annual meetings of shareholders shall be held on such date, at such time and at such place, either within or without the state of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting.

(b) Nominations of persons for election to the Board of Directors as Equity Directors (as defined in the Certificate of Incorporation) may be made at an annual meeting of shareholders only (i) by or at the direction of the Board of Directors, (ii) by any shareholder of the Corporation who (1) was a shareholder of record at the time of giving of notice provided for in this Section 1.1 and at the time of the annual meeting, (2) is entitled to vote at the meeting and (3) complies with all of the procedures set forth in this Section 1.1 as to such nomination, or (iii) by any Eligible Shareholder (as defined in Section 1.13(d) of these Bylaws) who complies with all of the procedures set forth in Section 1.13 of these Bylaws as to such nomination. Clauses (ii) and (iii) of the immediately preceding sentence shall be the exclusive means for a shareholder to make nominations before an annual meeting of shareholders.

(c) The proposal of business to be considered by the shareholders (other than nominations of persons for election to the Board of Directors as Equity Directors, which may be made only in accordance with the provisions of Section 1.1(b)) may be made at an annual meeting of shareholders only (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any shareholder of the Corporation who (1) was a shareholder of record at the time of giving of notice provided for in this Section 1.1 and at the time of the annual meeting, (2) is entitled to vote at the meeting and (3) complies with all of the procedures set forth in this Section 1.1 as to such business. Clause (iii) of the immediately preceding sentence shall be the exclusive means for a shareholder to submit business other than nominations (other than matters brought under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and included in the Corporation’s notice of meeting) before an annual meeting of shareholders.

(d) In addition to any other applicable requirements, for any Equity Director nominations or any other business to be properly brought before an annual meeting by a shareholder pursuant to clause (ii) of Section 1.1(b) of these Bylaws or clause (iii) of Section 1.1(c) of these Bylaws, the shareholder must have given timely notice thereof in proper written form to the Secretary and such other business must otherwise be a proper matter for shareholder action. To be timely, such shareholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the open of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the open of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above.

(e) To be in proper written form, a shareholder’s notice to the Secretary given pursuant to this Section 1.1 must: (i) set forth, as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (1) the name and address of such person (including, if applicable, the name and address of such person as they appear on

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Appendix B-2 (Continued)

the Corporation’s books), (2) (A) the class or series and number of shares of the Corporation which are, directly or indirectly, owned beneficially and of record by such person, or any affiliates of such person, (B) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such person and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (C) any proxy, contract, arrangement, understanding or relationship pursuant to which such person has a right to vote any shares of any security of the Corporation, (D) any short interest in any security of the Corporation (for purposes of these Bylaws, a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (E) any rights to dividends on the shares of the Corporation owned beneficially by such person that are separated or separable from the underlying shares of the Corporation, (F) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (G) any performance-related fees (other than an asset-based fee) that such person is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of such person’s immediate family sharing the same household, and (3) any other information relating to such person, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; (ii) if the notice relates to any business other than a nomination of one or more Equity Directors that the shareholder proposes to bring before the meeting, set forth (1) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made, and (2) a description of all agreements, arrangements and understandings between such shareholder and beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such shareholder; (iii) set forth, as to each person, if any, whom the shareholder proposes to nominate for election or reelection to the Board of Directors (1) all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a Director if elected) and (2) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such shareholder and the beneficial owner, if any, on whose behalf the nomination is made, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Item 404 promulgated under Regulation S-K if the shareholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant; (iv) with respect to each nominee for election or reelection to the Board of Directors, include a completed and signed questionnaire, representation and agreement required by Section 1.3 of these Bylaws; (v) include a representation that the proponent (or a qualified representative thereof) will appear in person at the meeting to present such nomination or propose such business; and (vi) include a statement as to whether the proponent intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding shares required to elect its nominee(s) or approve the proposal, as applicable, and/or otherwise to solicit proxies from shareholders in support of the nominee(s) or the proposal.

(f) In addition to the information required pursuant to Section 1.1(e) or any other provision of these Bylaws, the Corporation may require any proposed nominee to furnish any other information (i) that may reasonably be requested by the Corporation to determine whether the nominee would be independent under the rules and listing standards of the securities exchanges

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upon which the stock of the Corporation is listed or traded, any applicable rules of the Securities and Exchange Commission or any publicly disclosed standards used by the Board of Directors in determining and disclosing the independence of the Corporation’s Directors (collectively, the “Independence Standards”), (ii) that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such nominee or (iii) that may reasonably be requested by the Corporation to determine the eligibility of such nominee to serve as a Director of the Corporation.

(g) Any person providing any information to the Corporation pursuant to this Section 1.1 shall further update and supplement such information, if necessary, so that all such information shall be true and correct as of the record date for the annual meeting, and such update and supplement shall be delivered to the Secretary at the principal executive offices of the Corporation not later than 10 days following the record date.

(h) Only such persons who are nominated in accordance with the provisions of Section 1.1(b) or Section 1.2(b) of these Bylaws and any applicable procedures set forth in Section 1.1, Section 1.2 or Section 1.13 of these Bylaws shall be eligible to serve as an Equity Director, and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the provisions of Section 1.1(c) or Section 1.2(a) of these Bylaws and any applicable procedures set forth in this Section 1.1. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the such provisions and procedures and, if any proposed nomination or business is not in compliance therewith, to declare that such defective nomination or proposal shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For the avoidance of doubt, if the shareholder providing notice of a nomination or other business proposed to be brought before the meeting and/or any of such shareholder’s nominees breaches any of its agreements or representations or fails to comply with any of its obligations under this Section 1.1 or Section 1.2 of these Bylaws, as determined by the Board of Directors or the chairman of the meeting, then such nomination or business shall be deemed not to have been made or proposed, as the case may be, in accordance with the applicable procedures set forth in this Section 1.1 or Section 1.2 of these Bylaws, and such defective nomination or proposal shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the Corporation.

(i) For purposes of this Section 1.1 and Section 1.2 of these Bylaws, “public announcement” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

(j) Notwithstanding the other provisions of Section 1.1, Section 1.2 and Section 1.13 of these Bylaws, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in Section 1.1, Section 1.2 and Section 1.13 of these Bylaws; provided, however, that any references in Section 1.1, Section 1.2 and Section 1.13 of these Bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit the requirements applicable to nominations or proposals as to any other business to be considered pursuant to Section 1.1, Section 1.2 and Section 1.13 of these Bylaws. Nothing in these Bylaws shall be deemed to affect any rights (i) of shareholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) of the holders of any series of Preferred Stock if and to the extent provided for under law, the Certificate of Incorporation or these Bylaws.

Section 1.2 Special Meetings.

(a) Special meetings of shareholders for any purpose or purposes may be called at any time only by the Chairman of the Board or by a majority of the total number of authorized Directors. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting.

(b) Nominations of persons for election to the Board of Directors as Equity Directors may be made at a special meeting of shareholders at which Directors are to be elected pursuant to the Corporation’s notice of meeting (i) by or at the direction of the Board of Directors or (ii) provided that the Board of Directors has determined that Directors shall be elected at such meeting, by any shareholder of the Corporation who (1) is a shareholder of record at the time of giving of notice provided for in this Section 1.2 and at the time of the special meeting, (2) is entitled to vote at the meeting and (3) complies with all of the

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procedures set forth in this Section 1.2 as to such nomination. In the event the Corporation calls a special meeting of shareholders for the purpose of electing one or more Equity Directors to the Board of Directors, any such shareholder may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting.

(c) In addition to any other applicable requirements, for any Equity Director nominations to be properly brought before a special meeting by a shareholder pursuant to clause (ii) of Section 1.2(b) of these Bylaws, the shareholder must have given timely notice thereof in proper written form to the Secretary. To be timely, such shareholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the open of business on the 120th day prior to the date of such special meeting and not later than the close of business on the later of the 90th day prior to the date of such special meeting or, if the first public announcement of the date of such special meeting is less than 100 days prior to the date of such special meeting, the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall any adjournment or postponement of a special meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above.

(d) To be in proper written form, a shareholder’s notice to the Secretary given pursuant to this Section 1.2 must set forth or be accompanied by the information, representations, agreements and other documents that are required to be set forth in or included with a shareholder’s notice of a nomination given pursuant to Section 1.1 of these Bylaws (including the completed and signed questionnaire, representation and agreement required by Section 1.3 of these Bylaws).

(e) In addition to the information required pursuant to Section 1.2(d) or any other provision of these Bylaws, the Corporation may require any proposed nominee to furnish any other information (i) that may reasonably be requested by the Corporation to determine whether the nominee would be independent under the Independence Standards, (ii) that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such nominee or (iii) that may reasonably be requested by the Corporation to determine the eligibility of such nominee to serve as a Director of the Corporation.

(f) Any person providing any information to the Corporation pursuant to this Section 1.2 shall further update and supplement such information, if necessary, so that all such information shall be true and correct as of the record date for the special meeting, and such update and supplement shall be delivered to the Secretary at the principal executive offices of the Corporation not later than 10 days following the record date.

Section 1.3 Submission of Questionnaire, Representation and Agreement. To be eligible to be a nominee for election or reelection as a Director of the Corporation, a person must deliver (in accordance with the time periods prescribed for delivery of notice under Section 1.1, Section 1.2 or Section 1.13 of these Bylaws, as applicable) to the Secretary at the principal executive offices of the Corporation a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (a) is not and will not become a party to (i) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a Director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation in such representation and agreement or (ii) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a Director of the Corporation, with such person’s fiduciary duties under applicable law, (b) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with such person’s nomination, candidacy, service or action as a Director that has not been disclosed to the Corporation in such representation and agreement, (c) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a Director of the Corporation, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation, (d) is not a Disqualified Person, as defined in Section 2.1 of these Bylaws and (e) will make such other acknowledgments, enter into such agreements and provide such information as the Board of Directors requires of all the Corporation’s Directors.

Section 1.4 Notice of Meetings. A written notice of each annual or special meeting of shareholders shall be given stating the place, date and time of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is

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called. Unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, such notice of meeting shall be given not less than 10 nor more than 60 days before the date of the meeting to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the shareholder at such shareholder’s address as it appears on the records of the Corporation. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

Section 1.5 Adjournments. Any annual or special meeting of shareholders may be adjourned from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the date, time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting any business may be transacted which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with Section 1.4 of these Bylaws.

Section 1.6 Quorum. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the presence in person or by proxy of the holders of stock having not less than one-third of the votes which could be cast by the holders of all outstanding stock entitled to vote at the meeting shall constitute a quorum at each meeting of shareholders. In the absence of a quorum, then either (i) the chairman of the meeting or (ii) the shareholders may, by the affirmative vote of the holders of stock having a majority of the votes which could be cast by all such holders, adjourn the meeting from time to time in the manner provided in Section 1.5 of these Bylaws until a quorum is present. If a quorum is present when a meeting is convened, the subsequent withdrawal of shareholders, even though less than a quorum remains, shall not affect the ability of the remaining shareholders lawfully to transact business.

Section 1.7 Organization. Meetings of shareholders shall be presided over by the Chairman of the Board or the Chief Executive Officer (in that order), or in their absence, inability or unwillingness, by a chairman designated by the Board of Directors, or in the absence of such designation, by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence, the chairman of the meeting may appoint any person to act as secretary of the meeting. The chairman of any meeting of the shareholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business.

Section 1.8 Voting.

(a) The shareholders entitled to vote at any meeting of shareholders shall be determined in accordance with the provisions of Section 1.11 of these Bylaws, subject to the provisions of Sections 217 and 218 of the Delaware General Corporation Law (relating to voting rights of fiduciaries, pledgors and joint owners of stock and to voting trusts and other voting agreements).

(b) Except as may be otherwise provided in the Certificate of Incorporation or in these Bylaws, or as may be otherwise required by applicable law: (i) in all matters other than the election of Directors, the affirmative vote of the holders of shares representing a majority of the votes present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the shareholders; (ii) each Equity Director shall be elected to the Board of Directors if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election; provided, however, that the Equity Directors shall be elected by a plurality of the votes cast at any meeting of shareholders for which the Secretary of the Corporation determines that the number of nominees for election as Equity Directors exceeds the number of Equity Directors to be elected as of the date that is ten days prior to the scheduled mailing date of the proxy statement for such meeting; (iii) each Class B-3 Director (as defined in the Certificate of Incorporation) shall be elected by a plurality of the votes cast at any meeting of shareholders; and (iv) where a separate vote by a class or series is required, other than with respect to the election of Directors, the affirmative vote of the holders of shares of such class or series representing a majority of the votes present in person or represented by proxy at the meeting shall be the act of such class or series.

(c) Voting at meetings of shareholders need not be by written ballot and need not be conducted by inspectors of election unless so required by Section 1.10 of these Bylaws or so determined by the holders of stock having a majority of the votes which could be cast by the holders of all outstanding stock entitled to vote which are present in person or represented by proxy at such meeting.

(d) Stock of the Corporation belonging to the Corporation, or to another Corporation, a majority of the shares entitled to vote in the election of Directors of which are held by the Corporation, shall not be voted at any meeting of shareholders and shall

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not be counted in the total number of outstanding shares for the purpose of determining whether a quorum is present. Nothing in this Section 1.8 shall limit the right of the Corporation to vote shares of stock of the Corporation held by it in a fiduciary capacity.

Section 1.9 Proxies.

(a) Each shareholder entitled to vote at a meeting of shareholders may authorize another person or persons to act for such shareholder by proxy filed with the Secretary before or at the time of the meeting. No such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A shareholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing with the Secretary an instrument in writing revoking the proxy or another duly executed proxy bearing a later date.

(b) A shareholder may authorize another person or persons to act for such shareholder as proxy (i) by executing a writing authorizing such person or persons to act as such, which execution may be accomplished by such shareholder or such shareholder’s authorized officer, Director, partner, employee or agent (or, if the stock is held in a trust or estate, by a trustee, executor or administrator thereof) signing such writing or causing his or her signature to be affixed to such writing by any reasonable means, including, but not limited to, facsimile signature, or (ii) by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission (a “Transmission”) to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such Transmission; provided that any such Transmission must either set forth or be submitted with information from which it can be determined that such Transmission was authorized by such shareholder.

(c) Any inspector or inspectors appointed pursuant to Section 1.10 of these Bylaws shall examine each Transmission to determine whether it is valid. If no inspector or inspectors are so appointed, the Secretary or such other person or persons as shall be appointed from time to time by the Board of Directors shall examine Transmissions to determine if they are valid. If it is determined a Transmission is valid, the person or persons making that determination shall specify the information upon which such person or persons relied. Any copy, facsimile telecommunication or other reliable reproduction of such a writing or Transmission may be substituted or used in lieu of the original writing or Transmission for any and all purposes for which the original writing or Transmission could be used; provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or Transmission.

Section 1.10 Voting Procedures and Inspectors of Elections.

(a) Unless otherwise provided in the Certificate of Incorporation or required by law, the following provisions of this Section 1.10 shall apply only if and when the Corporation has a class of voting stock that is (i) listed on a national securities exchange, (ii) authorized for quotation on an interdealer quotation system of a registered national securities association or (iii) held of record by more than 2,000 shareholders.

(b) The Corporation shall, in advance of any meeting of shareholders, appoint one or more inspectors of election (individually an “inspector,” and collectively the “inspectors”) to act at such meeting and make a written report thereof. The Board of Directors may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at such meeting, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector of election, before entering upon the discharge of his duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his ability.

(c) The inspectors shall (i) ascertain the number of shares of stock of the Corporation outstanding and the voting power of each, (ii) determine the number of shares of stock of the Corporation present in person or by proxy at such meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors and (v) certify their determination of the number of such shares present in person or by proxy at such meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist them in the performance of their duties.

(d) The date and time of the opening and the closing of the polls for each matter upon which the shareholders will vote at a meeting shall be announced at such meeting. No ballots, proxies or votes, nor any revocations thereof or changes thereto,

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shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery of the State of Delaware upon application by any shareholder shall determine otherwise.

(e) In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted with such proxies, any information referred to in Section 1.9(b) and Section 1.9(c) of these Bylaws, ballots and the regular books and records of the Corporation, except that the inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by a shareholder of record to cast or more votes than such shareholder holds of record. If the inspectors consider other reliable information for the limited purpose permitted herein, the inspectors, at the time they make their certification pursuant to Section 1.10(c) of these Bylaws, shall specify the precise information considered by them, including the person or persons from whom such information was obtained, when and the means by which such information was obtained and the basis for the inspectors’ belief that such information is accurate and reliable.

Section 1.11 Fixing Date of Determination of Shareholders of Record.

(a) In order that the Corporation may determine the shareholders entitled (i) to notice of or to vote at any meeting of shareholders or any adjournment thereof, (ii) to receive payment of any dividend or other distribution or allotment of any rights, (iii) to exercise any rights in respect of any change, conversion or exchange of stock or (iv) to take, receive or participate in any other action, the Board of Directors may fix a record date, which shall not be earlier than the date upon which the resolution fixing the record date is adopted by the Board of Directors and which (1) in the case of a determination of shareholders entitled to notice of or to vote at any meeting of shareholders or adjournment thereof, shall, unless otherwise required by law, be not more than 60 nor less than 10 days before the date of such meeting; and (2) in the case of any other action, shall be not more than 60 days before such action.

(b) If no record date is fixed, (i) the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (ii) the record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

(c) A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting, but the Board of Directors may fix a new record date for the adjourned meeting.

Section 1.12 List of Shareholders Entitled to Vote. The Secretary shall prepare, at least 10 days before every meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address and the number of shares registered in the name of each shareholder. Such list shall be open to the examination of any shareholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any shareholder who is present. The stock ledger shall be the only evidence as to who are the shareholders entitled to examine the stock ledger or to vote in person or by proxy at any meeting of shareholders.

Section 1.13 Proxy Access for Director Nominations.

(a) Whenever the Board of Directors solicits proxies with respect to the election of Equity Directors at an annual meeting of shareholders, subject to the provisions of this Section 1.13, the Corporation shall include in its proxy statement for such annual meeting, in addition to any persons nominated for election by or at the direction of the Board of Directors, the name, together with the Required Information (as defined below), of any person nominated for election to the Board of Directors as an Equity Director by an Eligible Shareholder pursuant to and in accordance with this Section 1.13 (a “Shareholder Nominee”). For purposes of this Section 1.13, the “Required Information” that the Corporation will include in its proxy statement is (i) the information provided to the Secretary concerning the Shareholder Nominee and the Eligible Shareholder that is required to be disclosed in the Corporation’s proxy statement pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder and (ii) if the Eligible Shareholder so elects, a Supporting Statement (as

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defined in Section 1.13(h)). For the avoidance of doubt, nothing in this Section 1.13 shall limit the Corporation’s ability to solicit against any Shareholder Nominee or include in its proxy materials the Corporation’s own statements or other information relating to any Eligible Shareholder or Shareholder Nominee, including any information provided to the Corporation pursuant to this Section 1.13. Subject to the provisions of this Section 1.13, the name of any Shareholder Nominee included in the Corporation’s proxy statement for an annual meeting of shareholders shall also be set forth on the form of proxy distributed by the Corporation in connection with such annual meeting.

(b) In addition to any other applicable requirements, for a nomination to be made by an Eligible Shareholder pursuant to this Section 1.13, the Eligible Shareholder must have given timely notice thereof (a “Notice of Proxy Access Nomination”) in proper written form to the Secretary and must expressly request in the Notice of Proxy Access Nomination to have such nominee included in the Corporation’s proxy materials pursuant to this Section 1.13. To be timely, a Notice of Proxy Access Nomination shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the open of business on the 150th day and not later than the close of business on the 120th day prior to the first anniversary of the date that the Corporation first distributed its proxy statement to shareholders for the preceding year’s annual meeting of shareholders. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of a Notice of Proxy Access Nomination as described above.

(c) The maximum number of Shareholder Nominees nominated by all Eligible Shareholders that will be included in the Corporation’s proxy materials with respect to an annual meeting of shareholders shall not exceed the greater of (i) two or (ii) 20% of the number of Equity Directors in office as of the last day on which a Notice of Proxy Access Nomination may be delivered pursuant to and in accordance with this Section 1.13 (the “Final Proxy Access Nomination Date”) or, if such amount is not a whole number, the closest whole number below 20% (such greater number, as it may be adjusted pursuant to this Section 1.13(c), the “Permitted Number”). In the event that one or more vacancies on the Board of Directors occurs with respect to any Equity Directors for any reason after the Final Proxy Access Nomination Date but before the date of the annual meeting and the Board of Directors resolves to reduce the size of the Board of Directors in connection therewith, the Permitted Number shall be calculated based on the number of Equity Directors in office as so reduced. In addition, the Permitted Number shall be reduced by (i) the number of individuals who will be included in the Corporation’s proxy materials as Equity Director nominees recommended by the Board of Directors pursuant to an agreement, arrangement or other understanding with a shareholder or group of shareholders (other than any such agreement, arrangement or understanding entered into in connection with an acquisition of stock from the Corporation by such shareholder or group of shareholders) and (ii) the number of Equity Directors in office as of the Final Proxy Access Nomination Date who were included in the Corporation’s proxy materials as Shareholder Nominees for any of the two preceding annual meetings of shareholders (including any persons counted as Shareholder Nominees pursuant to the immediately succeeding sentence) and whose reelection at the upcoming annual meeting is being recommended by the Board of Directors. For purposes of determining when the Permitted Number has been reached, any individual nominated by an Eligible Shareholder for inclusion in the Corporation’s proxy materials pursuant to this Section 1.13 whose nomination is subsequently withdrawn or whom the Board of Directors decides to nominate for election to the Board of Directors as an Equity Director shall be counted as one of the Shareholder Nominees. Any Eligible Shareholder submitting more than one Shareholder Nominee for inclusion in the Corporation’s proxy materials pursuant to this Section 1.13 shall rank such Shareholder Nominees based on the order in which the Eligible Shareholder desires such Shareholder Nominees to be selected for inclusion in the Corporation’s proxy materials in the event that the total number of Shareholder Nominees submitted by Eligible Shareholders pursuant to this Section 1.13 exceeds the Permitted Number. In the event that the number of Shareholder Nominees submitted by Eligible Shareholders pursuant to this Section 1.13 exceeds the Permitted Number, the highest ranking Shareholder Nominee who meets the requirements of this Section 1.13 from each Eligible Shareholder will be selected for inclusion in the Corporation’s proxy materials until the Permitted Number is reached, going in order of the amount (largest to smallest) of shares of Common Stock each Eligible Shareholder disclosed as Owned in its Notice of Proxy Access Nomination. If the Permitted Number is not reached after the highest ranking Shareholder Nominee who meets the requirements of this Section 1.13 from each Eligible Shareholder has been selected, then the next highest ranking Shareholder Nominee who meets the requirements of this Section 1.13 from each Eligible Shareholder will be selected for inclusion in the Corporation’s proxy materials, and this process will continue as many times as necessary, following the same order each time, until the Permitted Number is reached. Notwithstanding anything to the contrary contained in this

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Section 1.13, the Corporation shall not be required to include any Shareholder Nominees in its proxy materials pursuant to this Section 1.13 for any meeting of shareholders for which the Secretary receives a notice (whether or not subsequently withdrawn) that a shareholder intends to nominate one or more persons for election to the Board of Directors pursuant to clause (ii) of Section 1.1(b) of these Bylaws.

(d) An “Eligible Shareholder” is a shareholder or group of no more than 20 shareholders (counting as one shareholder, for this purpose, any two or more funds that are part of the same Qualifying Fund Group (as defined below)) that (i) has Owned (as defined in Section 1.13(e)) continuously for at least three years (the “Minimum Holding Period”) a number of shares of Common Stock (as defined in the Certificate of Incorporation) that represents at least three percent of the outstanding shares of Common Stock as of the date the Notice of Proxy Access Nomination is received at the principal executive offices of the Corporation in accordance with this Section 1.13 (the “Required Shares”), (ii) continues to Own the Required Shares through the date of the annual meeting and (iii) meets all other requirements of this Section 1.13. A “Qualifying Fund Group” means two or more funds that are (i) under common management and investment control, (ii) under common management and funded primarily by the same employer or (iii) a “group of investment companies” as such term is defined in Section 12(d)(1)(G)(ii) of the Investment Corporation Act of 1940, as amended. Whenever the Eligible Shareholder consists of a group of shareholders (including a group of funds that are part of the same Qualifying Fund Group), (i) each provision in this Section 1.13 that requires the Eligible Shareholder to provide any written statements, representations, undertakings, agreements or other instruments or to meet any other conditions shall be deemed to require each shareholder (including each individual fund) that is a member of such group to provide such statements, representations, undertakings, agreements or other instruments and to meet such other conditions (except that the members of such group may aggregate the shares that each member has Owned continuously for the Minimum Holding Period in order to meet the three percent Ownership requirement of the “Required Shares” definition) and (ii) a breach of any obligation, agreement or representation under this Section 1.13 by any member of such group shall be deemed a breach by the Eligible Shareholder. No shareholder may be a member of more than one group of shareholders constituting an Eligible Shareholder with respect to any annual meeting.

(e) For purposes of this Section 1.13, a shareholder shall be deemed to “Own” only those outstanding shares of Common Stock as to which the shareholder possesses both (i) the full voting and investment rights pertaining to the shares and (ii) the full economic interest in (including the opportunity for profit from and risk of loss on) such shares; provided that the number of shares calculated in accordance with clauses (i) and (ii) shall not include any shares (1) sold by such shareholder or any of its affiliates in any transaction that has not been settled or closed, (2) borrowed by such shareholder or any of its affiliates for any purposes or purchased by such shareholder or any of its affiliates pursuant to an agreement to resell, or (3) subject to any option, warrant, forward contract, swap, contract of sale, or other derivative or similar instrument or agreement entered into by such shareholder or any of its affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of shares of outstanding Common Stock, in any such case which instrument or agreement has, or is intended to have, the purpose or effect of (A) reducing in any manner, to any extent or at any time in the future, such shareholder’s or its affiliates’ full right to vote or direct the voting of any such shares and/or (B) hedging, offsetting or altering to any degree any gain or loss realized or realizable from maintaining the full economic ownership of such shares by such shareholder or affiliate. A shareholder shall “Own” shares held in the name of a nominee or other intermediary so long as the shareholder retains the right to instruct how the shares are voted with respect to the election of Equity Directors and possesses the full economic interest in the shares. A shareholder’s Ownership of shares shall be deemed to continue during any period in which (i) the shareholder has loaned such shares, provided that the shareholder has the power to recall such loaned shares on five business days’ notice and includes in the Notice of Proxy Access Nomination an agreement that it (1) will promptly recall such loaned shares upon being notified that any of its Shareholder Nominees will be included in the Corporation’s proxy materials and (2) will continue to hold such recalled shares through the date of the annual meeting or (ii) the shareholder has delegated any voting power by means of a proxy, power of attorney or other instrument or arrangement which is revocable at any time by the shareholder. The terms “Owned,” “Owning” and other variations of the word “Own” shall have correlative meanings. Whether outstanding shares of Common Stock are “Owned” for these purposes shall be decided by the Board of Directors.

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(f) To be in proper written form, a Notice of Proxy Access Nomination must set forth or be accompanied by the following:

(i) a statement by the Eligible Shareholder (1) setting forth and certifying as to the number of shares it Owns and has Owned continuously for the Minimum Holding Period, (2) agreeing to continue to Own the Required Shares through the date of annual meeting and (3) indicating whether it intends to continue to own the Required Shares for at least one year following the annual meeting;

(ii) one or more written statements from the record holder of the Required Shares (and from each intermediary through which the Required Shares are or have been held during the Minimum Holding Period) verifying that, as of a date within seven calendar days prior to the date the Notice of Proxy Access Nomination is delivered to the Secretary at the principal executive offices of the Corporation, the Eligible Shareholder Owns, and has Owned continuously for the Minimum Holding Period, the Required Shares, and the Eligible Shareholder’s agreement to provide, within 10 days following the record date for the annual meeting, one or more written statements from the record holder and such intermediaries verifying the Eligible Shareholder’s continuous Ownership of the Required Shares through the record date;

(iii) a copy of the Schedule 14N that has been or is concurrently being filed with the Securities and Exchange Commission as required by Rule 14a-18 under the Exchange Act;

(iv) the information, representations, agreements and other documents that are required to be set forth in or included with a shareholder’s notice of a nomination given pursuant to Section 1.1 of these Bylaws (including the completed and signed questionnaire, representation and agreement required by Section 1.3 of these Bylaws);

(v) a representation that the Eligible Shareholder (1) acquired the Required Shares in the ordinary course of business and not with the intent to change or influence control of the Corporation, and does not presently have such intent, (2) has not nominated and will not nominate for election to the Board of Directors as an Equity Director at the annual meeting any person other than the Shareholder Nominee(s) it is nominating pursuant to this Section 1.13, (3) has not engaged and will not engage in, and has not and will not be a “participant” in another person’s, “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as an Equity Director at the annual meeting other than its Shareholder Nominee(s) or a nominee of the Board of Directors, (4) has not distributed and will not distribute to any shareholder of the Corporation any form of proxy for the annual meeting other than the form distributed by the Corporation, (5) has complied and will comply with all laws, rules and regulations applicable to solicitations and the use, if any, of soliciting material in connection with the annual meeting and (6) has provided and will provide facts, statements and other information in all communications with the Corporation and its shareholders that are or will be true and correct in all material respects and do not and will not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(vi) an undertaking that the Eligible Shareholder agrees to (1) assume all liability stemming from any legal or regulatory violation arising out of the Eligible Shareholder’s communications with the shareholders of the Corporation or out of the information that the Eligible Shareholder provided to the Corporation, (2) indemnify and hold harmless the Corporation and each of its Directors, officers and employees individually against any liability, loss or damages in connection with any threatened or pending action, suit or proceeding, whether legal, administrative or investigative, against the Corporation or any of its Directors, officers or employees arising out of any nomination submitted by the Eligible Shareholder pursuant to this Section 1.13 or any solicitation or other activity in connection therewith and (3) file with the Securities and Exchange Commission any solicitation or other communication with the shareholders of the Corporation relating to the meeting at which its Shareholder Nominee(s) will be nominated, regardless of whether any such filing is required under Regulation 14A of the Exchange Act or whether any exemption from filing is available for such solicitation or other communication under Regulation 14A of the Exchange Act;

(vii) in the case of a nomination by an Eligible Shareholder consisting of a group of shareholders, the designation by all group members of one member of the group that is authorized to receive communications, notices and inquiries from the Corporation and to act on behalf of all members of the group with respect to all matters relating to the nomination under this Section 1.13 (including withdrawal of the nomination); and

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(viii) in the case of a nomination by an Eligible Shareholder consisting of a group of shareholders in which two or more funds are intended to be treated as one shareholder for purposes of qualifying as an Eligible Shareholder, documentation reasonably satisfactory to the Corporation that demonstrates that the funds are part of the same Qualifying Fund Group.

(g) In addition to the information required or requested pursuant to Section 1.13(f) or any other provision of these Bylaws, (i) the Corporation may require any proposed Shareholder Nominee to furnish any other information (1) that may reasonably be requested by the Corporation to determine whether the Shareholder Nominee would be independent under the Independence Standards, (2) that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such Shareholder Nominee or (3) that may reasonably be requested by the Corporation to determine the eligibility of such Shareholder Nominee to be included in the Corporation’s proxy materials pursuant to this Section 1.13 or to serve as a Director of the Corporation, and (ii) the Corporation may require the Eligible Shareholder to furnish any other information that may reasonably be requested by the Corporation to verify the Eligible Shareholder’s continuous Ownership of the Required Shares for the Minimum Holding Period and through the date of the annual meeting.

(h) The Eligible Shareholder may, at its option, provide to the Secretary, at the time the Notice of Proxy Access Nomination is provided, a written statement, not to exceed 500 words, in support of its Shareholder Nominee(s)’ candidacy (a “Supporting Statement”). Only one Supporting Statement may be submitted by an Eligible Shareholder (including any group of shareholders together constituting an Eligible Shareholder) in support of its Shareholder Nominee(s). Notwithstanding anything to the contrary contained in this Section 1.13, the Corporation may omit from its proxy materials any information or Supporting Statement (or portion thereof) that it, in good faith, believes would violate any applicable law, rule or regulation.

(i) In the event that any information or communications provided by an Eligible Shareholder or a Shareholder Nominee to the Corporation or its shareholders is not, when provided, or thereafter ceases to be true and correct in all material respects or omits to state a material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading, such Eligible Shareholder or Shareholder Nominee, as the case may be, shall promptly notify the Secretary of any such defect and of the information that is required to correct any such defect. Without limiting the foregoing, an Eligible Shareholder shall provide immediate notice to the Corporation if the Eligible Shareholder ceases to Own any of the Required Shares prior to the date of the annual meeting. In addition, any person providing any information to the Corporation pursuant to this Section 1.13 shall further update and supplement such information, if necessary, so that all such information shall be true and correct as of the record date for the annual meeting, and such update and supplement shall be delivered to the Secretary at the principal executive offices of the Corporation not later than 10 days following the record date. For the avoidance of doubt, no notification, update or supplement provided pursuant to this Section 1.13(i) or otherwise shall be deemed to cure any defect in any previously provided information or communications or limit the remedies available to the Corporation relating to any such defect (including the right to omit a Shareholder Nominee from its proxy materials pursuant to this Section 1.13).

(j) Notwithstanding anything to the contrary contained in this Section 1.13, the Corporation shall not be required to include in its proxy materials, pursuant to this Section 1.13, any Shareholder Nominee (i) who would not be an independent Director under the Independence Standards, (ii) who is a Disqualified Person or whose election as a member of the Board of Directors would otherwise cause the Corporation to be in violation of these Bylaws, the Certificate of Incorporation, the rules and listing standards of the securities exchanges upon which the stock of the Corporation is listed or traded, or any applicable law, rule or regulation, (iii) who is or has been, within the past three years, an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914, (iv) who is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or has been convicted in such a criminal proceeding within the past 10 years, (v) who is subject to any order of the type specified in Rule 506(d) of Regulation D promulgated under the Securities Act of 1933, as amended, or (vi) who shall have provided any information to the Corporation or its shareholders that was untrue in any material respect or that omitted to state a material fact necessary to make the statements made, in light of the circumstances in which they were made, not misleading.

(k) Notwithstanding anything to the contrary contained in these Bylaws, if (i) a Shareholder Nominee and/or the applicable Eligible Shareholder breaches any of its agreements or representations or fails to comply with any of its obligations under this Section 1.13 or (ii) a Shareholder Nominee otherwise becomes ineligible for inclusion in the Corporation’s proxy materials pursuant to this Section 1.13, or dies, becomes disabled or otherwise becomes ineligible or unavailable for election at the

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Appendix B-2 (Continued)

annual meeting, in each case as determined by the Board of Directors or the chairman of the meeting, (1) the Corporation may omit or, to the extent feasible, remove the information concerning such Shareholder Nominee and the related Supporting Statement from its proxy materials and/or otherwise communicate to its shareholders that such Shareholder Nominee will not be eligible for election at the annual meeting, (2) the Corporation shall not be required to include in its proxy materials any successor or replacement nominee proposed by the applicable Eligible Shareholder or any other Eligible Shareholder and (3) the chairman of the meeting shall declare such nomination to be invalid and such nomination shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the Corporation.

(l) Any Shareholder Nominee who is included in the Corporation’s proxy materials for a particular annual meeting of shareholders but either (i) withdraws from or becomes ineligible or unavailable for election at the annual meeting, or (ii) does not receive at least 25% of the votes cast in favor of such Shareholder Nominee’s election, will be ineligible to be a Shareholder Nominee pursuant to this Section 1.13 for the next two annual meetings of shareholders. For the avoidance of doubt, the immediately preceding sentence shall not prevent any shareholder from nominating any person to the Board of Directors pursuant to clause (ii) of Section 1.1(b) of these Bylaws.

(m) This Section 1.13 provides the exclusive method for a shareholder to include nominees for election to the Board of Directors as Equity Directors in the Corporation’s proxy materials. For the avoidance of doubt, nothing in this Section 1.13 shall affect the rights of holders of shares ~~Class B-1 Common Stock, Class B-2 Common Stock or~~of Class B-3 Common Stock as set forth in Article IV of these Bylaws.

ARTICLE II

BOARD OF DIRECTORS

Section 2.1 Number; Qualifications. The Board of Directors shall consist of the number of Directors as provided in the Certificate of Incorporation, and no person shall serve as a Director unless he or she (a) meets the requirements, if any, provided in the Certificate of Incorporation for service on the Board of Directors and (b) is not a Disqualified Person. A “Disqualified Person” is any person who (i) if elected, intends to resign as a Director of the Corporation prior to the end of the full term for which he or she is standing for election, (ii) is or has been subject to any statutory disqualification under Section 3(a)(39) of the Exchange Act or Sections 8a(2)-(4) of the Commodity Exchange Act, (iii) is or has been subject to disqualification under 17 CFR § 1.63 or (iv) otherwise would be ineligible to serve on the governing boards of Chicago Mercantile Exchange Inc. (“CME”), Board of Trade of the City of Chicago, Inc. (“CBOT”), New York Mercantile Exchange, Inc. (“NYMEX”) or Commodity Exchange, Inc. (“COMEX”) under their respective rulebooks, as in effect from time to time.

Section 2.2 Election; Resignation; Vacancies.

(a) Subject to the provisions of the Certificate of Incorporation, at each annual meeting of shareholders, the shareholders shall elect, pursuant to the terms of the Certificate of Incorporation, the successors to the Directors whose terms expire at that meeting, and each Director shall hold office until the annual meeting at which such Director’s term expires and the election and qualification of his or her successor, or until his or her earlier death, resignation or removal. Any Director may resign at any time by giving written notice to the Chairman of the Board, if any, the Chief Executive Officer or the Secretary. Unless otherwise stated in a notice of resignation, it shall take effect when received by the officer to whom it is directed, without any need for its acceptance.

(b) Only persons who are nominated in accordance with the provisions of Section 1.1(b) or Section 1.2(b) of these Bylaws and any applicable procedures set forth in Section 1.1, Section 1.2 or Section 1.13 these Bylaws shall be eligible for election as Equity Directors (as defined in the Certificate of Incorporation).

(c) Nominees for election as ~~Class B-1 Directors, Class B-2 Directors and~~a Class B-3 ~~Directors~~Director (as such ~~terms are~~term is defined in the Certificate of Incorporation) shall be selected by the ~~respective~~Class B-3 Nominating Committee~~s~~ as provided in Article IV.

(d) A vacancy, howsoever occurring, in a directorship shall be filled in the manner specified in the Certificate of Incorporation.

Section 2.3 Regular Meetings. Regular meetings of the Board of Directors may be held without call or notice at such times and at such places, within or without the state of Delaware, as shall be fixed by resolution of the Board of Directors.

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Appendix B-2 (Continued)

Section 2.4 Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, the Chief Executive Officer, the Lead Director or a majority of the members of the Board of Directors then in office and may be held at any time, date or place, within or without the State of Delaware, as the person or persons calling the meeting shall fix. Notice of the time and place of special meetings shall be delivered personally, by telephone or by electronic transmission to each Director or sent by first-class mail or telegram, charges prepaid, addressed to each Director at that Director’s address as it is shown on the records of the Corporation. If the notice is mailed, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. If the notice is delivered personally, by telephone, by electronic transmission or by telegram, it shall be delivered personally or by telephone or to the telegraph company at least 48 hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the Director or to a person at the office of the Director who the person giving the notice has reason to believe will promptly communicate it to the Director. The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the Corporation.

Section 2.5 Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, the Chief Executive Officer or the Lead Director (in that order), or in their absence, inability or unwillingness, by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting. A majority of the Directors present at a meeting, whether or not they constitute a quorum, may adjourn such meeting to any other date, time or place without notice other than announcement at the meeting.

Section 2.6 Quorum; Vote Required for Action.

(a) At all meetings of the Board of Directors, a majority of the whole Board of Directors shall constitute a quorum for the transaction of business. Unless the Certificate of Incorporation or these Bylaws otherwise provide, the vote of a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of Directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

(b) If a quorum is not present at any meeting of the Board of Directors, then the Directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

(c) Whenever notice is required to be given under any provision of the General Corporation Law of Delaware, the Certificate of Incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Directors, or members of a committee of Directors, need be specified in any written waiver of notice unless so required by the Certificate of Incorporation or these Bylaws.

Section 2.7 Telephonic Meetings. Directors, or any committee of Directors designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 2.7 shall constitute presence in person at such meeting.

Section 2.8 Informal Action by Directors. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing (which may be in counterparts), and the written consent or consents are filed with the minutes of proceedings of the Board of Directors or such committee.

Section 2.9 Reliance Upon Records. Every Director, and every member of any committee of the Board of Directors, shall, in the performance of his or her duties, be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors, or by any other person as to matters the Director or member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation, including, but not limited to, such records, information, opinions, reports or statements as to the value and amount of the assets,

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Appendix B-2 (Continued)

liabilities and/or net profits of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid, or with which the Corporation’s capital stock might properly be purchased or redeemed.

Section 2.10 Interested Directors. No contract or transaction between the Corporation and one or more of its Directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its Directors or officers are Directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the Director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because such person’s or their votes are counted for such purpose if (i) the material facts as to such person’s or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested Directors, even though the disinterested Directors be less than a quorum; or (ii) the material facts as to such person’s or their relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the shareholders. Common or interested Directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

Section 2.11 Compensation. Unless otherwise restricted by the Certificate of Incorporation, the Board of Directors shall have the authority to fix the compensation of Directors. The Directors shall be paid their reasonable expenses, if any, of attendance at each meeting of the Board of Directors or a committee thereof and may be paid a fixed sum for attendance at each such meeting and an annual retainer or salary for services as a Director or committee member. No such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.

Section 2.12 Presumption of Assent. Unless otherwise provided by the laws of the State of Delaware, a Director who is present at a meeting of the Board of Directors or of a committee thereof at which action is taken on any matter shall be presumed to have assented to the action taken unless his or her dissent shall be entered in the minutes of such meeting or unless he or she shall file his or her written dissent to such action with the person acting as secretary of such meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary immediately after the adjournment of such meeting. Such right to dissent shall not apply to a Director who voted in favor of such action.

ARTICLE III

COMMITTEES OF THE BOARD OF DIRECTORS

Section 3.1 Committees. The Board of Directors shall have an Executive Committee, an Audit Committee, a Compensation Committee, a Nominating Committee and any additional committees it may designate from time to time by resolution passed by a majority of the whole Board of Directors, with each committee to consist of one or more of the Directors of the Corporation.

Section 3.2 Executive Committee. The Executive Committee shall consist of such number of Directors as may be elected from time to time by the Board. Whenever the Board is not in session, and subject to the provisions of applicable law, the Certificate of Incorporation or these Bylaws, the Executive Committee shall have and exercise the authority of the Board in the management of the Corporation. A majority of the Executive Committee shall constitute a quorum necessary to transact business.

Section 3.3 Audit Committee. The Audit Committee shall consist of such number of Directors (none of whom shall be an employee of the Corporation) as may be elected from time to time by the Board and who shall meet independence requirements of the applicable listing standards. The Board of Directors shall adopt a charter setting forth the responsibilities of the Audit Committee. A majority of the Audit Committee shall constitute a quorum necessary to transact business.

Section 3.4 Compensation Committee. The Compensation Committee shall consist of such number of Directors (none of whom shall be an employee of the Corporation) as may be elected from time to time by the Board and who shall meet independence requirements of the applicable listing standards. The Compensation Committee shall oversee the compensation and benefits of the employees and management of the Corporation. A majority of the Compensation Committee shall constitute a quorum necessary to transact business.

Section 3.5 Nominating Committee. The Nominating Committee shall consist of such number of Directors as may be determined from time to time by the Board and who shall meet independence requirements of the applicable listing standards. The

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Appendix B-2 (Continued)

Committee shall review the qualifications of potential candidates for the Equity Directors and shall propose nominees for the Equity Directors who are nominated by the Board. In making their nominations, the Nominating Committee and the Board of Directors shall take into consideration, among other things, applicable board of directors composition requirements of the Commodity Futures Trading Commission. Notwithstanding the foregoing, the Nominating Committee shall include the Chairman and Chief Executive Officer as a nominee for Equity Director. A majority of the Nominating Committee shall constitute a quorum necessary to transact business.

Section 3.6 Committee Governance. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Subject to the provisions of law, any such committee, to the extent provided in the resolution of the Board or in these Bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required. Each committee may adopt rules for its governance not inconsistent with the provisions of these Bylaws.

ARTICLE IV

CLASS B-3 NOMINATING COMMITTEE~~S~~

Section 4.1 Class B-3 Nominating Committee~~s~~. The holders of shares of ~~Class B-1 Common Stock; Class B-2 Common Stock; and~~ Class B-3 Common Stock, shall ~~each~~ elect a nominating committee for their ~~respective~~ class (~~each, a~~ “Class B-3 Nominating Committee”). ~~Each~~ The Class B-3 Nominating Committee shall be composed of five members.

Section 4.2 Election. ~~Each~~The Class B-3 Nominating Committee shall nominate, by letter directed to the Chairman of the Board not later than 90 days prior to an annual meeting, candidates for election to such Committee at such annual meeting. ~~Each~~The Class B-3 Nominating Committee shall nominate up to 10 candidates, each of whom must be the owner or recognized owner under the rules of the CME (“Recognized Owner”) of at least one share of Class B-3 Common Stock. ~~Such nominations shall include, as part of or in addition to such candidates, (i) any candidate who is nominated by the holders of at least 100 shares of Class B-1 Common Stock, in the case of the Class B Nominating Committee representing such class, (ii) any candidate who is nominated by the holders of at least 100 shares of Class B-2 Common Stock, in the case of the Class B Nominating Committee representing such class, and (iii) any candidate who is nominated by the holders of at least 150 shares of Class B-3 Common Stock, in the case of the Class B Nominating Committee representing such class; provided, however, in the case of any such nominations, the nomination is submitted in writing and accompanied by a description of the proposed nominee’s qualifications and other relevant biographical information and evidence of the consent of the proposed nominee.~~ The five nominees receiving the greatest number of votes for ~~a~~ the~~particular~~ Class B-3 Nominating Committee shall be elected to such Committee. ~~In the event of a vacancy, howsoever occurring, in a committee position~~In the event that a member of the Class B-3 Nominating Committee cannot or will not serve on such Committee or is no longer qualified as a Recognized Owner of Class B-3 Common Stock (in which case such representative shall no longer be entitled to serve on the Class B-3 Nominating Committee and shall be obligated to resign therefrom), the candidate in the most recent election for such position who received the next highest number of votes to the ~~last person currently serving~~ remaining members of the Committee shall be named to fill such vacancy.

Section 4.3 Director Nominations. ~~Each~~The Class B-3 Nominating Committee shall be responsible for assessing the qualifications of candidates to serve as the Class B-3 Director~~s to be elected by the particular class~~. Not less than 90 days but not more than 120 days prior to an annual meeting of shareholders at which a ~~Class B-1 Director, a Class B-2 Director or a~~ Class B-3 Director is to be elected, the ~~applicable~~ Class B-3 Nominating Committee~~(s)~~ shall select nominees for election to such directorship. ~~Such~~The Class B-3 Nominating Committee~~(s)~~ shall select, subject to the provisions of the Certificate of Incorporation, up to two nominees for ~~each~~ the Class B-3 directorship to be filled ~~by the applicable class of Class B Common Stock~~ at such meeting. In addition to such nominee(s), the nominations in the proxy statement mailed to shareholders in conjunction with the annual meeting of shareholders shall include, as part of or in addition to such nominee(s), ~~(i) any nominee who is nominated by the holders of at least 100 shares of Class B-1 Common Stock, in the case of the Class B Nominating Committee representing such class, (ii) any nominee who is nominated by the holders of at least 100 shares of Class B-2 Common Stock, in the case of the Class B Nominating Committee representing such class, and (iii)~~ any nominee who is the Recognized Owner of at least one share of Class B-3

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Appendix B-2 (Continued)

Common Stock and who was nominated by the holders of at least 150 shares of Class B-3 Common Stock~~, in the case of the Class B Nominating Committee representing such class~~; provided, however, in the case of any such nominations, the nomination is submitted in writing and accompanied by proof of eligibility, a description of the proposed nominee’s qualifications and other relevant biographical information, ~~and~~ evidence of the consent of the proposed nominee and the agreement of such nominee to resign from the Board of Directors if such person no longer is eligible to serve and is submitted to the Corporate Secretary no later than ten days from the date of the announcement of the most recent Class B-3 Director nominees. All nominees shall meet the requirements, if any, in the Certificate of Incorporation, in these Bylaws, ~~or~~ in the rulebook of CME or in the Corporate Governance Principles established by the Board of Directors from time to time for service on the Board of Directors. ~~No nominee shall be a candidate for more than one directorship.~~ If a nominee withdraws, dies, becomes incapacitated or disqualified to serve, the ~~applicable~~ Class B-3 Nominating Committee shall, as quickly as practicable, submit a new nominee to the Chairman of the Board. ~~Each~~The Class B-3 Nominating Committee shall submit its nominee(s) in writing to the Chairman of the Board. Such writing shall set forth as to each nominee for election or reelection as a Class B-3 Director: (1) the name, age, business address and residence address of such person, (2) the principal occupation or employment of such person, (3) the class and number of shares of stock of the Corporation which are owned (or, under the rules of the Corporation, would be recognized as a permitted transferee), and (4) such person’s written consent to serving as a Director if elected. A nominee may be disqualified if the nominee does not abide by the proxy rules and regulations under Section 14(a) of the Securities Exchange Act of 1934 and the rules established by the Corporation. In the event that any Class B-3 Director is no longer the Recognized Owner of a share of Class B-3 Common Stock, the Class B-3 Director shall immediately resign.

ARTICLE V

BOARD OFFICERS; EXECUTIVE OFFICERS

Section 5.1 Board Officers; Executive Officers; Election; Qualification; Term of Office. The Board of Directors shall elect from among its members a Chairman of the Board. The Board of Directors shall also elect a Chief Executive Officer, a President, a Secretary and such other additional executive officers with such titles as the Board of Directors shall determine. The Board of Directors shall also have the authority to elect a Lead Director with the responsibilities set forth in the Corporation’s Corporate Governance Principles. Any number of offices may be held by the same person. Each Board officer and executive officer of the Corporation shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

Section 5.2 Resignation; Removal; Vacancies. Any Board officer or executive officer of the Corporation may resign at any time by giving written notice to the Chairman of the Board, the Chief Executive Officer or the Secretary. Unless otherwise stated in a notice of resignation, it shall take effect when received by the Board officer or executive officer to whom it is directed, without any need for its acceptance. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which such officer is a party. The Board of Directors may remove any Board officer or executive officer with or without cause at any time by an affirmative vote of the majority of the Board of Directors, but such removal shall be without prejudice to the contractual rights, if any, of such officer with the Corporation. A vacancy occurring in any Board or executive office of the Corporation may be filled for the unexpired portion of the term thereof by the Board of Directors at any regular or special meeting.

Section 5.3 Powers and Duties of Board Officers and Executive Officers. The Board officers and executive officers of the Corporation shall have such powers and duties in the management of the Corporation as may be prescribed by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his or her duties.

ARTICLE VI

STOCK CERTIFICATES AND TRANSFERS

Section 6.1 Certificates; Uncertificated Shares. The shares of the Corporation’s stock shall be represented either by book entries on the Corporation’s books, if authorized by the Board of Directors, or by certificates signed by, or in the name of the Corporation by its Chairman of the Board, a Vice Chairman of the Board, its Chief Executive Officer, its President or a Managing Director, and may be countersigned by its Secretary or an Assistant Secretary, certifying the number of shares owned by such shareholder in the Corporation. Any of or all the signatures on a certificate may be facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such officer, transfer agent or registrar continued to be such at the date of issue. Upon the request of the registered owner of uncertificated shares, the Chief Executive Officer or his designee shall send to the registered owner a certificate representing such shares.

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Appendix B-2 (Continued)

In the case of uncertificated shares, within a reasonable time after the issuance or transfer thereof, the Chief Executive Officer or his designee shall send to the registered owner of shares of Common Stock of the Corporation a written notice containing (i) (A) a full statement of the designations, relative rights, preferences and limitations of the shares of the class and series issued or transferred, so far as the same have been determined and the authority of the Board of Directors to divide the shares into classes or series and to determine and change the relative rights, preferences and limitations of any class or series; or (B) a declaration that the Corporation will furnish to the shareholder, upon request and without charge, a statement containing the information described in the preceding clause (A); (ii) a statement that the Corporation is organized under the laws of the State of Delaware; (iii) the name of the person to whom the uncertificated shares have been issued or transferred; (iv) the number and class of shares, and the designation of the series, if any, to which such notice applies; and (v) any restrictions on transfer of the shares, in accordance with Section 202 of the Delaware General Corporation Law. The notice referred to in the preceding sentence shall also contain the following statement: “This notice is merely a record of the rights of the addressee as of the time of its issuance. Delivery of this statement, of itself, confers no rights on the recipient. This notice is neither a negotiable instrument nor a security.”

Section 6.2 Lost, Stolen or Destroyed Certificates; Issuance of New Certificates. The Corporation may issue a new certificate for stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such shareholder’s legal representative, to indemnify the Corporation and/or to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

Section 6.3 Transfers of Stock. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for stock of the Corporation duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer or, if the relevant stock certificate is claimed to have been lost, stolen or destroyed, upon compliance with the provisions of Section 6.2 of these Bylaws, and upon payment of applicable taxes with respect to such transfer, and in compliance with the transfer restrictions applicable to such shares under the Certificate of Incorporation, these Bylaws or rules of the Corporation and any other applicable transfer restrictions of which the Corporation shall have notice, the Corporation shall issue a new certificate or certificates for such stock to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Transfers of stock shall be made only on the books of the Corporation by the registered holder thereof or by such holder’s attorney or successor duly authorized as evidenced by documents filed with the Secretary. Whenever any transfer of stock shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of transfer if, when the certificate or certificates representing such stock are presented to the Corporation for transfer, both the transferor and transferee request the Corporation to do so.

Section 6.4 Transfers of Uncertificated Stock. Except as otherwise required by law, uncertificated shares of the Corporation’s stock shall be transferable in the manner prescribed in these Bylaws. Transfers of uncertificated stock shall be made on the books of the Corporation only by the person then registered on the books of the Corporation as the owner of such shares or by such person’s attorney lawfully constituted in writing and written instruction to the Corporation containing the following information: (i) the class of shares, and the designation of the series, if any, to which such notice applies; (ii) the number of shares transferred; and (iii) the name, address and taxpayer identification number, if any, of the party to whom the shares have been transferred and who, as a result of such transfer, is to become the new registered owner of the shares. No transfer of uncertificated stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred.

Section 6.5 Special Designation on Certificates. The designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each shareholder who so requests the powers, designations, preferences, and the relative, participating, optional or other special rights of each class of stock, or series thereof, and the qualifications limitations or restrictions of such preferences and/or rights.

Section 6.6 Stock Transfer Agreements. Subject to the provisions of the Certificate of Incorporation, the Corporation shall have power to enter into and perform any agreement with any number of shareholders of any one or more classes, or series thereof, of

Notice of Annual Meeting of Shareholders and 2018 Proxy Statement	B-2-17

Appendix B-2 (Continued)

stock of the Corporation to restrict the transfer of such shares owned by such shareholders in any manner not prohibited by the General Corporation Law of Delaware.

Section 6.7 Registered Shareholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

Section 6.8 Other Regulations. The issue, transfer, conversion and registration of stock certificates shall be governed by such other regulations as the Board of Directors may establish.

ARTICLE VII

NOTICES

Section 7.1 Manner of Notice. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, whenever notice is required to be given to any shareholder, Director or member of any committee of the Board of Directors, such notice may be given by personal delivery or by depositing it, in a sealed envelope, in the United States mails, first class, postage prepaid, addressed, or by transmitting it via telecopier, to such shareholder, Director or member, either at the address of such shareholder, Director or member as it appears on the records of the Corporation or, in the case of such a Director or member, at his or her business address; and such notice shall be deemed to be given at the time when it is thus personally delivered, deposited or transmitted, as the case may be. Such requirement for notice shall also be deemed satisfied, except in the case of shareholder meetings, if actual notice is received orally or by other writing by the person entitled thereto as far in advance of the event with respect to which notice is being given as the minimum notice period required by law or these Bylaws.

Section 7.2 Dispensation with Notice.

(a) Whenever notice is required to be given by law, the Certificate of Incorporation or these Bylaws to any shareholder to whom (i) notice of two consecutive annual meetings of shareholders, and all notices of meetings of shareholders or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities of the Corporation during a 12-month period, have been mailed addressed to such shareholder at the address of such shareholder as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such shareholder shall not be required. Any action or meeting which shall be taken or held without notice to such shareholder shall have the same force and effect as if such notice had been duly given. If any such shareholder shall deliver to the Corporation a written notice setting forth the then current address of such shareholder, the requirement that notice be given to such shareholder shall be reinstated.

(b) Whenever notice is required to be given by law, the Certificate of Incorporation or these Bylaws to any person with whom communication is unlawful, the giving of such notice to such person shall not be required, and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given.

Section 7.3 Waiver of Notice. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the shareholders, Directors, or members of a committee of Directors need be specified in any written waiver of notice.

ARTICLE VIII

INDEMNIFICATION

Section 8.1 Right to Indemnification. In addition and subject to the indemnification provisions contained in the Certificate of Incorporation, and subject to applicable law, the following Sections of this Article VIII shall apply with respect to any person

B-2-18	Notice of Annual Meeting of Shareholders and 2018 Proxy Statement

Appendix B-2 (Continued)

subject to the indemnification provisions of the Corporation. For purposes of the right to indemnification granted under the Certificate of Incorporation and these Bylaws, the term “officer” shall be as defined in Rule 16a-1(f) promulgated under the Exchange Act, as determined by the Board of Directors or a committee thereof.

Section 8.2 Prepayment of Expenses. The Corporation may pay or reimburse the reasonable expenses incurred in defending any proceeding in advance of its final disposition if the Corporation has received in advance an undertaking by the person receiving such payment or reimbursement to repay all amounts advanced if it should be ultimately determined that he or she is not entitled to be indemnified under this Article VIII or otherwise. The Corporation may require security for any such undertaking.

Section 8.3 Claims. If a claim for indemnification or payment of expenses under this Article VII is not paid in full within 60 days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

Section 8.4 Non-Exclusivity of Rights. The rights conferred on any person by this Article VIII shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of shareholders or disinterested Directors or otherwise.

Section 8.5 Other Indemnification. The Corporation’s obligation, if any, to indemnify any person who was or is serving at its request as a Director, officer, employee, partner or agent of another corporation, partnership, joint venture or other enterprise shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture or other enterprise.

Section 8.6 Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Article VIII shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

ARTICLE IX

FORUM FOR ADJUDICATION OF CERTAIN DISPUTES

Section 9.1 Forum for Adjudication of Certain Disputes. Unless the Corporation consents in writing to the selection of an alternative forum (an “Alternative Forum Consent”), the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Director, officer, shareholder, employee or agent of the Corporation to the Corporation or the Corporation’s shareholders, (iii) any action asserting a claim against the Corporation or any Director, officer, shareholder, employee or agent of the Corporation arising out of or relating to any provision of the General Corporation Law of Delaware or the Certificate of Incorporation or these Bylaws, or (iv) any action asserting a claim against the Corporation or any Director, officer, shareholder, employee or agent of the Corporation governed by the internal affairs doctrine of the State of Delaware; provided, however, that, in the event that the Court of Chancery of the State of Delaware lacks subject matter jurisdiction over any such action or proceeding described in clauses (i) through (iv), the sole and exclusive forum for such action or proceeding shall be another state or federal court located within the State of Delaware, in each such case, unless the Court of Chancery (or such other state or federal court located within the State of Delaware, as applicable) has dismissed a prior action by the same plaintiff asserting the same claims because such court lacked personal jurisdiction over an indispensable party named as a defendant therein. Failure to enforce the foregoing provisions would cause the Corporation irreparable harm and the Corporation shall be entitled to equitable relief, including injunctive relief and specific performance, to enforce the foregoing provisions. The existence of any prior Alternative Forum Consent shall not act as a waiver of the Corporation’s ongoing consent right as set forth above in this Section 9.1 with respect to any current or future actions or claims. For the avoidance of doubt, this Section 9.1 does not supersede any of the rules of any of the Corporation’s exchanges or the bylaws or charters of any of the Corporation’s subsidiaries, including, but not limited to, with respect to the jurisdiction and venue provisions of such rules, bylaws or charters applicable to claims brought by members of such exchanges or shareholders of such subsidiaries.

Notice of Annual Meeting of Shareholders and 2018 Proxy Statement	B-2-19

Appendix B-2 (Continued)

ARTICLE X

GENERAL

Section 10.1 Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, magnetic tape, diskette, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

Section 10.2 Execution of Corporate Contracts and Instruments. The Board of Directors, except as otherwise provided in these Bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

Section 10.3 Severability. If any provision of these Bylaws shall be held to be invalid, illegal, unenforceable or in conflict with the provisions of the Corporation’s Certificate of Incorporation, then such provision shall nonetheless be enforced to the maximum extent possible consistent with such holding and the remaining provisions of these Bylaws (including without limitation, all portions of any Section of these Bylaws containing any such provision held to be invalid, illegal, unenforceable or in conflict with the Certificate of Incorporation, that are not themselves invalid, illegal, unenforceable or in conflict with the Certificate of Incorporation) shall remain in full force and effect.

Section 10.4 Construction; Definitions. Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the General Corporation Law of Delaware shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

Section 10.5 Dividends. The Board of Directors, subject to any restrictions contained in the General Corporation Law of Delaware or the Certificate of Incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid only in cash or in property. The Board of Directors may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include, but not be limited to, equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.

Section 10.6 Notice and Consent. Any person or entity owning, purchasing, or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of these Bylaws, including, but not limited to, Article IX.

B-2-20	Notice of Annual Meeting of Shareholders and 2018 Proxy Statement

VOTE BY INTERNET - www.proxyvote.com

Use the internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M., Central Time, on November 2, 2018. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any telephone to transmit your voting instructions up until 10:59 P.M., Central Time, on November 2, 2018. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to CME Group Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by CME Group Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

SHAREHOLDER MEETING REGISTRATION:

To vote and/or attend the meeting, go to the “Register for Meeting” link at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	E50764-S75275	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY

CME GROUP INC. - CLASS A COMMON

The Board of Directors recommends you vote FOR the proposal.				For	Against	Abstain

1. Approve an amendment and restatement of our certificate of incorporation to eliminate all or some of the Class B Election Rights.				☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

If you plan to attend the meeting on November 5, 2018, you should register in advance. Please go to the “Register for Meeting” link at www.proxyvote.com and follow the instructions provided. You will need the 16 digit number located on the other side of this card. Please print your registration confirmation and bring it with you to the meeting along with valid picture identification.

Please note that seating is limited and admission will be accepted on a first-come, first-served basis. On the day of the meeting, each shareholder will be required to present valid picture identification such as a driver’s license or passport with their registration confirmation. Seating will begin at 9:00 a.m. and the meeting will begin at 10:00 a.m. The use of cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting. You will be required to enter through a security checkpoint before being granted access to the meeting.

YOUR VOTE IS IMPORTANT! Please take a moment to vote your shares of Class A common stock of CME Group Inc. for the upcoming Special Meeting of Shareholders. PLEASE REVIEW THE PROXY STATEMENT AND SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
E50765-S75275

This Proxy is being solicited by the Board of Directors of CME Group Inc. (“CME Group”) for the Special Meeting of Shareholders on Monday, November 5, 2018.

The undersigned hereby appoint(s) Terrence A. Duffy and Bryan T. Durkin with full power to act alone and with full power of substitution, as proxy of such shareholder(s), to attend the Special Meeting of CME Group to be held at 10:00 a.m., Central Time, on Monday, November 5, 2018, at CME Group Headquarters, located at 20 South Wacker Drive, Chicago, IL, and any postponement or adjournment thereof, and to vote all shares of Class A common stock of CME Group, held of record by such shareholder(s) as of the close of business on September 6, 2018, upon the proposal as designated on the reverse side. This proxy will be voted as specified by the shareholder(s). IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE “FOR” PROPOSAL 1 AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposal is fully set forth in the Proxy Statement related to the Special Meeting, receipt of which is hereby acknowledged.

Please mark this proxy as indicated on the reverse side to vote on any item. If you wish to vote in accordance with the recommendation of the company, please sign the reverse side; no boxes need to be checked.

  20 S. WACKER DRIVE

  CHICAGO, IL 60606

VOTE BY INTERNET - www.proxyvote.com

Use the internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M., Central Time, on November 2, 2018. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any telephone to transmit your voting instructions up until 10:59 P.M., Central Time, on November 2, 2018. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to CME Group Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by CME Group Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

SHAREHOLDER MEETING REGISTRATION:

To vote and/or attend the meeting, go to the “Register for Meeting” link at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	E50766-Z73123	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY

CME GROUP INC. - CLASS B-1

The Board of Directors recommends you vote FOR the proposal.				For	Against	Abstain

1. Approve an amendment and restatement of our certificate of incorporation to eliminate all or some of the Class B Election Rights.				☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

If you plan to attend the meeting on November 5, 2018, you should register in advance. Please go to the “Register for Meeting” link at www.proxyvote.com and follow the instructions provided. You will need the 16 digit number located on the other side of this card. Please print your registration confirmation and bring it with you to the meeting along with valid picture identification.

Please note that seating is limited and admission will be accepted on a first-come, first-served basis. On the day of the meeting, each shareholder will be required to present valid picture identification such as a driver’s license or passport with their registration confirmation. Seating will begin at 9:00 a.m. and the meeting will begin at 10:00 a.m. The use of cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting. You will be required to enter through a security checkpoint before being granted access to the meeting.

YOUR VOTE IS IMPORTANT! Please take a moment to vote your shares of Class B-1 common stock of CME Group Inc. for the upcoming Special Meeting of Shareholders. PLEASE REVIEW THE PROXY STATEMENT AND SEE REVERSE SIDE FOR TWO EASY WAYS TO VOTE.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
E50767-Z73123

This Proxy is being solicited by the Board of Directors of CME Group Inc. (“CME Group”) for the Special Meeting of Shareholders on Monday, November 5, 2018.

The undersigned hereby appoint(s) Terrence A. Duffy and Bryan T. Durkin with full power to act alone and with full power of substitution, as proxy of such shareholder(s), to attend the Special Meeting of CME Group to be held at 10:00 a.m., Central Time, on Monday, November 5, 2018, at CME Group Headquarters, located at 20 South Wacker Drive, Chicago, IL, and any postponement or adjournment thereof, and to vote all shares of Class B-1 common stock of CME Group, held of record by such shareholder(s) as of the close of business on September 6, 2018, upon the proposal as designated on the reverse side. This proxy will be voted as specified by the shareholder(s). IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE “FOR” PROPOSAL 1 LISTED ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposal is fully set forth in the Proxy Statement related to the Special Meeting, receipt of which is hereby acknowledged.

Please mark this proxy as indicated on the reverse side to vote on any item.

VOTE BY INTERNET - www.proxyvote.com

Use the internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M., Central Time, on November 2, 2018. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any telephone to transmit your voting instructions up until 10:59 P.M., Central Time, on November 2, 2018. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to CME Group Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by CME Group Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

SHAREHOLDER MEETING REGISTRATION:

To vote and/or attend the meeting, go to the “Register for Meeting” link at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	E50768-Z73124	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY

CME GROUP INC. - CLASS B-2

The Board of Directors recommends you vote FOR the proposal.				For	Against	Abstain

1. Approve an amendment and restatement of our certificate of incorporation to eliminate all or some of the Class B Election Rights.				☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

If you plan to attend the meeting on November 5, 2018, you should register in advance. Please go to the “Register for Meeting” link at www.proxyvote.com and follow the instructions provided. You will need the 16 digit number located on the other side of this card. Please print your registration confirmation and bring it with you to the meeting along with valid picture identification.

Please note that seating is limited and admission will be accepted on a first-come, first-served basis. On the day of the meeting, each shareholder will be required to present valid picture identification such as a driver’s license or passport with their registration confirmation. Seating will begin at 9:00 a.m. and the meeting will begin at 10:00 a.m. The use of cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting. You will be required to enter through a security checkpoint before being granted access to the meeting.

YOUR VOTE IS IMPORTANT! Please take a moment to vote your shares of Class B-2 common stock of CME Group Inc. for the upcoming Special Meeting of Shareholders. PLEASE REVIEW THE PROXY STATEMENT AND SEE REVERSE SIDE FOR TWO EASY WAYS TO VOTE.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
E50769-Z73124

This Proxy is being solicited by the Board of Directors of CME Group Inc. (“CME Group”) for the Special Meeting of Shareholders on Monday, November 5, 2018.

The undersigned hereby appoint(s) Terrence A. Duffy and Bryan T. Durkin with full power to act alone and with full power of substitution, as proxy of such shareholder(s), to attend the Special Meeting of CME Group to be held at 10:00 a.m., Central Time, on Monday, November 5, 2018, at CME Group Headquarters, located at 20 South Wacker Drive, Chicago, IL, and any postponement or adjournment thereof, and to vote all shares of Class B-2 common stock of CME Group, held of record by such shareholder(s) as of the close of business on September 6, 2018, upon the proposal as designated on the reverse side. This proxy will be voted as specified by the shareholder(s). IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE “FOR” PROPOSAL 1 LISTED ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposal is fully set forth in the Proxy Statement related to the Special Meeting, receipt of which is hereby acknowledged.

Please mark this proxy as indicated on the reverse side to vote on any item.

VOTE BY INTERNET - www.proxyvote.com

Use the internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M., Central Time, on November 2, 2018. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any telephone to transmit your voting instructions up until 10:59 P.M., Central Time, on November 2, 2018. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to CME Group Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by CME Group Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

SHAREHOLDER MEETING REGISTRATION:

To vote and/or attend the meeting, go to the “Register for Meeting” link at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	E50770-Z73125	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY

CME GROUP INC. - CLASS B-3

The Board of Directors recommends you vote FOR the proposal.				For	Against	Abstain

1. Approve an amendment and restatement of our certificate of incorporation to eliminate all or some of the Class B Election Rights.				☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

If you plan to attend the meeting on November 5, 2018, you should register in advance. Please go to the “Register for Meeting” link at www.proxyvote.com and follow the instructions provided. You will need the 16 digit number located on the other side of this card. Please print your registration confirmation and bring it with you to the meeting along with valid picture identification.

Please note that seating is limited and admission will be accepted on a first-come, first-served basis. On the day of the meeting, each shareholder will be required to present valid picture identification such as a driver’s license or passport with their registration confirmation. Seating will begin at 9:00 a.m. and the meeting will begin at 10:00 a.m. The use of cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting. You will be required to enter through a security checkpoint before being granted access to the meeting.

YOUR VOTE IS IMPORTANT! Please take a moment to vote your shares of Class B-3 common stock of CME Group Inc. for the upcoming Special Meeting of Shareholders. PLEASE REVIEW THE PROXY STATEMENT AND SEE REVERSE SIDE FOR TWO EASY WAYS TO VOTE.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com.

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E50771-Z73125

This Proxy is being solicited by the Board of Directors of CME Group Inc. (“CME Group”) for the Special Meeting of Shareholders on Monday, November 5, 2018.

The undersigned hereby appoint(s) Terrence A. Duffy and Bryan T. Durkin with full power to act alone and with full power of substitution, as proxy of such shareholder(s), to attend the Special Meeting of CME Group to be held at 10:00 a.m., Central Time, on Monday, November 5, 2018, at CME Group Headquarters, located at 20 South Wacker Drive, Chicago, IL, and any postponement or adjournment thereof, and to vote all shares of Class B-3 common stock of CME Group, held of record by such shareholder(s) as of the close of business on September 6, 2018, upon the proposal as designated on the reverse side. This proxy will be voted as specified by the shareholder(s). IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE “FOR” PROPOSAL 1 LISTED ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposal is fully set forth in the Proxy Statement related to the Special Meeting, receipt of which is hereby acknowledged.

Please mark this proxy as indicated on the reverse side to vote on any item.

VOTE BY INTERNET - www.proxyvote.com

Use the internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M., Central Time, on November 2, 2018. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any telephone to transmit your voting instructions up until 10:59 P.M., Central Time, on November 2, 2018. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to CME Group Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by CME Group Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

SHAREHOLDER MEETING REGISTRATION:

To vote and/or attend the meeting, go to the “Register for Meeting” link at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	E50772-Z73126	KEEP THIS PORTION FOR YOUR RECORDS
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DETACH AND RETURN THIS PORTION ONLY

CME GROUP INC. - CLASS B-4

The Board of Directors recommends you vote FOR the proposal.				For	Against	Abstain

1. Approve an amendment and restatement of our certificate of incorporation to eliminate all or some of the Class B Election Rights.				☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

If you plan to attend the meeting on November 5, 2018, you should register in advance. Please go to the “Register for Meeting” link at www.proxyvote.com and follow the instructions provided. You will need the 16 digit number located on the other side of this card. Please print your registration confirmation and bring it with you to the meeting along with valid picture identification.

Please note that seating is limited and admission will be accepted on a first-come, first-served basis. On the day of the meeting, each shareholder will be required to present valid picture identification such as a driver’s license or passport with their registration confirmation. Seating will begin at 9:00 a.m. and the meeting will begin at 10:00 a.m. The use of cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting. You will be required to enter through a security checkpoint before being granted access to the meeting.

YOUR VOTE IS IMPORTANT! Please take a moment to vote your shares of Class B-4 common stock of CME Group Inc. for the upcoming Special Meeting of Shareholders. PLEASE REVIEW THE PROXY STATEMENT AND SEE REVERSE SIDE FOR TWO EASY WAYS TO VOTE.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com.

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E50773-Z73126

This Proxy is being solicited by the Board of Directors of CME Group Inc. (“CME Group”) for the Special Meeting of Shareholders on Monday, November 5, 2018.

The undersigned hereby appoint(s) Terrence A. Duffy and Bryan T. Durkin with full power to act alone and with full power of substitution, as proxy of such shareholder(s), to attend the Special Meeting of CME Group to be held at 10:00 a.m., Central Time, on Monday, November 5, 2018, at CME Group Headquarters, located at 20 South Wacker Drive, Chicago, IL, and any postponement or adjournment thereof, and to vote all shares of Class B-4 common stock of CME Group, held of record by such shareholder(s) as of the close of business on September 6, 2018, upon the proposal as designated on the reverse side. This proxy will be voted as specified by the shareholder(s). IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE “FOR” PROPOSAL 1 AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposal is fully set forth in the Proxy Statement related to the Special Meeting, receipt of which is hereby acknowledged.

Please mark this proxy as indicated on the reverse side to vote on any item. If you wish to vote in accordance with the recommendation of the company, please sign the reverse side; no boxes need to be checked.